UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Guggenheim Variable Funds Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549‑0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

12.31.2016

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(Mid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GuggenheimInvestments.com	GVFT-ANN-2-1216x1217

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES D (WORLD EQUITY INCOME SERIES)	27
SERIES E (TOTAL RETURN BOND SERIES)	37
SERIES F (FLOATING RATE STRATEGIES SERIES)	50
SERIES J (STYLEPLUS—MID GROWTH SERIES)	61
SERIES N (MANAGED ASSET ALLOCATION SERIES)	70
SERIES O (ALL CAP VALUE SERIES)	78
SERIES P (HIGH YIELD SERIES)	88
SERIES Q (SMALL CAP VALUE SERIES)	102
SERIES V (MID CAP VALUE SERIES)	112
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	122
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	132
SERIES Z (ALPHA OPPORTUNITY SERIES)	140
NOTES TO FINANCIAL STATEMENTS	153
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	175
OTHER INFORMATION	176
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	178
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	182

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2016

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management (the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2016.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Some of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if it had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

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December 31, 2016

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ● The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Some of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Some of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2016

offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● The Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● See the prospectus for more information on these and additional risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate defaults, several quarters of negative earnings growth, stubbornly low inflation across the globe, the British vote to exit the European Union, and a U.S. presidential election outcome that defied investor expectations and polling trends. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, and one of the worst selloffs in government bonds since 2013’s taper tantrum in the fourth quarter, and the Standard & Poor’s 500® (“S&P 500”) Index* falling almost 11% early in the year. Nevertheless, or perhaps because of all the pre-election turmoil, between election day and the end of December, the S&P 500 rallied 4.6%, high-yield spreads tightened 83 basis points, and 10-year Treasury yields rose 57 basis points.

The market reaction to the outcome of the U.S. presidential election set the stage for the U.S. Federal Reserve (the “Fed”) to hike in December. As widely expected, the Fed raised target interest rates by 25 basis points from a range of 0.25–0.50% to 0.50–0.75%. More importantly, the Federal Open Market Committee (“FOMC”) now projects three rate increases in 2017, up from two in September.

The upward shift appears to reflect the view that there may be less room for accommodative policy to continue in light of recent labor market data. We believe the participation rate introduces meaningful uncertainty to the pace of Fed tightening. In 2016, a rising participation rate helped keep the Fed at bay for most of the year as it stabilized the unemployment rate slightly above what the Fed considers full employment. However, the participation trend reversed in October and November, causing the unemployment rate to decline to only 4.7% by December.

Early indications that fiscal spending (and/or tax cuts) will be prioritized in the new administration suggest that the risks to real Gross Domestic Product (“GDP”) growth in 2017 and 2018 are now skewed to the upside. U.S. real GDP grew by 3.5% in the third quarter, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

A post-election rise in consumer confidence, along with continued income growth and healthier household balance sheets, bodes well for consumption in the coming quarters. The trend rate of job growth should slow as we near full employment. Even so, the unemployment rate should continue to fall toward 4.0% as employment growth outstrips labor force growth. A tighter labor market will begin to put more upward pressure on wage growth, which is being held back by meager productivity gains. An improving labor market, low borrowing costs, and rising household formation will continue to bolster housing, as evidenced by housing starts at cyclical highs. Key inflation measures will rise over the next year due to energy price base effects and reductions in labor market slack.

Given our view that the Fed will raise rates three, possibly four, times in 2017, the effects of monetary policy divergence will be important to watch as two major central banks, the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), continue their purchase programs. In December, the ECB committed to extend its asset-purchase program through the end of 2017, albeit at a reduced monthly pace of €60 billion (from €80 billion currently) beginning in April. The ECB also changed its criteria for asset purchases, allowing the purchase of sovereign bonds with yields lower than the -0.40% deposit rate. In our view, the extension of the program to at least the end of 2017 makes it highly likely that the ECB will continue to buy assets well into 2018. The growing gap in policy rates and global yields could drive further U.S. dollar appreciation, which would weigh on oil prices and stem the recovery in the energy market. Currently, our oil model projects oil prices will remain below $60 per barrel through the end of 2017.

For the year ended December 31, 2016, the S&P 500 Index returned 11.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.00%. The return of the MSCI Emerging Markets Index* was 11.19%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.65% return for the year, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 17.13%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.33% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2016

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index: measures the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2016 and ending December 31, 2016.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.91%	8.81%	$ 1,000.00	$ 1,088.10	$ 4.79
Series B (Large Cap Value Series)	0.82%	13.93%	1,000.00	1,139.30	4.42
Series D (World Equity Income Series)	0.90%	3.14%	1,000.00	1,031.40	4.61
Series E (Total Return Bond Series)	0.81%	2.02%	1,000.00	1,020.20	4.12
Series F (Floating Rate Strategies Series)	1.17%	4.93%	1,000.00	1,049.30	6.04
Series J (StylePlus—Mid Growth Series)	0.95%	5.98%	1,000.00	1,059.80	4.93
Series N (Managed Asset Allocation Series)	0.92%	3.67%	1,000.00	1,036.70	4.72
Series O (All Cap Value Series)	0.90%	14.98%	1,000.00	1,149.80	4.88
Series P (High Yield Series)	1.12%	9.03%	1,000.00	1,090.30	5.90
Series Q (Small Cap Value Series)	1.13%	19.59%	1,000.00	1,195.90	6.25
Series V (Mid Cap Value Series)	0.91%	16.72%	1,000.00	1,167.20	4.97
Series X (StylePlus—Small Growth Series)	1.25%	14.52%	1,000.00	1,145.20	6.76
Series Y (StylePlus—Large Growth Series)	1.07%	6.81%	1,000.00	1,068.10	5.58
Series Z (Alpha Opportunity Series)	2.87%	9.17%	1,000.00	1,091.70	15.13

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.91%	5.00%	$ 1,000.00	$ 1,020.62	$ 4.63
Series B (Large Cap Value Series)	0.82%	5.00%	1,000.00	1,021.07	4.18
Series D (World Equity Income Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series E (Total Return Bond Series)	0.81%	5.00%	1,000.00	1,021.12	4.13
Series F (Floating Rate Strategies Series)	1.17%	5.00%	1,000.00	1,019.31	5.96
Series J (StylePlus—Mid Growth Series)	0.95%	5.00%	1,000.00	1,020.42	4.84
Series N (Managed Asset Allocation Series)	0.92%	5.00%	1,000.00	1,020.57	4.69
Series O (All Cap Value Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series P (High Yield Series)	1.12%	5.00%	1,000.00	1,019.56	5.70
Series Q (Small Cap Value Series)	1.13%	5.00%	1,000.00	1,019.51	5.75
Series V (Mid Cap Value Series)	0.91%	5.00%	1,000.00	1,020.62	4.63
Series X (StylePlus—Small Growth Series)	1.25%	5.00%	1,000.00	1,018.90	6.36
Series Y (StylePlus—Large Growth Series)	1.07%	5.00%	1,000.00	1,019.81	5.45
Series Z (Alpha Opportunity Series)	2.87%	5.00%	1,000.00	1,010.74	14.55

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the period would be:

Funds	12/31/16
Series E (Total Return Bond Series)	0.78%
Series F (Floating Rate Strategies Series)	1.15%
Series P (High Yield Series)	1.07%
Series Z (Alpha Opportunity Series)	2.34%

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2016 to December 31, 2016.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series A (StylePlusTM—Large Core Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2016.

For the year ended December 31, 2016, the Series A (StylePlus—Large Core Series) returned 13.34%, compared with the 11.96% return of its benchmark, the S&P 500 Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The allocation to actively managed individual equity via stocks, and passive equity via derivatives, is designed to provide exposure to large core equity. Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The passive equity position uses derivatives such as swap agreements to gain exposure to the index. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities, corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund outperformed the S&P 500 Index for the one-year period ended December 31, 2016. The fixed income sleeve was the largest positive contributor. The investments in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments. The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance for the period.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Health Care and Consumer Staples sectors and most underweight the Consumer Discretionary and Financials sectors.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS, investment-grade corporates, and NA RMBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	26.2%
Guggenheim Strategy Fund II	25.6%
Guggenheim Strategy Fund III	16.1%
Guggenheim Strategy Fund I	9.8%
Apple, Inc.	0.8%
Verizon Communications, Inc.	0.4%
Procter & Gamble Co.	0.4%
Pfizer, Inc.	0.4%
Intel Corp.	0.3%
Comcast Corp. — Class A	0.3%
Top Ten Total	80.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	13.34%	14.12%	5.27%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. Effective April 30, 2013, certain changes were made to the Series’ investment objective and principal investment strategies. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

COMMON STOCKS† - 18.1%

Consumer, Non-cyclical - 6.0%
Procter & Gamble Co.	10,428	$876,786
Pfizer, Inc.	25,541	829,573
Merck & Company, Inc.	12,568	739,878
UnitedHealth Group, Inc.	4,623	739,865
PepsiCo, Inc.	6,926	724,667
Amgen, Inc.	4,321	631,773
AbbVie, Inc.	9,828	615,429
Allergan plc*	2,893	607,559
Medtronic plc	8,485	604,386
Gilead Sciences, Inc.	8,350	597,944
Danaher Corp.	6,467	503,391
Kroger Co.	14,163	488,765
Kimberly-Clark Corp.	4,267	486,950
Biogen, Inc.*	1,704	483,220
Becton Dickinson and Co.	2,885	477,612
Boston Scientific Corp.*	22,068	477,331
Sysco Corp.	8,503	470,811
Archer-Daniels-Midland Co.	10,204	465,813
HCA Holdings, Inc.*	6,260	463,365
McKesson Corp.	3,229	453,513
Express Scripts Holding Co.*	6,550	450,575
Johnson & Johnson	3,251	374,548
General Mills, Inc.	3,377	208,597
Abbott Laboratories	3,572	137,201
Thermo Fisher Scientific, Inc.	951	134,186
Mondelez International, Inc. — Class A	2,960	131,217
Aetna, Inc.	925	114,709
Anthem, Inc.	703	101,070
Total Consumer, Non-cyclical		13,390,734

Technology - 2.5%
Apple, Inc.	15,032	1,741,007
Intel Corp.	21,315	773,095
Oracle Corp.	16,426	631,580
International Business Machines Corp.	3,801	630,928
Microsoft Corp.	9,629	598,346
Activision Blizzard, Inc.	12,335	445,417
HP, Inc.	29,116	432,081
QUALCOMM, Inc.	2,482	161,826
Broadcom Ltd.	729	128,865
Hewlett Packard Enterprise Co.	4,273	98,877
Total Technology		5,642,022

Consumer, Cyclical - 2.0%
Wal-Mart Stores, Inc.	8,931	617,311
CVS Health Corp.	7,238	571,151
Walgreens Boots Alliance, Inc.	6,540	541,250
General Motors Co.	14,573	507,723
Ford Motor Co.	40,001	485,212
Target Corp.	6,462	466,750
Delta Air Lines, Inc.	8,029	394,946
American Airlines Group, Inc.	8,020	374,454
Southwest Airlines Co.	7,189	358,300
Lowe’s Companies, Inc.	3,180	226,162
Total Consumer, Cyclical		4,543,259

Communications - 2.0%
Verizon Communications, Inc.	16,530	882,370
Comcast Corp. — Class A	11,042	762,450
Cisco Systems, Inc.	24,394	737,187
AT&T, Inc.	13,403	570,030
Alphabet, Inc. — Class C*	717	553,395
eBay, Inc.*	16,385	486,471
Amazon.com, Inc.*	285	213,713
Facebook, Inc. — Class A*	1,413	162,566
Total Communications		4,368,182

Financial - 1.8%
MetLife, Inc.	9,563	515,350
Prudential Financial, Inc.	4,787	498,135
Travelers Companies, Inc.	4,037	494,210
Allstate Corp.	6,435	476,962
Aflac, Inc.	6,743	469,313
State Street Corp.	5,824	452,641
JPMorgan Chase & Co.	4,131	356,464
Berkshire Hathaway, Inc. — Class B*	1,509	245,937
Wells Fargo & Co.	4,365	240,555
Citigroup, Inc.	2,222	132,053
Chubb Ltd.	924	122,079
Bank of America Corp.	5,430	120,003
Total Financial		4,123,702

Industrial - 1.6%
Boeing Co.	3,866	601,860
Union Pacific Corp.	5,659	586,726
FedEx Corp.	2,589	482,072
CSX Corp.	13,168	473,126
Waste Management, Inc.	6,631	470,204
Cummins, Inc.	3,141	429,280
United Technologies Corp.	1,837	201,372
General Electric Co.	6,269	198,100
Honeywell International, Inc.	1,697	196,597
Total Industrial		3,639,337

Energy - 1.4%
Schlumberger Ltd.	7,750	650,613
Valero Energy Corp.	7,103	485,276
Marathon Petroleum Corp.	9,628	484,770
ConocoPhillips	9,585	480,592
Exxon Mobil Corp.	4,180	377,287
Kinder Morgan, Inc.	18,209	377,108
Chevron Corp.	1,066	125,468
Occidental Petroleum Corp.	1,708	121,661
Total Energy		3,102,775

Utilities - 0.7%
Duke Energy Corp.	6,871	533,327
Exelon Corp.	14,045	498,457
American Electric Power Company, Inc.	7,766	488,947

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

NextEra Energy, Inc.	1,149	$137,260
Total Utilities		1,657,991

Basic Materials - 0.1%
Dow Chemical Co.	2,012	115,127

Total Common Stocks
(Cost $38,321,732)		40,583,129

MUTUAL FUNDS† - 77.7%
Guggenheim Variable Insurance Strategy Fund III[1]	2,338,972	58,544,462
Guggenheim Strategy Fund II1	2,295,013	57,260,566
Guggenheim Strategy Fund III[1]	1,441,924	36,004,831
Guggenheim Strategy Fund I1	875,888	21,897,209
Total Mutual Funds
(Cost $173,121,357)		173,707,068

SHORT-TERM INVESTMENTS† - 4.6%
Dreyfus Treasury Securities Cash Management Fund - Institutional Shares 0.31%[2]	10,205,961	10,205,961
Total Short-Term Investments
(Cost $10,205,961)		10,205,961

Total Investments - 100.4%
(Cost $221,649,050)		$224,496,158
Other Assets & Liabilities, net - (0.4)%		(791,422)
Total Net Assets - 100.0%		$223,704,736

	Units	Unrealized Gain

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America April 2017 S&P 500 Index Swap 0.90%[3], Terminating 04/04/17 (Notional Value $184,204,216)	82,277	$6,394,335

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of December 31, 2016.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$40,583,129	$—	$—	$—	$40,583,129
Equity Index Swap Agreements	—	—	6,394,335	—	6,394,335
Mutual Funds	173,707,068	—	—	—	173,707,068
Short-Term Investments	10,205,961	—	—	—	10,205,961
Total	$224,496,158	$—	$6,394,335	$—	$230,890,493

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $48,527,693)	$50,789,090
Investments in affiliated issuers, at value (cost $173,121,357)	173,707,068
Total investments (cost $221,649,050)	224,496,158
Unrealized appreciation on swap agreements	6,394,335
Cash	794,843
Prepaid expenses	2,074
Receivables:
Fund shares sold	29,506
Dividends	393,638
Foreign taxes reclaim	575
Total assets	232,111,129

Liabilities:
Segregated cash due to broker	7,290,000
Payable for:
Fund shares redeemed	479,508
Securities purchased	374,298
Management fees	143,064
Fund accounting/administration fees	15,260
Trustees’ fees*	12,652
Transfer agent/maintenance fees	1,929
Miscellaneous	89,682
Total liabilities	8,406,393
Commitments and contingent liabilities (Note 14)	—
Net assets	$223,704,736

Net assets consist of:
Paid in capital	$217,349,316
Undistributed net investment income	2,814,662
Accumulated net realized loss on investments	(5,700,685)
Net unrealized appreciation on investments	9,241,443
Net assets	$223,704,736
Capital shares outstanding	5,855,684
Net asset value per share	$38.20

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$3,933,205
Dividends from securities of unaffiliated issuers	889,265
Interest	11,767
Other income	416
Total investment income	4,834,653

Expenses:
Management fees	1,618,782
Transfer agent/maintenance fees	24,003
Fund accounting/administration fees	197,082
Line of credit fees	29,966
Trustees’ fees*	14,825
Custodian fees	6,373
Miscellaneous	110,462
Total expenses	2,001,493
Net investment income	2,833,160

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,358,325
Investments in affiliated issuers	(91,903)
Swap agreements	9,632,638
Futures contracts	73,021
Net realized gain	11,972,081
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,686,246
Investments in affiliated issuers	1,260,252
Swap agreements	9,377,987
Futures contracts	4,381
Net change in unrealized appreciation (depreciation)	12,328,866
Net realized and unrealized gain	24,300,947
Net increase in net assets resulting from operations	$27,134,107

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,833,160	$1,908,621
Net realized gain on investments	11,972,081	11,022,044
Net change in unrealized appreciation (depreciation) on investments	12,328,866	(9,256,807)
Net increase in net assets resulting from operations	27,134,107	3,673,858

Distributions to shareholders from:
Net investment income	(1,891,371)	(3,137,523)
Net realized gains	(2,234,605)	(20,083,072)
Total distributions to shareholders	(4,125,976)	(23,220,595)

Capital share transactions:
Proceeds from sale of shares	8,969,840	12,564,041
Distributions reinvested	4,125,976	23,220,595
Cost of shares redeemed	(31,279,332)	(36,433,210)
Net decrease from capital share transactions	(18,183,516)	(648,574)
Net increase (decrease) in net assets	4,824,615	(20,195,311)

Net assets:
Beginning of year	218,880,121	239,075,432
End of year	$223,704,736	$218,880,121
Undistributed net investment income at end of year	$2,814,662	$1,900,343

Capital share activity:
Shares sold	255,646	343,003
Shares issued from reinvestment of distributions	113,569	660,051
Shares redeemed	(887,152)	(1,000,356)
Net increase (decrease) in shares	(517,937)	2,698

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$34.34	$37.53	$32.50	$25.22	$22.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.30	.44	.16	.23
Net gain (loss) on investments (realized and unrealized)	4.09	.36	4.59	7.12	2.68
Total from investment operations	4.55	.66	5.03	7.28	2.91
Less distributions from:
Net investment income	(.32)	(.52)	—	—	—
Net realized gains	(.37)	(3.33)	—	—	—
Total distributions	(.69)	(3.85)	—	—	—
Net asset value, end of period	$38.20	$34.34	$37.53	$32.50	$25.22

Total Return[b]	13.34%	1.50%	15.48%	28.87%	13.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$223,705	$218,880	$239,075	$231,194	$198,615
Ratios to average net assets:
Net investment income (loss)	1.31%	0.83%	1.28%	0.56%	0.92%
Total expenses[c]	0.93%	0.96%	0.97%	0.96%	0.94%
Net expenses	0.93%	0.96%	0.95%[d]	0.96%[d]	0.94%[d]
Portfolio turnover rate	43%	66%	88%	267%	103%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratio after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series B (Large Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; and Gregg Strohkorb, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2016.

For the fiscal year ended December 31, 2016, the Series B (Large Cap Value Series) returned 21.41%, compared with the Russell 1000® Value Index, which returned 17.34%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the current market environment becomes more discriminating, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection, but sector allocation decisions also contributed. The largest positive impact was in the Industrials, the best-performing sector in the Fund, and Health Care sectors. On the negative side, the largest impact was in the Consumer Staples, the poorest-performing sector in the Fund, and the Materials sectors.

Among the individual contributors were regional bank holding Zions Bancorporation and large bank holding JP Morgan & Co., as the Fund’s asset-sensitive bank holdings performed particularly well late in the period in anticipation of a hike in short term interest rates. DRAM chip leader Micron Technology was another large contributor to performance for the period. After a decline in DRAM demand a year ago, many makers left the market, but not Micron, and its shares rebounded as demand revived in 2016.

Among leading individual detractors were CVS Health and CSRA. CSRA was a spin-off from Computer Sciences Corp. and merged with SRA International to form a dedicated IT government services provider. Spending on information technology by the federal government has been slowing over the past several years. CVS, which operates drugstores and serves as a pharmacy benefit manager, said in the fourth quarter it would lose 40 million prescriptions to competitors in 2017.

Portfolio Positioning

The largest relative sector exposures for the year were underweights in Energy and Real Estate, and overweights in Tech and Materials. Of these, the Energy underweight detracted from Fund performance for the year, while the Real Estate underweight, along with lack of exposure to retail/mall-based REITs, contributed to performance. The Real Estate Investment Trust industry was extracted from Financials to form a separate sector in September 2016. The Tech and Materials overweights contributed to performance.

In Energy, the Fund focused on holdings with manageable leverage and liquidity that were believed to enable them to weather the storm in commodity prices.

The overweights were driven by our bottom-up fundamental research having identified several companies with favorable risk-return profiles.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2016

Portfolio and Market Outlook

The 2016 election results affected the market as investors began to discount the possibility of a stronger economy brought about by reduced regulation and broad based tax cuts. In addition, the market appears to be getting comfortable with the notion that any interest rate increases will be gradual and enacted with extreme caution. Therefore, the market seems unusually complacent about the risks and optimistic with the future direction of the economy.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.5%
Berkshire Hathaway, Inc. — Class B	2.7%
Chevron Corp.	2.6%
Johnson & Johnson	2.6%
Exxon Mobil Corp.	2.6%
Citigroup, Inc.	2.4%
Bank of America Corp.	2.3%
Cisco Systems, Inc.	2.2%
Wells Fargo & Co.	1.9%
Intel Corp.	1.7%
Top Ten Total	24.5%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	21.41%	13.99%	6.10%
Russell 1000 Value Index	17.34%	14.80%	5.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.5%

Financial - 27.2%
JPMorgan Chase & Co.	106,867	$9,221,554
Berkshire Hathaway, Inc. — Class B*	43,881	7,151,725
Citigroup, Inc.	107,234	6,372,917
Bank of America Corp.	269,201	5,949,342
Wells Fargo & Co.	91,802	5,059,208
American International Group, Inc.	49,128	3,208,549
BB&T Corp.	66,310	3,117,897
Unum Group	65,087	2,859,272
Sun Communities, Inc.	34,330	2,630,021
Zions Bancorporation	61,010	2,625,870
SunTrust Banks, Inc.	47,058	2,581,131
Assured Guaranty Ltd.	65,386	2,469,629
Charles Schwab Corp.	62,301	2,459,021
Piedmont Office Realty Trust, Inc. — Class A	105,881	2,213,972
Equity Residential	30,815	1,983,253
KeyCorp	102,606	1,874,612
Morgan Stanley	35,168	1,485,848
Allstate Corp.	17,615	1,305,624
E*TRADE Financial Corp.*	33,253	1,152,216
Prudential Financial, Inc.	10,662	1,109,488
Regions Financial Corp.	77,187	1,108,405
Ally Financial, Inc.	51,831	985,826
Hanover Insurance Group, Inc.	9,654	878,611
T. Rowe Price Group, Inc.	9,352	703,832
Hartford Financial Services Group, Inc.	8,000	381,200
Total Financial		70,889,023

Consumer, Non-cyclical - 17.5%
Johnson & Johnson	58,430	6,731,720
Pfizer, Inc.	136,305	4,427,186
Merck & Company, Inc.	63,152	3,717,758
Bunge Ltd.	49,990	3,611,278
Procter & Gamble Co.	39,813	3,347,477
Quest Diagnostics, Inc.	35,050	3,221,095
HCA Holdings, Inc.*	41,234	3,052,141
United Rentals, Inc.*	24,655	2,603,075
Medtronic plc	35,620	2,537,213
Zimmer Biomet Holdings, Inc.	24,050	2,481,960
Hormel Foods Corp.	53,142	1,849,873
Mondelez International, Inc. — Class A	41,157	1,824,490
UnitedHealth Group, Inc.	8,407	1,345,456
Hershey Co.	12,928	1,337,143
DaVita, Inc.*	20,476	1,314,559
Dr Pepper Snapple Group, Inc.	12,227	1,108,622
Philip Morris International, Inc.	12,018	1,099,527
Total Consumer, Non-cyclical		45,610,573

Industrial - 12.6%
General Electric Co.	108,292	3,422,027
FLIR Systems, Inc.	75,935	2,748,088
Republic Services, Inc. — Class A	46,828	2,671,537
WestRock Co.	50,722	2,575,156
Corning, Inc.	83,608	2,029,165
Timken Co.	51,059	2,027,042
Jabil Circuit, Inc.	81,583	1,931,070
United Technologies Corp.	17,470	1,915,061
CSX Corp.	45,139	1,621,844
Harris Corp.	15,370	1,574,964
Huntington Ingalls Industries, Inc.	7,651	1,409,238
Eaton Corp. plc	19,215	1,289,134
Carlisle Companies, Inc.	11,657	1,285,651
Snap-on, Inc.	7,495	1,283,669
CH Robinson Worldwide, Inc.	17,018	1,246,739
Honeywell International, Inc.	10,534	1,220,364
Owens Corning	22,596	1,165,050
Spirit AeroSystems Holdings, Inc. — Class A	12,420	724,707
General Dynamics Corp.	4,056	700,309
Total Industrial		32,840,815

Energy - 11.8%
Chevron Corp.	58,240	6,854,848
Exxon Mobil Corp.	74,505	6,724,821
Kinder Morgan, Inc.	149,804	3,102,441
Marathon Oil Corp.	160,387	2,776,299
Hess Corp.	41,670	2,595,624
Rowan Companies plc — Class A*	107,041	2,022,004
Valero Energy Corp.	25,827	1,764,501
Apache Corp.	21,782	1,382,504
Whiting Petroleum Corp.*	88,190	1,060,044
QEP Resources, Inc.*	34,741	639,582
Chesapeake Energy Corp.*	89,301	626,893
Laredo Petroleum, Inc.*	44,160	624,422
Schlumberger Ltd.	7,102	596,213
Total Energy		30,770,196

Consumer, Cyclical - 6.9%
Lear Corp.	20,822	2,756,208
Wal-Mart Stores, Inc.	36,300	2,509,057
Southwest Airlines Co.	47,872	2,385,940
Target Corp.	31,509	2,275,895
CVS Health Corp.	27,334	2,156,926
Goodyear Tire & Rubber Co.	55,628	1,717,236
PACCAR, Inc.	20,547	1,312,953
MGM Resorts International*	43,478	1,253,471
PVH Corp.	13,030	1,175,827
DR Horton, Inc.	18,699	511,044
Total Consumer, Cyclical		18,054,557

Technology - 6.9%
Intel Corp.	125,620	4,556,238
Micron Technology, Inc.*	150,109	3,290,389
Lam Research Corp.	29,550	3,124,322
QUALCOMM, Inc.	47,020	3,065,704
Teradata Corp.*	69,961	1,900,840
Apple, Inc.	11,326	1,311,777
NCR Corp.*	16,583	672,606
Total Technology		17,921,876

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

Utilities - 6.7%
OGE Energy Corp.	88,860	$2,972,368
Ameren Corp.	53,439	2,803,410
Exelon Corp.	73,492	2,608,231
Public Service Enterprise Group, Inc.	57,292	2,513,973
UGI Corp.	45,281	2,086,548
Edison International	28,058	2,019,895
FirstEnergy Corp.	58,688	1,817,567
Duke Energy Corp.	8,550	663,651
Total Utilities		17,485,643

Communications - 5.0%
Cisco Systems, Inc.	189,990	5,741,498
AT&T, Inc.	55,746	2,370,878
Time Warner, Inc.	14,005	1,351,903
Walt Disney Co.	12,751	1,328,909
Scripps Networks Interactive, Inc. — Class A	17,381	1,240,482
Verizon Communications, Inc.	21,246	1,134,111
Total Communications		13,167,781

Basic Materials - 2.9%
Dow Chemical Co.	71,129	4,070,001
Reliance Steel & Aluminum Co.	25,607	2,036,781
Nucor Corp.	12,292	731,620
Freeport-McMoRan, Inc.*	54,442	718,090
Total Basic Materials		7,556,492

Total Common Stocks
(Cost $205,216,113)		254,296,956

SHORT-TERM INVESTMENTS† - 2.3%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[1]	6,001,003	6,001,003
Total Short-Term Investments
(Cost $6,001,003)		6,001,003

Total Investments - 99.8%
(Cost $211,217,116)		$260,297,959
Other Assets & Liabilities, net - 0.2%		393,714
Total Net Assets - 100.0%		$260,691,673

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$254,296,956	$—	$—	$254,296,956
Short-Term Investments	6,001,003	—	—	6,001,003
Total	$260,297,959	$—	$—	$260,297,959

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $211,217,116)	$260,297,959
Prepaid expenses	15,532
Receivables:
Fund shares sold	395,189
Dividends	310,371
Foreign taxes reclaim	8,622
Total assets	261,027,673

Liabilities:
Payable for:
Management fees	143,650
Fund shares redeemed	106,096
Direct shareholders expense	25,335
Legal fees	20,657
Fund accounting/administration fees	17,680
Trustees’ fees*	4,924
Transfer agent/maintenance fees	2,205
Miscellaneous	15,453
Total liabilities	336,000
Commitments and contingent liabilities (Note 14)	—
Net assets	$260,691,673

Net assets consist of:
Paid in capital	$203,392,094
Undistributed net investment income	3,482,075
Accumulated net realized gain on investments	4,736,661
Net unrealized appreciation on investments	49,080,843
Net assets	$260,691,673
Capital shares outstanding	6,671,337
Net asset value per share	$39.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $5,823)	$5,315,012
Interest	12,696
Total investment income	5,327,708

Expenses:
Management fees	1,532,828
Transfer agent/maintenance fees	23,951
Fund accounting/administration fees	215,064
Line of credit fees	37,262
Trustees’ fees*	7,086
Custodian fees	2,784
Miscellaneous	114,795
Total expenses	1,933,770
Net investment income	3,393,938

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18,444,523
Net realized gain	18,444,523
Net change in unrealized appreciation (depreciation) on:
Investments	25,148,725
Net change in unrealized appreciation (depreciation)	25,148,725
Net realized and unrealized gain	43,593,248
Net increase in net assets resulting from operations	$46,987,186

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,393,938	$4,189,404
Net realized gain on investments	18,444,523	14,222,606
Net change in unrealized appreciation (depreciation) on investments	25,148,725	(31,474,677)
Net increase (decrease) in net assets resulting from operations	46,987,186	(13,062,667)

Distributions to shareholders from:
Net investment income	(4,101,267)	(2,928,952)
Net realized gains	(3,255,199)	(37,933,710)
Total distributions to shareholders	(7,356,466)	(40,862,662)

Capital share transactions:
Proceeds from sale of shares	16,708,176	7,860,711
Distributions reinvested	7,356,466	40,862,662
Cost of shares redeemed	(36,101,306)	(36,900,523)
Net increase (decrease) from capital share transactions	(12,036,664)	11,822,850
Net increase (decrease) in net assets	27,594,056	(42,102,479)

Net assets:
Beginning of year	233,097,617	275,200,096
End of year	$260,691,673	$233,097,617
Undistributed net investment income at end of year	$3,482,075	$4,169,230

Capital share activity:
Shares sold	482,148	208,647
Shares issued from reinvestment of distributions	208,872	1,153,010
Shares redeemed	(1,041,682)	(986,485)
Net increase (decrease) in shares	(350,662)	375,172

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$33.20	$41.40	$37.82	$28.66	$24.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.61	.41	.35	.35
Net gain (loss) on investments (realized and unrealized)	6.48	(2.29)	3.17	8.81	3.52
Total from investment operations	6.98	(1.68)	3.58	9.16	3.87
Less distributions from:
Net investment income	(.61)	(.47)	—	—	—
Net realized gains	(.49)	(6.05)	—	—	—
Total distributions	(1.10)	(6.52)	—	—	—
Net asset value, end of period	$39.08	$33.20	$41.40	$37.82	$28.66

Total Return[b]	21.41%	(5.08%)	9.47%	31.96%	15.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$260,692	$233,098	$275,200	$283,527	$246,107
Ratios to average net assets:
Net investment income (loss)	1.44%	1.63%	1.04%	1.05%	1.28%
Total expenses	0.82%	0.84%	0.83%	0.83%	0.83%
Portfolio turnover rate	44%	38%	47%	26%	17%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series D (World Equity Income Series) is managed by a team of seasoned professionals, including Farhan Sharaff , Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Senior Portfolio Manager; and Evan Einstein, Vice President and Quantitative Analyst. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2016.

For the one year period ended December 31, 2016, the Series D (World Equity Income Series) returned 10.37%, compared with the 7.53% return of its benchmark, the MSCI World Index.

The Fund seeks to deliver superior risk-adjusted returns by taking advantage of market inefficiencies that, at times, misprice stable companies. To identify the degree to which the market could potentially reward stability and other factors, the Fund’s investment team distills the global equity market down to 60 discrete fundamental stock characteristics which it uses to rank stocks it considers for the portfolio.

The Fund seeks to invest sensibly in a world with a rising number of risks; its focus on stable companies (those with factor characteristics like strong balance sheets, attractive earnings, healthy margins and lower market volatility) is designed to offer protection when the market sells off, but presents a challenge when companies lacking in these characteristics outperform.

Performance Review

The Fund’s high-level views for much of the period were the attractiveness of banks, in both the U.S. and selectively in Europe, as well as, relatively speaking, foreign markets, due to ongoing monetary stimulus. The Fund also believed U.S. equity markets were relatively stretched on a price/earnings-multiple basis and cited a need for either corporate earnings to increase, or prices to go down. Generally speaking, the year unfolded relatively close to these high-level views. To the extent there was variance, the surprise presidential election resulted in banks getting slightly more of boost than a pure valuation view would have warranted. Conversely, the post-election rally continued the multiple expansion that was described as unsustainable.

Selection was the major contributor to outperformance for the period, especially in Health Care and Financials. While the Fund is overweight defensive sectors and underweight cyclical sectors, it is near market weight in Health Care, and the Fund’s holdings rose while the Index holdings fell over the period.

A key factor in the outperformance of the Financials sector was the Fund’s increased exposure to European banks during the dislocation caused by Brexit. We took advantage of the turmoil to buy quality companies that sold off in sympathy as a result of negative sentiment toward the entire sector.

Among leading detractors from performance were underweights in Materials and Energy, and poor stock selection in the Consumer Discretionary sector, where stocks historically tend to have higher volatility and lower yields than other sectors, thus not attractive candidates for inclusion in the Fund.

Some of the Fund’s outperformance was attributable to its tactical currency overlay. The ability to selectively hedge currency exposure has been an element of the Fund’s tool box for some time. However a consolidating dollar over the last two years has resulted in limited opportunity to added value through hedging. This trend changed following the presidential elections as the dollar broke out and strengthened notably against most major global currencies.

Portfolio Positioning

While the Fund’s slight overweight in U.S. banks was beneficial, the majority of the names held by the Fund were mega cap banks, which did not perform as well as smaller regional banks that could potentially be the greatest beneficiaries of scaled back regulation.

The underweight to the Energy sector worked against the portfolio for much of the period, as oil rallied from the February low. While the Fund navigated June Brexit-related volatility, the risk-on trade that followed benefited economically sensitive securities in Information Technology, Materials, and Consumer Discretionary sectors, where the Fund is also underweight.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2016

As the probability of a Fed hike grew in 2016, investors responded by decreasing exposure to rate-sensitive equities, which manifested itself in negative returns in the Real Estate, Telecom, and Utilities sectors. The portfolio positioned for this obstacle by reducing dividend exposure, specifically reducing the overweights in the Utilities and Telecom sectors.

From a geographic perspective, the Fund’s largest overweights were in Singapore, Canada, and Australia, where markets are poised for continuing improvement in commodity markets. The largest underweights were in Europe, the UK, and the U.S., although the Fund added to UK exposure in the Brexit aftermath.

The spread between price levels and corporate earnings continues to widen, despite a slight improvement on the earnings front at the end of 2016. While there is likely room for earnings to edge higher in the near term, over the long-term structural changes related to an aging population are going to represent a significant constraint to potential GDP. The only means of combatting this will be for much higher levels of immigration, or greatly improved productivity, and trends in each of these categories are not in favor of economic growth.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At December 31, 2016, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United States	56.0%	$ 86,703,199
United Kingdom	8.3%	12,812,547
Japan	6.0%	9,380,464
Canada	5.6%	8,758,450
Switzerland	3.7%	5,686,853
Sweden	2.6%	3,979,704
Singapore	2.6%	3,979,621
Other	15.2%	23,486,917
Total Investments	100.0%	$154,787,755

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	1.8%
AT&T, Inc.	1.5%
Wells Fargo & Co.	1.5%
Procter & Gamble Co.	1.4%
Verizon Communications, Inc.	1.4%
Pfizer, Inc.	1.3%
International Business Machines Corp.	1.3%
Merck & Company, Inc.	1.3%
Home Depot, Inc.	1.2%
U.S. Bancorp	1.2%
Top Ten Total	13.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	10.37%	9.87%	2.28%
MSCI World Index	7.53%	10.41%	3.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

COMMON STOCKS† - 96.8%

Financial - 25.3%
Wells Fargo & Co.	44,500	$2,452,395
U.S. Bancorp	37,200	1,910,964
HSBC Holdings plc	234,400	1,897,199
CME Group, Inc. — Class A	12,400	1,430,340
Marsh & McLennan Companies, Inc.	20,700	1,399,113
Nordea Bank AB	125,600	1,396,904
Everest Re Group Ltd.	6,200	1,341,680
Cincinnati Financial Corp.	17,300	1,310,475
Swedbank AB — Class A	54,000	1,306,099
Skandinaviska Enskilda Banken AB — Class A	121,700	1,276,701
Swiss Re AG	12,400	1,175,050
Annaly Capital Management, Inc.	115,400	1,150,538
Hang Seng Bank Ltd.	57,900	1,077,445
Allianz AG	6,500	1,074,097
People’s United Financial, Inc.	55,400	1,072,544
RenaissanceRe Holdings Ltd.	7,300	994,406
Vicinity Centres	450,101	971,137
CoreCivic, Inc.	38,000	929,480
AGNC Investment Corp.	51,200	928,256
Axis Capital Holdings Ltd.	13,800	900,726
CI Financial Corp.	40,600	872,881
Singapore Exchange Ltd.	174,100	860,810
Lloyds Banking Group plc	1,081,800	833,333
Gecina S.A.	6,000	830,123
Government Properties Trust, Inc.	226,200	821,032
T. Rowe Price Group, Inc.	10,600	797,756
First Capital Realty, Inc.	49,000	754,256
H&R Real Estate Investment Trust	44,600	742,990
Liberty Property Trust	18,100	714,950
Ascendas Real Estate Investment Trust	455,400	713,862
CapitaLand Mall Trust	499,100	649,672
ING Groep N.V.	44,300	623,399
Japan Retail Fund Investment Corp.	300	607,264
Sampo Oyj — Class A	12,800	573,784
Chubb Ltd.	3,900	515,268
Bank of Montreal	7,000	503,411
Suncorp Group Ltd.	47,000	458,537
JPMorgan Chase & Co.	5,200	448,708
Loews Corp.	8,600	402,738
CNP Assurances	21,700	401,979
Intact Financial Corp.	5,300	379,299
Societe Generale S.A.	6,800	334,561
Federal Realty Investment Trust	2,300	326,853
WR Berkley Corp.	1,500	99,765
Daito Trust Construction Company Ltd.	500	75,202
Tryg A/S	1,200	21,695
Total Financial		40,359,677

Consumer, Non-cyclical - 23.6%
Johnson & Johnson	24,600	2,834,167
Procter & Gamble Co.	26,462	2,224,925
Pfizer, Inc.	65,400	2,124,192
Merck & Company, Inc.	35,200	2,072,224
PepsiCo, Inc.	17,400	1,820,562
UnitedHealth Group, Inc.	11,300	1,808,452
Roche Holding AG	7,700	1,758,764
Automatic Data Processing, Inc.	15,700	1,613,646
GlaxoSmithKline plc	81,200	1,563,001
Diageo plc	56,500	1,469,106
Reynolds American, Inc.	26,000	1,457,040
Sysco Corp.	26,000	1,439,620
Eli Lilly & Co.	18,600	1,368,030
Conagra Brands, Inc.	32,200	1,273,510
Kimberly-Clark Corp.	9,900	1,129,788
Dr Pepper Snapple Group, Inc.	12,300	1,115,241
Clorox Co.	8,900	1,068,178
Transurban Group	129,900	967,361
Cardinal Health, Inc.	13,000	935,610
Wm Morrison Supermarkets plc	322,100	915,318
Otsuka Holdings Company Ltd.	18,000	784,309
Novartis AG	10,200	742,208
Singapore Press Holdings Ltd.	295,600	720,567
Nissin Foods Holdings Company Ltd.	12,600	661,881
Asahi Group Holdings Ltd.	18,200	574,565
Hutchison Port Holdings Trust — Class U	1,068,500	464,798
H&R Block, Inc.	18,200	418,418
General Mills, Inc.	6,600	407,682
Takeda Pharmaceutical Company Ltd.	8,500	351,606
United Rentals, Inc.*	3,000	316,740
Reed Elsevier plc	13,100	233,755
Atlantia SpA	9,800	229,605
Imperial Brands plc	5,000	218,243
Unilever plc	4,800	194,755
RELX N.V.	11,400	191,860
Colgate-Palmolive Co.	2,900	189,776
Abbott Laboratories	1,800	69,138
Total Consumer, Non-cyclical		37,728,641

Consumer, Cyclical - 10.1%
Home Depot, Inc.	14,700	1,970,976
Wal-Mart Stores, Inc.	23,900	1,651,968
McDonald’s Corp.	13,500	1,643,219
Darden Restaurants, Inc.	17,400	1,265,328
Mitsui & Company Ltd.	90,500	1,244,245
Next plc	19,500	1,197,183
Compass Group plc	64,300	1,189,361
WW Grainger, Inc.	5,100	1,184,475
Lawson, Inc.	12,700	892,047
Sankyo Company Ltd.	25,300	817,107
Yue Yuen Industrial Holdings Ltd.	200,400	727,489
Berkeley Group Holdings plc	20,200	698,741
Fastenal Co.	12,600	591,948
Wolseley plc	8,600	525,763
FamilyMart UNY Holdings Company Ltd.	4,100	272,901
Costco Wholesale Corp.	1,500	240,165
Mitsubishi Corp.	3,400	72,430
Total Consumer, Cyclical		16,185,346

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

Technology - 9.7%
International Business Machines Corp.	12,700	$2,108,073
Apple, Inc.	15,700	1,818,374
Accenture plc — Class A	14,600	1,710,098
Canon, Inc.	53,600	1,510,989
Paychex, Inc.	23,500	1,430,680
Fidelity National Information Services, Inc.	17,700	1,338,828
CA, Inc.	36,700	1,165,959
Microsoft Corp.	16,100	1,000,454
NTT Data Corp.	17,600	850,751
Oracle Corporation Japan	13,200	665,167
Seagate Technology plc	17,100	652,707
Western Digital Corp.	7,200	489,240
VMware, Inc. — Class A*	5,100	401,523
Lam Research Corp.	3,600	380,628
Total Technology		15,523,471

Communications - 8.3%
AT&T, Inc.	57,700	2,453,982
Verizon Communications, Inc.	40,900	2,183,242
Thomson Reuters Corp.	26,700	1,168,356
Shaw Communications, Inc. — Class B	55,800	1,119,474
Alphabet, Inc. — Class C*	1,200	926,184
BCE, Inc.	20,600	890,229
Singapore Telecommunications Ltd.	288,500	727,167
HKT Trust & HKT Ltd.	520,900	638,830
Bezeq The Israeli Telecommunication Corporation Ltd.	308,400	585,934
StarHub Ltd.	290,300	563,312
Motorola Solutions, Inc.	5,500	455,895
Amazon.com, Inc.*	500	374,935
TDC A/S*	63,300	324,948
Facebook, Inc. — Class A*	2,800	322,140
Frontier Communications Corp.	93,700	316,706
SES S.A.	11,800	259,883
Comcast Corp. — Class A	300	20,715
Total Communications		13,331,932

Industrial - 7.8%
Waste Management, Inc.	22,000	1,560,020
3M Co.	8,300	1,482,131
Lockheed Martin Corp.	5,928	1,481,644
Republic Services, Inc. — Class A	25,900	1,477,595
CH Robinson Worldwide, Inc.	16,500	1,208,790
Garmin Ltd.	20,000	969,800
MTR Corporation Ltd.	195,000	948,039
Expeditors International of Washington, Inc.	17,400	921,504
Honeywell International, Inc.	7,500	868,875
CAE, Inc.	24,600	344,043
General Electric Co.	10,400	328,640
Fraport AG Frankfurt Airport Services Worldwide	5,000	295,600
Northrop Grumman Corp.	1,200	279,096
BAE Systems plc	33,300	242,524
Total Industrial		12,408,301

Utilities - 6.1%
Southern Co.	22,700	1,116,612
CLP Holdings Ltd.	111,138	1,021,169
PPL Corp.	29,900	1,018,095
Duke Energy Corp.	11,500	892,630
Red Electrica Corporation S.A.	41,100	775,411
Terna Rete Elettrica Nazionale SpA	163,400	748,465
Snam SpA	177,200	729,987
Emera, Inc.	18,900	638,858
Dominion Resources, Inc.	7,900	605,061
DTE Energy Co.	5,200	512,252
CenterPoint Energy, Inc.	18,500	455,840
SCANA Corp.	5,100	373,728
SSE plc	17,700	338,740
Sempra Energy	2,200	221,408
FirstEnergy Corp.	6,900	213,693
Severn Trent plc	4,800	131,375
Fortis, Inc.	900	27,788
Total Utilities		9,821,112

Energy - 4.1%
BP plc	278,300	1,747,349
Exxon Mobil Corp.	16,700	1,507,342
Neste Oyj	24,500	941,217
Kinder Morgan, Inc.	31,000	642,010
Eni SpA	34,700	565,002
OMV AG	12,600	445,065
Petrofac Ltd.	36,100	386,366
Repsol S.A.	27,100	382,783
Total Energy		6,617,134

Basic Materials - 1.3%
Potash Corporation of Saskatchewan, Inc.	72,800	1,316,865
Rio Tinto plc	13,900	540,940
BHP Billiton plc	13,200	212,441
Total Basic Materials		2,070,246

Financials - 0.5%
Hysan Development Company Ltd. — Class A	179,500	741,895

Total Common Stocks
(Cost $146,578,390)		154,787,755

SHORT-TERM INVESTMENTS† - 2.0%
Goldman Sachs Financial Square - Treasury Instruments Fund 0.35%[1]	3,203,633	3,203,633
Total Short-Term Investments
(Cost $3,203,633)		3,203,633

Total Investments - 98.8%
(Cost $149,782,023)		$157,991,388
Other Assets & Liabilities, net - 1.2%		1,987,060
Total Net Assets - 100.0%		$159,978,448

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES D (WORLD EQUITY INCOME SERIES)

	Contracts	Unrealized Gain

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2017 Japanese Yen Futures Contracts (Aggregate Value of Contracts $9,332,925)	87	$162,894
March 2017 Australian Dollar Futures Contracts (Aggregate Value of Contracts $3,169,320)	44	133,169
March 2017 Euro FX Futures Contracts (Aggregate Value of Contracts $9,372,888)	71	126,703
March 2017 British Pound Futures Contracts (Aggregate Value of Contracts $14,271,593)	185	76,714
March 2017 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $8,646,060)	116	43,439
(Total Aggregate Value of Contracts $44,792,786)		$542,919

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Common Stocks	$154,787,755	$—	$—	$—	$154,787,755
Currency Futures Contracts	—	542,919	—	—	542,919
Short-Term Investments	3,203,633	—	—	—	3,203,633
Total	$157,991,388	$542,919	$—	$—	$158,534,307

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $149,782,023)	$157,991,388
Foreign currency, at value (cost $33,397)	33,228
Segregated cash with broker	1,561,850
Prepaid expenses	13,870
Receivables:
Securities sold	320,266
Fund shares sold	4,862
Dividends	441,971
Foreign taxes reclaim	345,253
Total assets	160,712,688

Liabilities:
Overdraft due to custodian bank	3,335
Payable for:
Securities purchased	338,678
Variation margin	140,443
Management fees	94,660
Fund shares redeemed	87,598
Fund accounting/administration fees	10,818
Trustees’ fees*	4,534
Transfer agent/maintenance fees	2,395
Miscellaneous	51,779
Total liabilities	734,240
Commitments and contingent liabilities (Note 14)	—
Net assets	$159,978,448

Net assets consist of:
Paid in capital	$163,931,185
Undistributed net investment income	4,655,075
Accumulated net realized loss on investments and foreign currency	(17,330,006)
Net unrealized appreciation on investments and foreign currency	8,722,194
Net assets	$159,978,448
Capital shares outstanding	12,322,818
Net asset value per share	$12.98

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $510,588)	$6,129,966
Other income	1,443
Total investment income	6,131,409

Expenses:
Management fees	1,118,319
Transfer agent/maintenance fees	24,065
Fund accounting/administration fees	189,537
Line of credit fees	24,881
Custodian fees	12,165
Trustees’ fees*	7,740
Tax expense	207
Miscellaneous	83,788
Total expenses	1,460,702
Net investment income	4,670,707

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	582,873
Futures contracts	115,155
Foreign currency	(21,435)
Net realized gain on investments and foreign currency	676,593
Net change in unrealized appreciation (depreciation) on:
Investments	9,911,336
Futures contracts	542,919
Foreign currency	9,715
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,463,970
Net realized and unrealized gain on investments and foreign currency	11,140,563
Net increase in net assets resulting from operations	$15,811,270

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,670,707	$4,917,694
Net realized gain (loss) on investments and foreign currency	676,593	(2,047,178)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,463,970	(3,729,132)
Net increase (decrease) in net assets resulting from operations	15,811,270	(858,616)

Distributions to shareholders from:
Net investment income	(4,893,739)	(5,474,029)
Total distributions to shareholders	(4,893,739)	(5,474,029)

Capital share transactions:
Proceeds from sale of shares	11,580,964	5,158,083
Distributions reinvested	4,893,739	5,474,029
Cost of shares redeemed	(25,477,140)	(24,784,500)
Net decrease from capital share transactions	(9,002,437)	(14,152,388)
Net increase (decrease) in net assets	1,915,094	(20,485,033)

Net assets:
Beginning of year	158,063,354	178,548,387
End of year	$159,978,448	$158,063,354
Undistributed net investment income at end of year	$4,655,075	$4,898,476

Capital share activity:
Shares sold	944,472	409,045
Shares issued from reinvestment of distributions	383,222	437,922
Shares redeemed	(2,042,647)	(1,982,543)
Net decrease in shares	(714,953)	(1,135,576)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$12.12	$12.60	$12.00	$10.06	$8.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.36	.37	.28	.19
Net gain (loss) on investments (realized and unrealized)	.88	(.43)	.23	1.66	1.24
Total from investment operations	1.25	(.07)	.60	1.94	1.43
Less distributions from:
Net investment income	(.39)	(.41)	(—)[b]	—	—
Total distributions	(.39)	(.41)	(—)[b]	—	—
Net asset value, end of period	$12.98	$12.12	$12.60	$12.00	$10.06

Total Return[c]	10.37%	(0.67%)	5.00%	19.28%	16.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$159,978	$158,063	$178,548	$193,594	$185,233
Ratios to average net assets:
Net investment income (loss)	2.92%	2.88%	2.95%	2.50%	2.03%
Total expenses[d]	0.91%	0.96%	1.01%	1.14%	1.17%
Portfolio turnover rate	43%	110%	132%	150%	36%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series E (Total Return Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2016.

For the one-year period ended December 31, 2016, the Series E (Total Return Bond Series) returned 6.83%, compared with the 2.65% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

The rally in risk assets that began in February 2016, interrupted in June by the U.K.’s vote to leave the E.U., continued through the end of the year. Donald Trump’s win in the November U.S. Presidential election defied investor expectations and polling trends. Between Election Day and the end of December 2016, the S&P 500 rallied 4.6%, high-yield spreads tightened 83 basis points, and 10-year Treasury yields rose 57 basis points.

The market reaction to the outcome of the U.S. presidential election set the stage for the Fed to hike in December. As widely expected, the Fed raised target interest rates by 25 basis points from a range of 0.25–0.50% to 0.50–0.75%. More importantly, the Federal Open Market Committee (FOMC) now projects three rate increases in 2017, up from two in September. The upward shift appears to reflect the view that there may be less room for accommodative policy to continue in light of recent labor market data. We believe the participation rate introduces meaningful uncertainty to the pace of Fed tightening. In 2016, a rising participation rate helped keep the Fed at bay for most of the year as it stabilized the unemployment rate slightly above what the Fed considers full employment. However, the participation trend reversed in October and November, causing the unemployment rate to decline to only 4.7% by December.

The Fund saw positive performance primarily attributable to tightening credit spreads across fixed income sectors, as well as the Portfolio’s high carry. The credit rally continued through the year despite one of the worst selloffs in government bond markets since the 2013 taper tantrum. Positive returns were driven largely by good credit selection in asset-backed securities (including collateralized loan obligations, or CLOs, and aircraft securitizations), bank loans, mortgage-backed securities (including commercial mortgage-backed securities, or CMBS, and non-agency residential mortgage-backed securities, or NA RMBS), high yield bonds, bank loans and preferred securities.

A majority of the Fund’s structured credit holdings feature floating rates, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that commercial ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Many of the NA RMBS were purchased at discounts and also typically have floating coupons that help keep duration short. Floating rate instruments accounted for about half the portfolio at the end of the period.

Given the Federal Reserve interest rate hike in December 2016, the upward trend in the 10-year U.S. Treasury note yield, and the anticipation of three additional rate hikes in 2017, the Portfolio remains adherent to a “barbell” duration strategy. Around half of the Portfolio has an effective duration of less than one year. A majority of these securities have floating or adjustable rates whose coupons reset every 30 or 90 days based on the then current level of LIBOR. At the other end of the “barbell” are longer-term bank preferred and sovereign debt, with higher yields and longer durations. We anticipate over time the yield curve will bear flatten and thus we believe the longer duration securities to be more insulated to losses than the intermediate part of the curve.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Total Return Bond Fund - Institutional Class	4.7%
U.S. Treasury Notes	4.4%
U.S. Treasury Bonds	4.4%
Guggenheim Strategy Fund I	2.7%
Guggenheim Limited Duration Fund - Institutional Class	1.8%
Willis Engine Securitization Trust II	1.4%
OCP CLO Ltd.	1.1%
Grayson CLO Ltd.	1.1%
Store Master Funding I-VII	1.0%
Citigroup Commercial Mortgage Trust	1.0%
Top Ten Total	23.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	6.83%	4.70%	3.64%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	18.8%
AA	11.8%
A	18.6%
BBB	9.6%
BB	7.2%
B	5.6%
CCC	3.7%
CC	0.7%
NR1	10.5%
Other Instruments	13.5%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value

UNIT INVESTMENTS TRUSTS† - 0.1%

Financial - 0.1%
Rescap Liquidating Trust*	9,655	$97,516
Total Unit Investment Trusts
(Cost $487,486)		97,516

PREFERRED STOCKS†† - 1.0%
Financial - 0.6%
Woodbourne Capital Trust III 2.83%†††,1,3,13	300,000	179,498
Woodbourne Capital Trust IV 2.83%†††,1,3,13	300,000	179,498
Woodbourne Capital Trust I 2.83%†††,1,3,13	300,000	179,497
Woodbourne Capital Trust II 2.83%†††,1,3,13	300,000	179,497
Total Financial		717,990

Industrial - 0.4%
Seaspan Corp. 6.38% due 04/30/19,2	17,550	441,558
Total Preferred Stocks
(Cost $1,644,546)		1,159,548

MUTUAL FUNDS† - 9.2%
Guggenheim Total Return Bond Fund - Institutional Class[5]	201,056	5,317,937
Guggenheim Strategy Fund I5	122,583	3,064,585
Guggenheim Limited Duration Fund - Institutional Class[5]	84,139	2,074,867
Total Mutual Funds
(Cost $10,418,290)		10,457,389

SHORT-TERM INVESTMENTS† - 4.5%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[6]	5,083,909	5,083,909
Total Short-Term Investments
(Cost $5,083,909)		5,083,909

	Face Amount

ASSET-BACKED SECURITIES†† - 36.6%
Collateralized Loan Obligations - 21.8%
OCP CLO Ltd.
2014-6A, 5.83% due 07/17/26[1,4]	$1,400,000	1,266,585
2016-11A, 3.28% due 04/26/28[1,4]	1,000,000	1,000,034
2016-2A, 3.73% due 11/22/25[1,4]	1,000,000	998,797
Great Lakes CLO Ltd.
2012-1A, 4.98% due 01/15/23[1,4]	1,000,000	998,601
2014-1A, 4.58% due 04/15/25[1,4]	250,000	243,248
Grayson CLO Ltd.
2006-1A, 1.30% due 11/01/21[1,4]	1,250,000	1,205,818
ACIS CLO Ltd.
2013-2A, 4.09% due 10/14/22[1,4]	750,000	748,828
2013-1A, 3.83% due 04/18/24[1,4]	400,000	393,298
WhiteHorse VIII Ltd.
2014-1A, 2.94% due 05/01/26[1,4]	1,100,000	1,087,730
Northwoods Capital XIV Ltd.
2014-14A, 3.36% due 11/12/25[1,4]	1,000,000	1,012,591
Oaktree EIF I Series A1 Ltd.
2016-A1, 3.48% due 10/18/27[1,4]	1,000,000	1,001,152
Atrium XI
2014-11A, 4.08% due 10/23/25[1,4]	1,000,000	1,000,076
Marathon CLO IV Ltd.
2012-4A, 3.91% due 05/20/23[1,4]	1,000,000	1,000,057
Telos CLO Ltd.
2013-3A, 3.88% due 01/17/24[1,4]	1,000,000	999,949
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 3.53% due 10/15/26[1,4]	1,000,000	993,247
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[4,7]	1,000,000	961,616
Rockwall CDO Ltd.
2007-1A, 1.44% due 08/01/24[1,4]	900,000	883,173
Babson CLO Ltd.
2012-2A, due 05/15/23[4,7]	750,000	445,120
2014-IA, due 07/20/25[4,7]	550,000	318,377
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 4.33% due 10/20/25[1,4]	600,000	572,484
Black Diamond CLO Ltd.
2013-1A, 4.14% due 02/01/23[1,4]	550,000	553,186
Newstar Trust
2012-2A, 4.13% due 01/20/23[1,4]	500,000	502,994
Dryden XXIII Senior Loan Fund
2014-23A, 3.83% due 07/17/23[1,4]	500,000	500,326
KKR Financial CLO Ltd.
2012-1A, 4.26% due 12/15/24[1,4]	500,000	500,243
Cent CLO
2014-16A, 3.14% due 08/01/24[1,4]	500,000	500,045
Venture CLO Ltd.
2013-14A, 3.69% due 08/28/25[1,4]	500,000	498,986
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.37% due 04/28/26[1,4]	300,000	297,926
2014-3A, 4.12% due 04/28/26[1,4]	200,000	188,990
MCF CLO III LLC
2014-3A, 3.73% due 01/20/24[1,4]	500,000	480,312
Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,7]	500,000	442,982
Eastland CLO Ltd.
2007-1A, 1.29% due 05/01/22[1,4]	400,000	381,223
KVK CLO Ltd.
2013-1A, due 04/14/25[4,7]	900,000	364,546
Halcyon Loan Advisors Funding Ltd.
2012-2A, 5.50% due 12/20/24[1,4]	350,000	344,781
Newstar Commercial Loan Funding LLC
2013-1A, 5.41% due 09/20/23[1,4]	350,000	335,175
Westwood CDO I Ltd.
2007-1A, 1.67% due 03/25/21[1,4]	300,000	290,263
TICC CLO LLC
2012-1A, 5.68% due 08/25/23[1,4]	250,000	250,127
Gallatin CLO VII Ltd.
2014-1A, 3.78% due 07/15/23[1,4]	250,000	250,020
Golub Capital Partners CLO Ltd.
2013-17A, 4.71% due 10/25/25[1,4]	250,000	248,809

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

ALM XIV Ltd.
2014-14A, 3.84% due 07/28/26[1,4]	$250,000	$247,839
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.18% due 07/25/25[1,4]	250,000	242,839
Copper River CLO Ltd.
2007-1A, due 01/20/21[1,7,13]	600,000	141,541
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[4,7]	250,000	129,929
ICE EM CLO
2007-1A, 1.80% due 08/15/22[1,4]	52,860	52,706
Total Collateralized Loan Obligations		24,876,569

Transport-Aircraft - 8.4%
Apollo Aviation Securitization Equity Trust
2014-1, 5.13% due 12/15/29	1,057,692	1,050,288
2016-1A, 4.88% due 03/17/36[4]	925,000	935,551
2014-1, 7.38% due 12/15/29[1]	634,615	630,173
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[4]	1,612,737	1,600,641
Castlelake Aircraft Securitization Trust
2015-1A, 4.70% due 12/15/40[4]	889,430	900,549
2014-1, 5.25% due 02/15/29[4]	383,489	381,955
2014-1, 7.50% due 02/15/29	192,611	192,129
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[4]	940,295	953,224
2013-1, 6.35% due 10/15/38[4]	188,059	188,059
Rise Ltd.
2014-1, 4.75% due 02/12/39	949,169	942,999
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	869,048	862,530
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[13]	657,089	644,809
AABS Ltd.
2013-1, 4.88% due 01/15/38	275,119	273,606
Total Transport-Aircraft		9,556,513

Collateralized Debt Obligations - 3.8%
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[4]	1,000,000	979,070
Anchorage Credit Funding 4 Ltd.
2016-4A, 3.50% due 02/15/35[4]	1,000,000	971,477
Putnam Structured Product Funding Ltd.
2003-1A, 1.70% due 10/15/38[1,4]	995,907	876,851
Triaxx Prime CDO Ltd.
2006-2A, 0.88% due 10/02/39[1,4]	607,226	587,424
N-Star REL CDO VIII Ltd.
2006-8A, 0.98% due 02/01/41[1,4]	311,632	307,679
RAIT CRE CDO I Ltd.
2006-1X A1B, 1.07% due 11/20/46	305,783	299,148
SRERS Funding Ltd.
2011-RS, 0.90% due 05/09/46[1,4]	265,422	261,502
Gramercy Real Estate CDO Ltd.
2006-1A, 1.25% due 07/25/41[1,4]	44,441	44,374
Total Collateralized Debt Obligations		4,327,525

Net Lease - 1.0%
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	1,246,392	1,194,857

Whole Business - 0.9%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]	997,500	990,615

Insurance - 0.5%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]	615,750	611,791

Financial - 0.2%
Garanti Diversified Payment Rights Finance Co.
2007-A, 1.06% due 07/09/17[1]	240,000	238,891
Total Asset-Backed Securities
(Cost $41,736,813)		41,796,761

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.8%
Residential Mortgage Backed Securities - 16.7%
LSTAR Securities Investment Trust
2016-2, 2.62% due 03/01/21[1,4]	1,030,868	1,017,546
2015-4, 2.62% due 04/01/20[1,4]	744,076	742,681
2015-3, 2.62% due 03/01/20[1,4]	741,212	735,015
2015-2, 2.62% due 01/01/20[1,4]	598,864	595,857
American Home Mortgage Investment Trust
2006-1, 0.98% due 03/25/46[1]	1,011,355	837,622
2007-1, 5.85% due 05/25/47[8]	3,303,181	576,381
LSTAR Commercial Mortgage Trust 2016-7
2016-7, 2.61% due 12/01/21[1,4]	1,100,000	1,083,845
CSMC Series
2015-12R, 1.08% due 11/30/37[1,4]	1,150,000	1,081,255
LSTAR Securities Investment Ltd.
2016-4, 2.62% due 10/01/21[1,4]	1,075,467	1,063,673
VOLT L LLC
2016-NP10, 3.50% due 09/25/46[1,4]	986,626	984,006
GSAA Trust
2005-10, 1.41% due 06/25/35[1]	1,050,000	968,642
American Home Mortgage Assets Trust
2007-1, 1.27% due 02/25/47[1]	1,564,677	916,442
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 0.89% due 07/25/37[1,4]	1,036,283	913,624
Bayview Opportunity Master Fund IIIa Trust
2016-RN3, 3.60% due 09/29/31[4]	911,557	908,153
CIT Mortgage Loan Trust
2007-1, 2.21% due 10/25/37[1,4]	897,616	879,441
Luminent Mortgage Trust
2006-2, 0.96% due 02/25/46[1]	1,083,957	761,526
VOLT XLI LLC
2016-NPL1, 4.25% due 02/26/46[4,9]	749,908	757,858
HarborView Mortgage Loan Trust
2006-14, 0.89% due 01/25/47[1]	807,277	661,345
VOLT XL LLC
2015-NP14, 4.38% due 11/27/45[4]	623,422	628,176
VOLT XXXVI LLC
2015-NP10, 3.63% due 07/25/45[1,4]	577,630	578,334
Banc of America Funding Ltd.
2013-R1, 0.75% due 11/03/41[1,4]	617,132	562,381
Nationstar HECM Loan Trust
2016-1A, 2.98% due 02/25/26[4]	552,276	551,443

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

NRPL Trust
2015-1A, 3.88% due 11/01/54[4]	$541,504	$537,097
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.41% due 11/25/46[1]	498,059	357,751
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	201,508	207,539
Morgan Stanley Re-REMIC Trust
2010-R5, 1.26% due 06/26/36[1,4]	140,696	103,018
Nomura Resecuritization Trust
2012-1R, 1.20% due 08/27/47[1,4]	99,183	97,240
Total Residential Mortgage Backed Securities		19,107,891

Commercial Mortgage Backed Securities - 5.0%
Citigroup Commercial Mortgage Trust
2016-GC36, 4.76% due 02/10/49[1]	1,100,000	1,108,580
2016-GC37, 4.36% due 04/10/49[8]	3,835,502	467,793
GS Mortgage Securities Corporation Trust
2016-ICE2, 4.79% due 02/15/33[1,4]	1,000,000	1,012,568
Cosmopolitan Hotel Trust
2016-CSMO, 3.35% due 11/15/33[1,4]	1,000,000	1,005,639
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 4.73% due 01/15/59[8]	4,965,469	460,691
2016-C32, 4.71% due 01/15/59[8]	5,315,613	458,948
COMM Mortgage Trust
2015-CR26, 5.01% due 10/10/48[8]	6,948,816	446,023
CFCRE Commercial Mortgage Trust
2016-C3, 4.65% due 01/10/48[8]	5,958,129	435,167
Hilton USA Trust
2013-HLT, 4.45% due 11/05/30[1,4]	300,000	300,448
2013-HLT, 4.41% due 11/05/30[4]	1,441	1,435
Total Commercial Mortgage Backed Securities		5,697,292

Military Housing - 1.1%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,13	977,605	985,544
2003-PRES, 6.24% due 10/10/41[4]	234,058	264,247
Total Military Housing		1,249,791
Total Collateralized Mortgage Obligations
(Cost $26,024,945)		26,054,974

CORPORATE BONDS†† - 14.0%
Financial - 6.1%
Citigroup, Inc.
6.25%[1,3]	950,000	977,549
5.95%[1,3]	370,000	375,532
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[4]	949,453	888,147
AmTrust Financial Services, Inc.
6.13% due 08/15/23[2]	825,000	858,223
Hospitality Properties Trust
5.25% due 02/15/26	700,000	708,479
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††,2	485,000	480,050
Pacific Northwest Communities LLC
5.91% due 06/15/50[13]	400,000	430,128
Wilton Re Finance LLC
5.88% due 03/30/33[1,4]	375,000	382,031
Kennedy-Wilson, Inc.
5.88% due 04/01/24	350,000	356,563
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[13]	332,887	323,000
GEO Group, Inc.
5.88% due 10/15/24	300,000	295,875
ACC Group Housing LLC
6.35% due 07/15/54†††,13	250,000	268,573
Bank of America Corp.
6.30%[1,3]	250,000	261,250
CIC Receivables Master Trust
4.89% due 10/07/21†††	183,946	185,371
Cadence Bank North America
6.25% due 06/28/29[1,13]	150,000	131,426
Total Financial		6,922,197

Energy - 2.7%
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[10]	750,000	835,575
4.25% due 04/01/24	150,000	151,159
ConocoPhillips
6.50% due 02/01/39	500,000	632,957
Buckeye Partners, LP
4.35% due 10/15/24	300,000	306,159
3.95% due 12/01/26	300,000	291,962
MPLX, LP
4.88% due 12/01/24	350,000	360,393
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[4]	300,000	310,817
Hess Corp.
4.30% due 04/01/27	150,000	149,313
Total Energy		3,038,335

Basic Materials - 1.9%
Yamana Gold, Inc.
4.95% due 07/15/24	865,000	847,700
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[4,10]	760,000	764,202
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[1,4]	300,000	336,750
Alcoa Nederland Holding BV
7.00% due 09/30/26[4]	200,000	219,000
Total Basic Materials		2,167,652

Communications - 1.2%
CSC Holdings LLC
6.63% due 10/15/25[4]	360,000	393,300
6.75% due 11/15/21	200,000	215,000
Sprint Communications, Inc.
9.00% due 11/15/18[4]	400,000	441,000
DISH DBS Corp.
5.88% due 11/15/24	325,000	334,425
Total Communications		1,383,725

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Consumer, Non-cyclical - 0.9%
Tenet Healthcare Corp.
4.46% due 06/15/20[1]	$500,000	$503,750
Vector Group Ltd.
7.75% due 02/15/21	475,000	495,188
Total Consumer, Non-cyclical		998,938

Consumer, Cyclical - 0.6%
Northern Group Housing LLC
6.80% due 08/15/53[13]	600,000	715,998

Utilities - 0.3%
AES Corp.
6.00% due 05/15/26	400,000	406,000

Diversified - 0.3%
HRG Group, Inc.
7.88% due 07/15/19	325,000	338,813
Total Corporate Bonds
(Cost $15,469,291)		15,971,658

U.S. GOVERNMENT SECURITIES†† - 8.7%
U.S. Treasury Notes
2.00% due 11/15/26[10]	5,202,000	5,005,094
U.S. Treasury Bonds
due 11/15/44[10,11]	11,963,000	4,978,833
Total U.S. Government Securities
(Cost $10,587,444)		9,983,927

Federal Agency Bonds†† - 4.8%
Fannie Mae Principal Strip[12]
due 05/15/30[11]	1,350,000	868,127
due 05/15/29[11]	1,250,000	815,224
due 01/15/30[11]	600,000	384,868
Total Fannie Mae Principal Strip		2,068,219
Freddie Mac Strips[12]
due 03/15/31[11]	1,500,000	920,447
due 07/15/32[11]	800,000	463,295
Total Freddie Mac Strips		1,383,742
Freddie Mac[12]
due 12/14/29[10,11]	1,600,000	1,042,951
Tennessee Valley Authority
5.38% due 04/01/56[10]	750,000	937,897
Total Federal Agency Bonds
(Cost $5,628,117)		5,432,809

SENIOR FLOATING RATE INTERESTS††,1 - 5.5%
Technology - 1.6%
Epicor Software
4.75% due 06/01/22	587,893	589,573
EIG Investors Corp.
6.00% due 02/09/23	418,593	414,930
Greenway Medical Technologies
6.00% due 11/04/20[2]	330,905	327,596
Landslide Holdings, Inc.
5.50% due 09/27/22	277,570	280,693
Solera LLC
5.75% due 03/03/23	248,125	251,227
Total Technology		1,864,019

Industrial - 1.3%
Capstone Logistics
5.50% due 10/07/21	702,789	693,422
Travelport Holdings LLC
5.00% due 09/02/21	681,640	687,713
CareCore National LLC
5.50% due 03/05/21	92,173	90,560
Total Industrial		1,471,695

Consumer, Cyclical - 1.0%
PetSmart Inc
4.00% due 03/11/22	595,968	597,459
Neiman Marcus Group, Inc.
4.25% due 10/25/20	339,524	294,282
Acosta, Inc.
4.25% due 09/26/21	198,704	193,488
Total Consumer, Cyclical		1,085,229

Communications - 0.7%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	696,999	677,071
MergerMarket Ltd.
4.50% due 02/04/21	97,250	96,521
Total Communications		773,592

Consumer, Non-cyclical - 0.6%
Albertson’s LLC
4.25% due 12/21/22	497,503	503,722
NES Global Talent
6.50% due 10/03/19[2]	120,645	108,580
DJO Finance LLC
4.25% due 06/08/20	100,000	95,844
Total Consumer, Non-cyclical		708,146

Financial - 0.3%
Magic Newco, LLC
5.00% due 12/12/18	241,194	243,154
American Stock Transfer & Trust
5.75% due 06/26/20	94,412	93,940
Total Financial		337,094
Total Senior Floating Rate Interests
(Cost $6,228,049)		6,239,775

MUNICIPAL BONDS†† - 1.2%
Michigan - 0.8%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	750,000	978,713

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Illinois - 0.4%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	$400,000	$416,312
Total Municipal Bonds
(Cost $1,364,344)		1,395,025

FOREIGN GOVERNMENT BONDS†† - 1.0%
Kenya Government International Bond
6.88% due 06/24/24[4]	700,000	660,022
Dominican Republic International Bond
6.85% due 01/27/45[4]	500,000	472,360
Total Foreign Government Bonds
(Cost $1,241,675)		1,132,382

Total Investments - 109.4%
(Cost $125,914,909)		$124,805,673
Other Assets & Liabilities, net - (9.4)%		(10,763,080)
Total Net Assets - 100.0%		$114,042,593

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2016.
[2]	Illiquid security.
[3]	Perpetual maturity.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $58,655,785 (cost $58,213,364), or 51.4% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[5]	Affiliated issuer — See Note 8.
[6]	Rate indicated is the 7 day yield as of December 31, 2016.
[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]	Security is an interest-only strip. Rate indicated is effective yield at December 31, 2016.
[9]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is as of December 31, 2016.
[10]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 12.
[11]	Zero coupon rate security.
[12]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[13]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $4,359,009 (cost $5,087,260), or 3.8% of total net assets — See Note 13.

See Sector Classification in Other Information section.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$41,796,761	$—	$41,796,761
Collateralized Mortgage Obligations	—	25,069,430	985,544	26,054,974
Corporate Bonds	—	15,037,664	933,994	15,971,658
Federal Agency Bonds	—	5,432,809	—	5,432,809
Foreign Government Bonds	—	1,132,382	—	1,132,382
Municipal Bonds	—	1,395,025	—	1,395,025
Mutual Funds	10,457,389	—	—	10,457,389
Preferred Stocks	—	441,558	717,990	1,159,548
Senior Floating Rate Interests	—	6,239,775	—	6,239,775
Short-Term Investments	5,083,909	—	—	5,083,909
Unit Investment Trusts	97,516	—	—	97,516
U.S. Government Securities	—	9,983,927	—	9,983,927
Total	$15,638,814	$106,529,331	$2,637,528	$124,805,673

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Level 3	Valuation Technique	Unobservable Inputs
Collateralized Mortgage Obligations	$985,544	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
Corporate Bonds	933,994	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
Preferred Stocks	717,990	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
Total	$2,637,528

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

As of December 31, 2016, Series E (Total Return Bond Series) had securities with a total value of $965,033 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. There were no other securities that transferred between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES E (TOTAL RETURN BOND SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2016:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Collateralized Mortgage Obligations	Corporate Bonds	Preferred Stocks	Total
Assets:
Beginning Balance	$237,977	$1,969,243	$643,284	$2,850,504
Purchases	1,129,393	—	—	1,129,393
Sales, maturities and paydowns	(1,234)	(343,149)	—	(344,383)
Total realized gains or losses included in earnings	—	(29,616)	—	(29,616)
Total change in unrealized gains or losses included in earnings	(142,615)	64,572	74,706	(3,337)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(237,977)	(727,056)	—	(965,033)
Ending Balance	$985,544	$933,994	$717,990	$2,637,528
Net Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016	$(142,107)	$(2,897)	$74,706	$(70,298)

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $115,496,619)	$114,348,284
Investments in affiliated issuers, at value (cost $10,418,290)	10,457,389
Total investments (cost $125,914,909)	124,805,673
Prepaid expenses	9,009
Cash	1,160
Receivables:
Securities sold	288,316
Fund shares sold	2,012,111
Dividends	27,767
Interest	592,035
Total assets	127,736,071

Liabilities:
Reverse Repurchase Agreements (Note 12)	11,566,929
Payable for:
Securities purchased	1,955,085
Fund shares redeemed	42,729
Management fees	31,771
Distribution and service fees	23,396
Fund accounting/administration fees	7,487
Interest on reverse repurchase agreements	4,250
Trustees’ fees*	2,167
Transfer agent/maintenance fees	2,162
Miscellaneous	57,502
Total liabilities	13,693,478
Commitments and contingent liabilities (Note 14)	—
Net assets	$114,042,593

Net assets consist of:
Paid in capital	$117,287,724
Undistributed net investment income	5,394,432
Accumulated net realized loss on investments	(7,530,327)
Net unrealized depreciation on investments	(1,109,236)
Net assets	$114,042,593
Capital shares outstanding	7,105,174
Net asset value per share	$16.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Interest	$5,417,236
Dividends from securities of affiliated issuers	344,872
Dividends from securities of unaffiliated issuers	63,127
Total investment income	5,825,235

Expenses:
Management fees	588,089
Transfer agent/maintenance fees	23,646
Distribution and service fees	294,044
Fund accounting/administration fees	107,561
Interest expense	40,813
Line of credit fees	17,059
Custodian fees	7,286
Trustees’ fees*	6,885
Miscellaneous	108,475
Total expenses	1,193,858
Less:
Expenses waived by Adviser	(220,270)
Net expenses	973,588
Net investment income	4,851,647

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,671,404
Investments in affiliated issuers	(322,989)
Realized gain distributions received from investment company shares	22,841
Net realized gain	1,371,256
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,321,058
Investments in affiliated issuers	401,934
Net change in unrealized appreciation (depreciation)	1,722,992
Net realized and unrealized gain	3,094,248
Net increase in net assets resulting from operations	$7,945,895

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,851,647	$4,741,542
Net realized gain on investments	1,371,256	21,757
Net change in unrealized appreciation (depreciation) on investments	1,722,992	(3,373,731)
Net increase in net assets resulting from operations	7,945,895	1,389,568

Distributions to shareholders from:
Net investment income	(5,293,814)	(2,550,797)
Total distributions to shareholders	(5,293,814)	(2,550,797)

Capital share transactions:
Proceeds from sale of shares	50,511,862	45,993,430
Distributions reinvested	5,293,814	2,550,797
Cost of shares redeemed	(56,389,556)	(63,058,796)
Net decrease from capital share transactions	(583,880)	(14,514,569)
Net increase (decrease) in net assets	2,068,201	(15,675,798)

Net assets:
Beginning of year	111,974,392	127,650,190
End of year	$114,042,593	$111,974,392
Undistributed net investment income at end of year	$5,394,432	$4,527,625

Capital share activity:
Shares sold	3,156,693	2,901,918
Shares issued from reinvestment of distributions	333,364	162,782
Shares redeemed	(3,523,839)	(3,957,752)
Net decrease in shares	(33,782)	(893,052)

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$15.68	$15.89	$14.70	$14.45	$13.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.66	.67	.58	.54	.38
Net gain (loss) on investments (realized and unrealized)	.41	(.50)	.61	(.29)	.42
Total from investment operations	1.07	.17	1.19	.25	.80
Less distributions from:
Net investment income	(.70)	(.38)	—	—	—
Total distributions	(.70)	(.38)	—	—	—
Net asset value, end of period	$16.05	$15.68	$15.89	$14.70	$14.45

Total Return[b]	6.83%	1.15%	8.10%	1.73%	5.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114,043	$111,974	$127,650	$94,123	$112,791
Ratios to average net assets:
Net investment income (loss)	4.13%	4.19%	3.72%	3.69%	2.75%
Total expenses[c]	1.02%	1.05%	1.05%	1.07%	0.94%
Net expenses[d,e]	0.83%	0.83%	0.85%	0.87%	0.81%
Portfolio turnover rate	88%	85%	62%	109%	79%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

12/31/16	12/31/15	12/31/14	12/31/13
0.78%	0.78%	0.79%	0.81%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series F (Floating Rate Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2016.

For the one-year period ended December 31, 2016, the Series F (Floating Rate Series) returned 8.56%, compared with 9.87% for its benchmark, the Credit Suisse Leveraged Loan Index.

Fund performance for the period was primarily a result of credit selection among loans, as Guggenheim’s bottom-up, fundamental approach results in the construction of portfolios that produce favorable yield while at the same being defensively positioned. The Fund’s loan holdings’ continued underweight to energy and staples exposure relative to the broader market was also a positive for much of the period. However, underweights to consumer cyclical and basic industry detracted from return.

Earnings growth for loan issuers outpaced that of high-yield bond issuers in 2016. We expect this trend to reverse in 2017, as energy borrowers, which represent a larger portion of the high-yield market, recover. Most of this is priced into the market already, with high-yield bond spreads trading tighter than bank loan discount margins, on average.

The Fund focuses on staying up in quality, as times of uncertainty have been accompanied by higher volatility in lower-quality assets. This positioning worked against the Fund at times during the period, amid a volatile interest rate environment or when lower quality loans outperformed. The Fund’s allocations to bank loans, high yield bonds, and structured credit help to decrease volatility and diversify sources of return, and contributed to return for the period.

The CLO market rebounded during the period. Volatility during early 2016 kept many CLO issuers on the sidelines. As a result, traditional CLO debt investors entered the third quarter well behind internal CLO spending targets. Adding to demand, investors continued to increase allocations to floating-rate CLO debt in response to rising USD LIBOR and negative yields in Japan and Europe. Not surprisingly, CLO spreads tightened significantly during the period. Already hoping to issue or refinance CLOs ahead of the December 2016 risk retention deadline, CLO issuers were only too happy to meet strong CLO demand. September represented the highest monthly CLO issuance since June 2015.

We maintain our preference for senior positions in the capital structure, specifically first-lien debt. We do acknowledge however that weaker covenants and less subordinated debt (which acts to cushion losses) in post-crisis deals became more prevalent during the ultra-easy money post-crisis days. This will likely prove negative for recoveries when the credit cycle matures, highlighting the importance of careful credit selection

We continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. Companies with strong cash flows, recurring revenue streams, and high-quality margins should remain the focus in the later stages of the cycle. With only 5% exposure to energy and 2% exposure to metals and mining, leveraged loans are relatively insulated to fundamental deterioration stemming from commodity markets.

New institutional loan issuance totaled $337 billion in 2016, approximately 30% higher than 2015, and was more heavily weighted to the second half of the year. The twelve-month trailing issuer-weighted default rate for loans ended the period at 1.8%. Excluding commodity-related issuers, the default rate remains near the post-crisis low at just 1.1%.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
National Financial Partners Corp.	1.4%
Gates Global, Inc.	1.2%
Fitness International LLC	1.1%
Active Network LLC	1.0%
Cengage Learning Acquisitions, Inc.	1.0%
Reynolds Group Holdings	0.9%
Quikrete Holdings, Inc.	0.9%
Flex Acquisition Company, Inc.	0.9%
Leslie’s Poolmart, Inc.	0.9%
SFR Group SA	0.9%
Top Ten Total	10.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	8.56%	3.80%
Credit Suisse Leveraged Loan Index	9.87%	3.90%

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AA	0.6%
A	0.8%
BBB	3.6%
BB	23.7%
B	41.8%
CCC	1.0%
NR1	3.3%
Other Instruments	25.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]	NR securities do not necessarily indicate low credit quality.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value

SHORT-TERM INVESTMENTS† - 27.5%
Federated U.S. Treasury Cash Reserve Fund 0.30%[1]	14,634,805	$14,634,805
Total Short-Term Investments
(Cost $14,634,805)		14,634,805

	Face Amount

SENIOR FLOATING RATE INTERESTS††,3 - 74.4%
Industrial - 16.1%
Reynolds Group Holdings
4.25% due 02/05/23	$498,750	504,871
Quikrete Holdings, Inc.
4.00% due 11/15/23	500,000	504,585
Flex Acquisition Company, Inc.
4.25% due 12/29/23	500,000	504,165
Signode Industrial Group US, Inc.
4.00% due 04/30/21	500,000	503,750
Zodiac Pool Solutions LLC
5.50% due 12/20/23	500,000	502,815
Rexnord LLC/ RBS Global, Inc.
3.75% due 08/21/23	500,000	501,750
Transdigm, Inc.
3.85% due 05/14/22	491,671	495,579
Travelport Holdings LLC
5.00% due 09/02/21	484,988	489,309
GYP Holdings III Corp.
4.50% due 04/01/21	457,679	461,304
Pro Mach Group, Inc.
4.75% due 10/22/21	455,984	454,616
Filtration Group Corp.
4.25% due 11/23/20	448,841	451,785
Advanced Disposal Services, Inc.
3.50% due 11/10/23	444,000	447,610
Engility Corp.
5.81% due 08/14/23	428,386	434,489
Amber Bidco Ltd.
4.87% due 06/30/21†††,2	350,000	345,470
Thermasys Corp.
5.25% due 05/03/19[2]	367,500	311,916
CareCore National LLC
5.50% due 03/05/21	305,188	299,847
USIC Holding, Inc.
4.75% due 12/08/23	250,000	251,458
Bioplan USA, Inc.
5.75% due 09/23/21	196,500	188,394
SI Organization
5.75% due 11/22/19	171,488	173,203
ProAmpac PG Borrower LLC
5.00% due 11/20/23	150,000	151,595
SRS Distribution, Inc.
5.25% due 08/25/22	128,924	130,697
Doncasters Group Ltd.
9.50% due 10/09/20	135,172	125,034
Nielsen Finance LLC
3.15% due 10/04/23	100,000	101,042
Mast Global
7.75% due 09/12/19†††,2	87,736	87,337
Crosby Worldwide
4.00% due 11/23/20	95,846	85,603
NANA Development Corp.
8.00% due 03/15/18[2]	62,500	60,000
Total Industrial		8,568,224

Consumer, Cyclical - 14.6%
Gates Global, Inc.
4.25% due 07/05/21	652,290	652,289
Fitness International LLC
6.00% due 07/01/20	576,967	577,330
Leslie’s Poolmart, Inc.
5.25% due 08/16/23	498,750	504,052
AlixPartners, LLP
4.00% due 07/28/22	498,750	502,311
Smart & Final Stores LLC
4.41% due 11/15/22	500,000	498,595
PETCO Animal Supplies, Inc.
5.00% due 01/26/23	372,188	373,784
5.14% due 01/26/23	124,063	124,683
PetSmart Inc
4.00% due 03/11/22	496,103	497,343
Sears Holdings Corp.
5.50% due 06/30/18	491,139	470,266
Navistar, Inc.
6.50% due 08/07/20	445,500	450,623
Advantage Sales & Marketing LLC
4.25% due 07/23/21	444,819	446,043
Life Time Fitness
4.25% due 06/10/22	438,472	440,871
National Vision, Inc.
4.00% due 03/12/21	440,932	438,542
Burlington Coat Factory Warehouse Corp.
3.51% due 08/13/21	400,000	402,356
PTL Acqusition, Inc.
4.02% due 05/12/23	299,250	303,739
Belk, Inc.
5.75% due 12/12/22	327,375	281,271
Talbots, Inc.
5.50% due 03/19/20	245,518	238,275
1-800 Contacts
5.25% due 01/22/23	198,500	200,568
Ascena Retail Group
5.25% due 08/21/22	148,176	144,324
Equinox Fitness
5.00% due 01/31/20	108,459	109,454
NPC International, Inc.
4.75% due 12/28/18	98,196	98,187
Total Consumer, Cyclical		7,754,906

Technology - 11.4%
Active Network LLC
6.00% due 11/13/20	543,469	542,110

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

EIG Investors Corp.
6.48% due 11/08/19	$373,689	$370,886
6.00% due 02/09/23	108,342	107,394
Ipreo Holdings
4.25% due 08/06/21	491,275	472,852
Landslide Holdings, Inc.
5.50% due 09/27/22	462,617	467,821
Compucom Systems, Inc.
4.25% due 05/11/20	580,020	446,616
Micron Technology, Inc.
4.52% due 04/26/22	398,997	404,683
Diebold, Inc.
5.25% due 11/06/23	398,750	404,109
Applied Systems, Inc.
4.00% due 01/25/21	398,929	402,420
Solera LLC
5.75% due 03/03/23	397,000	401,963
Ceridian Corp.
4.50% due 09/15/20	403,070	399,877
Greenway Medical Technologies
6.00% due 11/04/20[2]	378,177	374,395
Aspect Software, Inc.
11.28% due 05/25/20	327,469	326,104
NXP B.V. / NXP Funding LLC
3.27% due 12/07/20	299,250	300,597
Advanced Computer Software
6.50% due 03/18/22	245,625	234,162
Sparta Holding Corp.
6.50% due 07/28/20†††,2	191,011	189,873
Infoblox, Inc.
6.00% due 11/07/23	100,000	99,375
Infor, Inc.
3.75% due 06/03/20	93,589	93,572
CPI Acquisition, Inc.
5.50% due 08/17/22	41,839	37,864
Total Technology		6,076,673

Consumer, Non-cyclical - 10.9%
Cotiviti Corp.
3.75% due 09/28/23	500,000	503,750
Press Ganey Holdings, Inc.
4.25% due 10/23/23	500,000	502,499
US Foods, Inc.
3.77% due 06/27/23	497,500	502,475
Authentic Brands
5.50% due 05/27/21	490,891	493,345
American Tire Distributors, Inc.
5.25% due 09/01/21	491,026	489,082
Lineage Logistics LLC
4.50% due 04/07/21	486,250	482,603
DJO Finance LLC
4.25% due 06/08/20	493,750	473,230
Albertson’s LLC
4.25% due 12/21/22	450,000	455,625
Pharmaceutical Product Development
4.25% due 08/18/22	450,000	454,613
CHG Healthcare Services, Inc.
4.75% due 06/07/23	448,869	453,470
Reddy Ice Holdings, Inc.
6.75% due 05/01/19	385,965	375,671
NES Global Talent
6.50% due 10/03/19[2]	403,697	363,328
Valeant Pharmaceuticals International, Inc.
5.50% due 04/01/22	100,124	100,143
Acadia Healthcare Company, Inc.
3.76% due 02/16/23	99,000	99,743
CTI Foods Holding Co. LLC
8.25% due 06/28/21	80,000	72,000
Total Consumer, Non-cyclical		5,821,577

Communications - 10.5%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	535,970	520,646
SFR Group SA
4.04% due 01/14/25	500,000	503,875
WMG Acquisition Corp.
3.75% due 11/01/23	500,000	503,855
Ziggo BV
3.50% due 01/14/22	315,106	316,421
3.50% due 01/15/22	184,894	185,665
Virgin Media Bristol LLC
2.75% due 01/31/25	500,000	501,940
Univision Communications, Inc.
4.00% due 02/28/20	497,338	499,825
Radiate HoldCo LLC
3.75% due 12/12/23	450,000	452,750
AMC Entertainment Holdings, Inc.
3.51% due 12/15/23	400,000	403,700
Telenet Financing USD LLC
3.70% due 01/31/25	400,000	402,924
Mcgraw-Hill Global Education Holdings LLC
5.00% due 05/04/22	398,997	399,061
MergerMarket Ltd.
4.50% due 02/04/21	340,375	337,822
CSC Holdings, LLC
3.88% due 10/11/24	328,947	332,168
Anaren, Inc.
5.50% due 02/18/21[2]	140,393	139,340
9.25% due 08/18/21[2]	100,000	96,750
Total Communications		5,596,742

Financial - 6.8%
National Financial Partners Corp.
6.25% due 07/01/20	735,711	741,538
4.50% due 12/09/23	500,000	503,750
York Risk Services
4.75% due 10/01/21[2]	489,975	461,801
Hyperion Insurance
5.50% due 04/29/22	443,022	443,576
Americold Realty Operating Partnership, LP
5.75% due 12/01/22	398,000	401,733
Assured Partners, Inc.
5.25% due 10/21/22	342,404	347,027

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

American Stock Transfer & Trust
5.75% due 06/26/20	$283,236	$281,820
Corporate Capital Trust
4.25% due 05/20/19	194,500	194,500
Acrisure LLC
5.75% due 11/22/23	135,238	136,718
LPL Financial Holdings, Inc.
4.81% due 11/21/22	124,063	125,096
Total Financial		3,637,559

Energy - 1.8%
Veresen Midstream LP
5.25% due 03/31/22	497,468	500,368
Cactus Wellhead
7.00% due 07/31/20	536,814	483,578
Total Energy		983,946

Utilities - 1.5%
TPF II Power LLC
5.00% due 10/02/21	378,812	381,842
Stonewall (Green Energy)
6.50% due 11/15/21	300,000	295,500
Lightstone HoldCo LLC
6.50% due 01/01/24	120,000	121,351
Total Utilities		798,693

Basic Materials - 0.8%
Nexeo Solutions LLC
5.25% due 06/09/23	373,125	375,923
WR Grace & Co.
2.88% due 02/03/21	33,939	34,109
Total Basic Materials		410,032
Total Senior Floating Rate Interests
(Cost $39,864,950)		39,648,352

ASSET-BACKED SECURITIES†† - 2.9%
Collateralized Loan Obligations - 2.7%
Cerberus Onshore II CLO LLC
2014-1A, 4.88% due 10/15/23[3,4]	250,000	247,035
ALM XIV Ltd.
2014-14A, 4.34% due 07/28/26[3,4]	250,000	245,321
ACIS CLO Ltd.
2013-2A, 4.73% due 10/14/22[3,4]	250,000	244,798
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.18% due 07/25/25[3,4]	250,000	242,839
Newstar Commercial Loan Funding LLC
2013-1A, 5.41% due 09/20/23[3,4]	250,000	239,411
Kingsland IV Ltd.
2007-4A, 2.33% due 04/16/21[3,4]	250,000	237,035
Total Collateralized Loan Obligations		1,456,439

Collateralized Debt Obligations - 0.2%
RAIT CRE CDO I Ltd.
2006-1X A1B, 1.07% due 11/20/46	94,087	92,045
Total Asset-Backed Securities
(Cost $1,542,728)		1,548,484

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.8%
Residential Mortgage Backed Securities - 2.8%
LSTAR Securities Investment Ltd.
2016-6, 2.62% due 11/01/21[3,4]	496,061	489,418
2016-4, 2.62% due 10/01/21[3,4]	488,849	483,488
LSTAR Commercial Mortgage Trust
2016-7, 2.61% due 12/01/21[3,4]	500,000	492,657
Total Residential Mortgage Backed Securities		1,465,563
Total Collateralized Mortgage Obligations
(Cost $1,465,506)		1,465,563

CORPORATE BONDS†† - 0.6%
Consumer, Non-cyclical - 0.4%
Tenet Healthcare Corp.
4.46% due 06/15/20[3]	200,000	201,500

Energy - 0.2%
FTS International, Inc.
8.46% due 06/15/20[3,4]	100,000	100,000

Industrial - 0.0%
New Day Aluminum
10.00% due 10/28/20†††,2	2,820	2,820
Total Corporate Bonds
(Cost $299,537)		304,320

SENIOR FIXED RATE INTERESTS†† - 0.5%
Financial - 0.5%
Magic Newco, LLC
12.00% due 06/12/19	250,000	265,105
Total Senior Fixed Rate Interests
(Cost $266,294)		265,105

Total Investments - 108.7%
(Cost $58,073,820)		$57,866,629
Other Assets & Liabilities, net - (8.7)%		(4,621,443)
Total Net Assets - 100.0%		$53,245,186

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES F (FLOATING RATE STRATEGIES SERIES)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2016.
[2]	Illiquid security.
[3]	Variable rate security. Rate indicated is rate effective at December 31, 2016.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $3,022,002 (cost $3,027,133), or 5.7% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$1,548,484	$—	$1,548,484
Collateralized Mortgage Obligations	—	1,465,563	—	1,465,563
Corporate Bonds	—	301,500	2,820	304,320
Senior Fixed Rate Interests	—	265,105	—	265,105
Senior Floating Rate Interests	—	39,025,672	622,680	39,648,352
Short-Term Investments	14,634,805	—	—	14,634,805
Total	$14,634,805	$42,606,324	$625,500	$57,866,629

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 12/31/16	Valuation Technique	Unobservable Inputs
Corporate Bonds	$2,820	Model Price	Liquidation value
Senior Floating Rate Interests	622,680	Model Price	Purchase Price
Total	$625,500

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES F (FLOATING RATE STRATEGIES SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2016:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Senior Floating Rate Interests	Corporate Bonds		Total
Series F (Floating Rate Strategies Series)
Assets:
Beginning Balance	$704,352	$—		$704,352
Purchases	—	—	*	—
Sales, maturities and paydowns	(83,674)	—		(83,674)
Total realized gains or losses included in earnings	—	—		—
Total change in unrealized gains or losses included in earnings	2,002	2,820		4,822
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—		—
Ending Balance	$622,680	$2,820		$625,500
Net Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016	$(9)	$2,820		$2,811

*	Includes a purchase with cost of less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $58,073,820)	$57,866,629
Cash	85,481
Prepaid expenses	3,829
Receivables:
Securities sold	234,515
Fund shares sold	1,280,987
Interest	148,140
Total assets	59,619,581

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $248)	—
Payable for:
Securities purchased	6,310,019
Management fees	28,711
Distribution and service fees	9,904
Trustees’ fees*	5,371
Fund accounting/administration fees	3,169
Transfer agent/maintenance fees	2,031
Fund shares redeemed	451
Miscellaneous	14,739
Total liabilities	6,374,395
Commitments and contingent liabilities (Note 14)	—
Net assets	$53,245,186

Net assets consist of:
Paid in capital	$52,024,184
Undistributed net investment income	1,896,982
Accumulated net realized loss on investments	(469,037)
Net unrealized depreciation on investments	(206,943)
Net assets	$53,245,186
Capital shares outstanding	2,030,780
Net asset value per share	$26.22

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Interest	$2,206,003
Total investment income	2,206,003

Expenses:
Management fees	273,702
Transfer agent/maintenance fees	25,037
Distribution and service fees	105,270
Fund accounting/administration fees	38,459
Trustees’ fees*	11,170
Custodian fees	8,474
Line of credit fees	7,873
Miscellaneous	43,698
Total expenses	513,683
Less:
Expenses waived by Adviser	(18,770)
Net expenses	494,913
Net investment income	1,711,090

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(485,310)
Net realized loss	(485,310)
Net change in unrealized appreciation (depreciation) on:
Investments	2,112,800
Net change in unrealized appreciation (depreciation)	2,112,800
Net realized and unrealized gain	1,627,490
Net increase in net assets resulting from operations	$3,338,580

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,711,090	$1,964,517
Net realized gain (loss) on investments	(485,310)	121,044
Net change in unrealized appreciation (depreciation) on investments	2,112,800	(1,711,367)
Net increase in net assets resulting from operations	3,338,580	374,194

Distributions to shareholders from:
Net investment income	(1,967,530)	(1,565,356)
Net realized gains	(102,592)	(102,831)
Total distributions to shareholders	(2,070,122)	(1,668,187)

Capital share transactions:
Proceeds from sale of shares	38,073,511	63,234,862
Distributions reinvested	2,070,122	1,668,187
Cost of shares redeemed	(36,764,581)	(60,848,174)
Net increase from capital share transactions	3,379,052	4,054,875
Net increase in net assets	4,647,510	2,760,882

Net assets:
Beginning of year	48,597,676	45,836,794
End of year	$53,245,186	$48,597,676
Undistributed net investment income at end of year	$1,896,982	$2,172,408

Capital share activity:
Shares sold	1,461,172	2,378,527
Shares issued from reinvestment of distributions	81,985	63,381
Shares redeemed	(1,401,896)	(2,299,441)
Net increase in shares	141,261	142,467

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period Ended December 31, 2013[a]
Per Share Data
Net asset value, beginning of period	$25.72	$26.24	$25.61	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.05	.97	.95	.49
Net gain (loss) on investments (realized and unrealized)	1.09	(.77)	(.32)	.12
Total from investment operations	2.14	.20	.63	.61
Less distributions from:
Net investment income	(1.56)	(.67)	—	—
Net realized gains	(.08)	(.05)	—	—
Total distributions	(1.64)	(.72)	—	—
Net asset value, end of period	$26.22	$25.72	$26.24	$25.61

Total Return[c]	8.56%	0.73%	2.38%	2.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,245	$48,598	$45,837	$46,343
Ratios to average net assets:
Net investment income (loss)	4.06%	3.66%	3.65%	2.81%
Total expenses	1.22%	1.27%	1.24%	1.35%[d]
Net expenses[e,f]	1.18%	1.17%	1.16%	1.17%
Portfolio turnover rate	71%	73%	90%	53%

[a]	Since commencement of operations: April 24, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Due to limited length of Fund operations, ratios for this period may not be indicative of future performance.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

12/31/16	12/31/15	12/31/14	12/31/13
1.15%	1.15%	1.15%	1.15%

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series J (StylePlusTM—Mid Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2016.

For the year ended December 31, 2016, the Series J (StylePlus—Mid Growth Series) returned 8.65%, compared with the 7.33% return of its benchmark, the Russell Midcap® Growth Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The allocation to actively managed individual equity via stocks, and passive equity via derivatives, is designed to provide exposure to large core equity. Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The passive equity position uses derivatives such as swap agreements to gain exposure to the index. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities, corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund outperformed the Russell Midcap Growth Index for the one-year period ended December 31, 2016. The fixed income sleeve was the largest positive contributor. The investments in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments. The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance for the period.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Health Care and Industrials sectors and most underweight the Information Technology and Financials sectors.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS, investment-grade corporates, and NA RMBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	25.3%
Guggenheim Strategy Fund II	19.1%
Guggenheim Strategy Fund III	18.9%
Guggenheim Strategy Fund I	14.1%
Conagra Brands, Inc.	0.3%
AmerisourceBergen Corp. — Class A	0.3%
Fidelity National Information Services, Inc.	0.3%
Intuitive Surgical, Inc.	0.3%
Tyson Foods, Inc. — Class A	0.3%
Omnicom Group, Inc.	0.3%
Top Ten Total	79.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	8.65%	13.15%	5.49%
Russell Midcap Growth Index	7.33%	13.51%	7.83%

*

The performance data above represents past performance that is not predictive of future results. Effective April 30, 2013, certain changes were made to the Series’ investment objective and principal investment strategies. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 19.1%

Consumer, Non-cyclical - 8.3%
Conagra Brands, Inc.	12,432	$491,685
AmerisourceBergen Corp. — Class A	6,179	483,136
Intuitive Surgical, Inc.*	709	449,627
Tyson Foods, Inc. — Class A	7,142	440,519
Zimmer Biomet Holdings, Inc.	4,183	431,686
Zoetis, Inc.	7,393	395,747
Centene Corp.*	6,843	386,698
Nielsen Holdings plc	9,195	385,730
Flowers Foods, Inc.	19,144	382,306
DaVita, Inc.*	5,771	370,498
Hologic, Inc.*	8,586	344,470
Kroger Co.	9,680	334,057
HCA Holdings, Inc.*	4,492	332,498
Sysco Corp.	5,884	325,797
Cardinal Health, Inc.	4,498	323,721
ResMed, Inc.	5,150	319,558
Laboratory Corporation of America Holdings*	2,445	313,889
McKesson Corp.	2,201	309,130
Dr Pepper Snapple Group, Inc.	3,331	302,022
Equifax, Inc.	2,534	299,595
Kellogg Co.	4,039	297,714
Incyte Corp.*	2,868	287,573
Molina Healthcare, Inc.*	5,000	271,300
AMERCO	701	259,082
Boston Scientific Corp.*	11,817	255,602
United Rentals, Inc.*	2,417	255,187
HealthSouth Corp.	5,884	242,656
Henry Schein, Inc.*	1,586	240,612
Total System Services, Inc.	4,567	223,920
B&G Foods, Inc.	4,986	218,387
Post Holdings, Inc.*	2,574	206,924
Robert Half International, Inc.	4,137	201,803
KAR Auction Services, Inc.	4,649	198,140
Western Union Co.	8,501	184,642
Alexion Pharmaceuticals, Inc.*	1,353	165,540
Vertex Pharmaceuticals, Inc.*	2,243	165,242
Hill-Rom Holdings, Inc.	2,935	164,771
CoreLogic, Inc.*	4,328	159,400
Charles River Laboratories International, Inc.*	2,062	157,104
VCA, Inc.*	2,111	144,920
Avis Budget Group, Inc.*	3,794	139,164
Edwards Lifesciences Corp.*	1,372	128,556
Vantiv, Inc. — Class A*	2,133	127,169
Campbell Soup Co.	2,009	121,484
MEDNAX, Inc.*	1,757	117,122
Verisk Analytics, Inc. — Class A*	1,413	114,693
Quanta Services, Inc.*	3,201	111,555
WellCare Health Plans, Inc.*	811	111,172
DexCom, Inc.*	1,853	110,624
Herbalife Ltd.*	2,253	108,459
Lamb Weston Holdings, Inc.	2,839	107,456
Spectrum Brands Holdings, Inc.	878	107,406
Quintiles IMS Holdings, Inc.*	1,377	104,721
Seattle Genetics, Inc.*	1,917	101,160
Constellation Brands, Inc. — Class A	649	99,498
TreeHouse Foods, Inc.*	1,374	99,189
Coty, Inc. — Class A	5,373	98,380
Universal Health Services, Inc. — Class B	902	95,955
S&P Global, Inc.	835	89,796
Darling Ingredients, Inc.*	6,889	88,937
Total Consumer, Non-cyclical		13,905,384

Consumer, Cyclical - 3.7%
Delphi Automotive plc	5,566	374,871
Newell Brands, Inc.	7,967	355,727
Lear Corp.	2,600	344,162
Alaska Air Group, Inc.	3,434	304,699
JetBlue Airways Corp.*	12,407	278,165
Whirlpool Corp.	1,524	277,017
Liberty Interactive Corporation QVC Group — Class A*	13,753	274,785
Dollar General Corp.	3,702	274,207
PACCAR, Inc.	3,920	250,488
Southwest Airlines Co.	4,689	233,700
BorgWarner, Inc.	5,796	228,594
Michael Kors Holdings Ltd.*	4,945	212,536
Dollar Tree, Inc.*	2,724	210,238
WW Grainger, Inc.	841	195,323
Marriott International, Inc. — Class A	2,317	191,569
The Gap, Inc.	8,110	181,988
Lennar Corp. — Class A	4,121	176,914
AutoZone, Inc.*	210	165,856
Ralph Lauren Corp. — Class A	1,651	149,118
Genuine Parts Co.	1,431	136,718
Wyndham Worldwide Corp.	1,643	125,476
DR Horton, Inc.	4,566	124,789
O’Reilly Automotive, Inc.*	442	123,057
Ross Stores, Inc.	1,843	120,901
Casey’s General Stores, Inc.	994	118,167
AutoNation, Inc.*	2,317	112,722
Nordstrom, Inc.	2,200	105,446
Beacon Roofing Supply, Inc.*	2,206	101,630
PulteGroup, Inc.	5,465	100,447
Signet Jewelers Ltd.	1,026	96,711
Fastenal Co.	1,999	93,913
LKQ Corp.*	2,911	89,222
Total Consumer, Cyclical		6,129,156

Industrial - 2.7%
SBA Communications Corp. — Class A*	4,184	432,040
Spirit AeroSystems Holdings, Inc. — Class A	5,320	310,422
Textron, Inc.	6,116	296,993
TransDigm Group, Inc.	1,169	291,034
Stericycle, Inc.*	3,367	259,394
Agilent Technologies, Inc.	5,633	256,640
Roper Technologies, Inc.	1,359	248,806
Ingersoll-Rand plc	3,026	227,071
Stanley Black & Decker, Inc.	1,899	217,796

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

Waste Management, Inc.	2,793	$198,052
Huntington Ingalls Industries, Inc.	1,016	187,137
Clean Harbors, Inc.*	3,253	181,029
Rockwell Collins, Inc.	1,715	159,083
Rockwell Automation, Inc.	1,057	142,061
Masco Corp.	4,137	130,812
Energizer Holdings, Inc.	2,914	129,994
AMETEK, Inc.	2,472	120,139
Fortune Brands Home & Security, Inc.	2,058	110,021
Carlisle Companies, Inc.	882	97,276
Ball Corp.	1,293	97,066
Johnson Controls International plc	2,264	93,254
CH Robinson Worldwide, Inc.	1,270	93,040
Waters Corp.*	691	92,863
Acuity Brands, Inc.	385	88,881
Total Industrial		4,460,904

Technology - 2.1%
Fidelity National Information Services, Inc.	6,076	459,588
Microchip Technology, Inc.	5,298	339,867
Activision Blizzard, Inc.	8,721	314,916
NVIDIA Corp.	2,709	289,159
Fiserv, Inc.*	2,494	265,062
Electronic Arts, Inc.*	2,845	224,072
Qorvo, Inc.*	3,942	207,862
Teradata Corp.*	7,371	200,270
Lam Research Corp.	1,894	200,253
Cerner Corp.*	3,479	164,800
Skyworks Solutions, Inc.	1,934	144,392
Citrix Systems, Inc.*	1,526	136,287
Broadridge Financial Solutions, Inc.	1,979	131,208
Nuance Communications, Inc.*	7,493	111,646
Pitney Bowes, Inc.	6,559	99,631
Akamai Technologies, Inc.*	1,478	98,553
NCR Corp.*	2,410	97,750
Black Knight Financial Services, Inc. — Class A*	2,553	96,503
Total Technology		3,581,819

Communications - 1.7%
Omnicom Group, Inc.	5,116	435,424
Expedia, Inc.	2,608	295,434
Interpublic Group of Companies, Inc.	12,269	287,217
IAC/InterActiveCorp*	3,926	254,366
eBay, Inc.*	8,035	238,559
Discovery Communications, Inc. — Class A*	8,580	235,177
Palo Alto Networks, Inc.*	1,848	231,092
Ciena Corp.*	8,771	214,100
Sinclair Broadcast Group, Inc. — Class A	5,852	195,164
Scripps Networks Interactive, Inc. — Class A	2,150	153,446
DISH Network Corp. — Class A*	2,299	133,181
AMC Networks, Inc. — Class A*	2,031	106,303
Zayo Group Holdings, Inc.*	2,833	93,092
Total Communications		2,872,555

Financial - 0.3%
Alliance Data Systems Corp.	1,373	313,731
Equinix, Inc.	290	103,649
Senior Housing Properties Trust	5,294	100,215
Total Financial		517,595

Energy - 0.3%
ONEOK, Inc.	3,694	212,073
Cabot Oil & Gas Corp. — Class A	7,003	163,590
Williams Companies, Inc.	3,058	95,226
Total Energy		470,889

Total Common Stocks
(Cost $31,558,211)		31,938,302

MUTUAL FUNDS† - 77.5%
Guggenheim Variable Insurance Strategy Fund III[1]	1,683,690	42,142,748
Guggenheim Strategy Fund II1	1,278,195	31,890,964
Guggenheim Strategy Fund III[1]	1,266,691	31,629,271
Guggenheim Strategy Fund I1	942,667	23,566,676
Total Mutual Funds
(Cost $128,818,888)		129,229,659

SHORT-TERM INVESTMENTS† - 3.4%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[2]	5,630,488	5,630,488
Total Short-Term Investments
(Cost $5,630,488)		5,630,488

Total Investments - 100.0%
(Cost $166,007,587)		$166,798,449
Other Assets & Liabilities, net - 0.0%		15,396
Total Net Assets - 100.0%		$166,813,845

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $486,500)	5	$(198)
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $447,200)	4	(2,925)
March 2017 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $1,327,040)	8	(18,110)
(Total Aggregate Value of Contracts $2,260,740)		$(21,233)

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS††
Deutsche Bank Swap April 2017 Russell Midcap Growth Index Swap 0.89%[3], Terminating 04/04/17 (Notional Value $116,138,501)	148,331	$266,722
Bank of America Swap February 2017 Russell Midcap Growth Index Swap 1.34%[3], Terminating 02/02/17 (Notional Value $16,402,415)	20,949	(283,832)
(Total Notional Value $132,540,916)		$(17,110)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of December 31, 2016.
[3]	Total Return based on Russell Midcap Growth Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$31,938,302	$—	$—	$—	$—	$31,938,302
Equity Index Swap Agreements	—	—	—	266,722	—	266,722
Mutual Funds	129,229,659	—	—	—	—	129,229,659
Short-Term Investments	5,630,488	—	—	—	—	5,630,488
Total	$166,798,449	$—	$—	$266,722	$—	$167,065,171

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$21,233	$—	$—	$—	$21,233
Equity Index Swap Agreements	—	—	—	283,832	—	283,832
Total	$—	$21,233	$—	$283,832	$—	$305,065

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $37,188,699)	$37,568,790
Investments in affiliated issuers, at value (cost $128,818,888)	129,229,659
Total investments (cost $166,007,587)	166,798,449
Cash	963,202
Unrealized appreciation on swap agreements	266,722
Segregated cash with broker	93,300
Prepaid expenses	2,823
Receivables:
Fund shares sold	2,852
Dividends	270,693
Total assets	168,398,041

Liabilities:
Segregated cash due to broker	710,000
Unrealized depreciation on swap agreements	283,832
Payable for:
Securities purchased	261,850
Fund shares redeemed	113,786
Management fees	100,296
Swap settlement	37,768
Variation margin	12,930
Fund accounting/administration fees	10,698
Trustees’ fees*	4,123
Transfer agent/maintenance fees	1,794
Miscellaneous	47,119
Total liabilities	1,584,196
Commitments and contingent liabilities (Note 14)	—
Net assets	$166,813,845

Net assets consist of:
Paid in capital	$173,567,998
Undistributed net investment income	1,632,442
Accumulated net realized loss on investments	(9,139,114)
Net unrealized appreciation on investments	752,519
Net assets	$166,813,845
Capital shares outstanding	3,444,716
Net asset value per share	$48.43

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$2,664,967
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $119)	324,360
Interest	7,672
Total investment income	2,996,999

Expenses:
Management fees	1,077,336
Transfer agent/maintenance fees	24,129
Fund accounting/administration fees	131,137
Line of credit fees	23,739
Interest expense	11,854
Custodian fees	10,273
Trustees’ fees*	9,752
Miscellaneous	77,856
Total expenses	1,366,076
Net investment income	1,630,923

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	643,137
Investments in affiliated issuers	(25,668)
Swap agreements	4,489,004
Futures contracts	87,196
Net realized gain	5,193,669
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,026,157
Investments in affiliated issuers	867,210
Swap agreements	2,750,216
Futures contracts	(12,887)
Net change in unrealized appreciation (depreciation)	4,630,696
Net realized and unrealized gain	9,824,365
Net increase in net assets resulting from operations	$11,455,288

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,630,923	$1,014,823
Net realized gain on investments	5,193,669	6,678,545
Net change in unrealized appreciation (depreciation) on investments	4,630,696	(7,343,718)
Net increase in net assets resulting from operations	11,455,288	349,650

Distributions to shareholders from:
Net investment income	(1,026,057)	(1,760,565)
Net realized gains	(863,754)	(11,372,419)
Total distributions to shareholders	(1,889,811)	(13,132,984)

Capital share transactions:
Proceeds from sale of shares	26,528,321	18,548,423
Distributions reinvested	1,889,811	13,132,984
Cost of shares redeemed	(19,178,723)	(33,955,541)
Net increase (decrease) from capital share transactions	9,239,409	(2,274,134)
Net increase (decrease) in net assets	18,804,886	(15,057,468)

Net assets:
Beginning of year	148,008,959	163,066,427
End of year	$166,813,845	$148,008,959
Undistributed net investment income at end of year	$1,632,442	$1,027,576

Capital share activity:
Shares sold	546,859	368,685
Shares issued from reinvestment of distributions	39,878	273,490
Shares redeemed	(420,205)	(683,884)
Net increase (decrease) in shares	166,532	(41,709)

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$45.15	$49.12	$43.45	$33.29	$28.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.31	.49	.06	.05
Net gain (loss) on investments (realized and unrealized)	3.37	(.10)	5.18	10.10	4.49
Total from investment operations	3.89	.21	5.67	10.16	4.54
Less distributions from:
Net investment income	(.33)	(.56)	—	—	—
Net realized gains	(.28)	(3.62)	—	—	—
Total distributions	(.61)	(4.18)	—	—	—
Net asset value, end of period	$48.43	$45.15	$49.12	$43.45	$33.29

Total Return[b]	8.65%	(0.08%)	13.05%	30.52%	15.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166,814	$148,009	$163,066	$157,131	$138,255
Ratios to average net assets:
Net investment income (loss)	1.14%	0.63%	1.06%	0.17%	0.14%
Total expenses[c]	0.95%	0.97%	0.98%	0.98%	0.95%
Net expenses	0.95%	0.97%	0.96%[d]	0.98%[d]	0.95%[d]
Portfolio turnover rate	57%	70%	100%	245%	150%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series N (Managed Asset Allocation Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Series for the fiscal year ended December 31, 2016.

For the fiscal year ended December 31, 2016, the Series N (Managed Asset Allocation Series) returned 8.01%, underperforming its weighted benchmark that is 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.31%. The S&P 500 Index returned 11.96% over the year and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

The investment objective of the Fund is to seek to provide growth of capital and, secondarily, preservation of capital. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of futures contracts and exchange-traded funds (ETFs) and other pooled investment vehicles that track major equity indexes and fixed income indexes (underlying funds) to obtain exposure to equity, fixed income, and money market assets. The precise allocation to equity and fixed income assets will depend on the outlook of Guggenheim Investments for each asset class. The Fund may obtain exposure to these asset classes through investments in the underlying funds, which may track indices such as the S&P 500 Index and Bloomberg Barclays U.S. Aggregate Bond Index, or through investments in futures contracts and other derivatives.

Under normal market conditions, the Fund’s investments are expected to achieve a moderate allocation of equity, fixed income and money market assets in approximately the following amounts: (1) 60% of total assets in equity securities from all capitalizations and both U.S. companies and non-U.S. companies; and (2) 40% of total assets in fixed income securities, which may include short and long -term corporate and government bonds and which may be of any quality, rated or unrated. However, the Investment Manager intends to utilize dynamic asset allocation techniques that will allow rapid shifts between asset classes to attempt to exploit current market trends, and the Fund may invest fully in any asset class at any time. Moreover, the Investment Manager may change the Fund’s asset class allocation, the underlying funds or weightings without shareholder notice. The Fund’s investments will, under normal market conditions, be rebalanced monthly toward the moderate allocation discussed above.

Market Review

The one-year period ended December 31, 2016, was full of surprises. The Fed continued in its divergence from the European Central Bank and the Bank of Japan, but did not raise rates as aggressively as it had predicted.

Equity markets started the year with a heavy sell-off, continuing the panic that came after China’s surprise move of weakening its currency in 2015. However, markets rebounded strongly and ended up for the first quarter. Despite the Brexit shock and uncertainty of the U.S. election, markets managed to rally strongly. After the surprise of Trump’s victory, investors became optimistic about the future, propelling equity markets, Treasury yields, and U.S. dollar up strongly. As the year ended, business leaders and owners became more positive on the outlook, and focused on what impact the new administration would have on the global economy.

All markets we invested rose in the past year. Among them, U.S. equity continued to outperform international counterparts and greatly outperformed bonds. Our dynamically managed tactical strategies enhanced returns, helping the Fund outperform the benchmark.

In this period, the best performing holdings were S&P 400 Index futures, Russell 2000 Index futures, and S&P 500 Index futures and ETFs, while bond futures and ETFs made smaller contributions.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	18.0%
SPDR S&P 500 ETF Trust	17.6%
Vanguard S&P 500 ETF	17.0%
iShares Core U.S. Aggregate Bond ETF	15.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.8%
Guggenheim Strategy Fund III	7.1%
iShares Core S&P Mid-Capital ETF	5.8%
iShares MSCI EAFE ETF	4.2%
Guggenheim Strategy Fund II	3.2%
Guggenheim Strategy Fund I	1.8%
Top Ten Total	97.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	8.01%	8.37%	4.90%
Blended Index**	8.31%	9.69%	6.21%
S&P 500 Index	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value

EXCHANGE-TRADED FUNDS† - 67.6%
SPDR S&P 500 ETF Trust	41,688	$9,318,519
Vanguard S&P 500 ETF	43,776	8,987,651
iShares Core U.S. Aggregate Bond ETF	74,406	8,040,312
iShares iBoxx $ Investment Grade Corporate Bond ETF	35,057	4,107,979
iShares Core S&P Mid-Capital ETF	18,424	3,046,224
iShares MSCI EAFE ETF	38,211	2,205,921
iShares Core S&P 500 ETF	2	450
Total Exchange-Traded Funds
(Cost $27,510,815)		35,707,056

MUTUAL FUNDS† - 30.2%
Guggenheim Variable Insurance Strategy Fund III[1]	380,496	9,523,812
Guggenheim Strategy Fund III[1]	151,012	3,770,765
Guggenheim Strategy Fund II1	67,648	1,687,827
Guggenheim Strategy Fund I1	38,140	953,501
Total Mutual Funds
(Cost $15,896,983)		15,935,905

SHORT-TERM INVESTMENTS† - 0.9%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[2]	471,318	471,318
Total Short-Term Investments
(Cost $471,318)		471,318

	Face Amount

U.S. TREASURY BILLS†† - 1.1%
U.S. Treasury Bill
0.46% due 01/12/17[3,4]	$600,000	599,940
Total U.S. Treasury Bills
(Cost $599,913)		599,940

Total Investments - 99.8%
(Cost $44,479,029)		$52,714,219
Other Assets & Liabilities, net - 0.2%		125,447
Total Net Assets - 100.0%		$52,839,666

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2017 British Pound Futures Contracts (Aggregate Value of Contracts $540,006)	7	$1,120

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2017 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $4,116,172)	19	(3,640)
March 2017 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $7,944,000)	64	(51,071)
(Total Aggregate Value of Contracts $12,060,172)		$(54,711)

EQUITY FUTURES CONTRACTS PURCHASED†
January 2017 Hang Seng Index Futures Contracts (Aggregate Value of Contracts $282,386)	2	$1,303
March 2017 S&P/TSX 60 IX Index Futures Contracts (Aggregate Value of Contracts $267,527)	2	301
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $782,600)	7	(6,467)
March 2017 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $497,640)	3	(8,984)
March 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $2,375,450)	35	(43,021)
March 2017 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $6,028,559)	72	(89,032)
(Total Aggregate Value of Contracts $10,234,162)		$(145,900)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2017 Japanese Yen Futures Contracts (Aggregate Value of Contracts $107,275)	1	$1,885

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Contracts	Unrealized Loss

March 2017 Euro FX Futures Contracts (Aggregate Value of Contracts $528,050)	4	$(4,011)
(Total Aggregate Value of Contracts $635,325)		$(2,126)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2017 SPI 200 Index Futures Contracts (Aggregate Value of Contracts $101,626)	1	$(2,044)
March 2017 Nikkei 225 (CME) Index Futures Contracts (Aggregate Value of Contracts $95,500)	1	(2,279)

	Contracts	Unrealized Loss

January 2017 CAC 40 10 Euro Index Futures Contracts (Aggregate Value of Contracts $153,173)	3	$(2,713)
March 2017 FTSE 100 Index Futures Contracts (Aggregate Value of Contracts $172,654)	2	(2,738)
March 2017 DAX Index Futures Contracts (Aggregate Value of Contracts $301,126)	1	(5,312)
(Total Aggregate Value of Contracts $824,079)		$(15,086)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of December 31, 2016.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[4]	Zero coupon rate security. Rate as indicated is the effective yield at the time of purchase.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Currency Futures Contracts	$—	$3,005	$—	$—	$3,005
Equity Futures Contracts	—	1,604	—	—	1,604
Exchange-Traded Funds	35,707,056	—	—	—	35,707,056
Mutual Funds	15,935,905	—	—	—	15,935,905
Short-Term Investments	471,318	—	—	—	471,318
U.S. Treasury Bills	—	—	599,940	—	599,940
Total	$52,114,279	$4,609	$599,940	$—	$52,718,828

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Currency Futures Contracts	$—	$4,011	$—	$—	$4,011
Equity Futures Contracts	—	162,590	—	—	162,590
Interest Rate Futures Contracts	—	54,711	—	—	54,711
Total	$—	$221,312	$—	$—	$221,312

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $28,582,046)	$36,778,314
Investments in affiliated issuers, at value (cost $15,896,983)	15,935,905
Total investments (cost $44,479,029)	52,714,219
Segregated cash with broker	83,658
Cash	47,049
Prepaid expenses	8,427
Receivables:
Variation margin	15,262
Fund shares sold	1,995
Dividends	91,142
Foreign taxes reclaim	3,617
Total assets	52,965,369

Liabilities:
Foreign currency due to broker	2,151
Payable for:
Securities purchased	36,622
Management fees	29,060
Fund shares redeemed	25,583
Direct shareholders expense	7,582
Professional fees	7,355
Legal fees	5,614
Fund accounting/administration fees	3,577
Transfer agent/maintenance fees	2,410
Trustees’ fees*	1,561
Miscellaneous	4,188
Total liabilities	125,703
Commitments and contingent liabilities (Note 14)	—
Net assets	$52,839,666

Net assets consist of:
Paid in capital	$42,773,854
Undistributed net investment income	765,756
Accumulated net realized gain on investments and foreign currency	1,282,133
Net unrealized appreciation on investments and foreign currency	8,017,923
Net assets	$52,839,666
Capital shares outstanding	1,838,413
Net asset value per share	$28.74

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers	$833,327
Dividends from securities of affiliated issuers	424,797
Interest	1,097
Other income	61
Total investment income	1,259,282

Expenses:
Management fees	349,150
Transfer agent/maintenance fees	25,467
Fund accounting/administration fees	63,844
Line of credit fees	8,246
Trustees’ fees*	5,134
Custodian fees	1,162
Miscellaneous	42,579
Total expenses	495,582
Net investment income	763,700

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	350,699
Investments in affiliated issuers	(14,708)
Futures contracts	1,149,767
Foreign currency	2,056
Net realized gain on investments and foreign currency	1,487,814
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,908,549
Investments in affiliated issuers	141,589
Futures contracts	(163,454)
Foreign currency	(37)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,886,647
Net realized and unrealized gain on investments and foreign currency	3,374,461
Net increase in net assets resulting from operations	$4,138,161

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$763,700	$634,705
Net realized gain on investments on investments and foreign currency	1,487,814	1,228,381
Net change in unrealized appreciation (depreciation) on investments on investments and foreign currency	1,886,647	(1,728,223)
Net increase in net assets resulting from operations	4,138,161	134,863

Distributions to shareholders from:
Net investment income	(633,385)	(538,173)
Net realized gains	(1,011,391)	—
Total distributions to shareholders	(1,644,776)	(538,173)

Capital share transactions:
Proceeds from sale of shares	5,178,125	4,288,604
Distributions reinvested	1,644,776	538,173
Cost of shares redeemed	(9,105,176)	(12,113,611)
Net decrease from capital share transactions	(2,282,275)	(7,286,834)
Net increase (decrease) in net assets	211,110	(7,690,144)

Net assets:
Beginning of year	52,628,556	60,318,700
End of year	$52,839,666	$52,628,556
Undistributed net investment income at end of year	$765,756	$633,385

Capital share activity:
Shares sold	188,808	154,613
Shares issued from reinvestment of distributions	58,222	18,997
Shares redeemed	(327,120)	(434,736)
Net decrease in shares	(80,090)	(261,126)

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$27.43	$27.67	$25.93	$22.68	$20.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.32	.23	.08	.15
Net gain (loss) on investments (realized and unrealized)	1.78	(.28)	1.51	3.17	2.51
Total from investment operations	2.18	.04	1.74	3.25	2.66
Less distributions from:
Net investment income	(.33)	(.28)	—	—	—
Net realized gains	(.54)	—	—	—	—
Total distributions	(.87)	(.28)	—	—	—
Net asset value, end of period	$28.74	$27.43	$27.67	$25.93	$22.68

Total Return[b]	8.01%	0.11%	6.71%	14.33%	13.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,840	$52,629	$60,319	$65,375	$62,181
Ratios to average net assets:
Net investment income (loss)	1.42%	1.14%	0.87%	0.32%	0.71%
Total expenses[c]	0.92%	0.94%	0.93%	1.07%	1.31%
Portfolio turnover rate	6%	3%	14%	3%	162%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series O (All Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; and Gregg Strohkorb, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2016.

For the fiscal year ended December 31, 2016, the Series O (All Cap Value Series) returned 22.71%, compared with the Russell 3000® Value Index, which returned 18.40%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the current market environment becomes more discriminating, and fundamentals once again become a more dominant factor in the market.

Performance Review

The performance differential was due mostly to stock selection, but sector allocation decisions also contributed. The largest positive impact was in the Financials and Industrials sectors. On the negative side, the largest impact was in the Consumer Discretionary sector.

Among the individual contributors were regional bank holding Zions Bancorporation and large bank holding JP Morgan & Co., as the Fund’s asset-sensitive bank holdings performed particularly well late in the period in anticipation of a hike in short term interest rates. DRAM chip leader Micron Technology was another large contributor to performance for the period. After a decline in DRAM demand a year ago, many makers left the market, but not Micron, and its shares rebounded as demand revived in 2016.

Among leading individual detractors were CVS Health and CSRA. CSRA was a spin-off from Computer Sciences Corp. and merged with SRA International to form a dedicated IT government services provider. Spending on information technology by the federal government has been slowing over the past several years. CVS, which operates drugstores and serves as a pharmacy benefit manager, said in the fourth quarter it would lose 40 million prescriptions to competitors in 2017.

Portfolio Positioning

The largest relative sector exposures for the year were underweights in Energy and Telecommunications Services, and overweights in Information Technology and Materials. Of these, the Energy underweight detracted from Fund performance for the year, while the Telecom underweight contributed to performance. The Tech and Materials overweights contributed to performance.

In Energy, the Fund focused on holdings with manageable leverage and liquidity that were believed to enable them to weather the storm in commodity prices.

The overweights were driven by our bottom-up fundamental research having identified several companies with favorable risk-return profiles.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2016

Portfolio and Market Outlook

The 2016 election results affected the market as investors began to discount the possibility of a stronger economy brought about by reduced regulation and broad based tax cuts. In addition, the market appears to be getting comfortable with the notion that any interest rate increases will be gradual and enacted with extreme caution. Therefore, the market seems unusually complacent about the risks and optimistic with the future direction of the economy.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	2.4%
Chevron Corp.	2.3%
Berkshire Hathaway, Inc. — Class B	2.0%
Exxon Mobil Corp.	1.8%
Citigroup, Inc.	1.8%
Johnson & Johnson	1.8%
Bank of America Corp.	1.6%
Cisco Systems, Inc.	1.6%
Zions Bancorporation	1.5%
Bunge Ltd.	1.4%
Top Ten Total	18.2%

“Ten Largest Holdings” excludes any temporary cash investments.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	22.71%	14.13%	6.16%
Russell 3000 Value Index	18.40%	14.81%	5.76%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.6%

Financial - 28.7%
JPMorgan Chase & Co.	36,193	$3,123,093
Berkshire Hathaway, Inc. — Class B*	15,461	2,519,834
Citigroup, Inc.	38,590	2,293,404
Bank of America Corp.	93,808	2,073,157
Zions Bancorporation	45,199	1,945,365
Wells Fargo & Co.	31,519	1,737,013
Unum Group	28,529	1,253,279
BB&T Corp.	24,850	1,168,447
American International Group, Inc.	16,721	1,092,048
KeyCorp	53,394	975,508
Alleghany Corp.*	1,560	948,667
Assured Guaranty Ltd.	24,553	927,367
E*TRADE Financial Corp.*	25,774	893,069
SunTrust Banks, Inc.	16,269	892,355
Charles Schwab Corp.	22,019	869,090
Wintrust Financial Corp.	10,710	777,225
Piedmont Office Realty Trust, Inc. — Class A	35,550	743,350
Huntington Bancshares, Inc.	49,943	660,246
Equity Residential	10,032	645,660
Trustmark Corp.	17,760	633,144
Sun Communities, Inc.	7,930	607,517
Morgan Stanley	13,288	561,418
Fulton Financial Corp.	29,088	546,854
Popular, Inc.	12,383	542,623
Radian Group, Inc.	27,464	493,803
Prosperity Bancshares, Inc.	6,280	450,778
Allstate Corp.	6,060	449,167
Hanover Insurance Group, Inc.	4,774	434,482
Alexandria Real Estate Equities, Inc.	3,623	402,624
CubeSmart	14,670	392,716
Prudential Financial, Inc.	3,683	383,253
Ally Financial, Inc.	19,585	372,507
Regions Financial Corp.	25,781	370,215
EastGroup Properties, Inc.	4,963	366,468
Cousins Properties, Inc.	37,705	320,869
Equity Commonwealth*	10,387	314,103
EPR Properties	4,154	298,133
T. Rowe Price Group, Inc.	3,926	295,471
PacWest Bancorp	4,978	271,002
Lexington Realty Trust	24,950	269,460
IBERIABANK Corp.	3,121	261,384
First Industrial Realty Trust, Inc.	9,038	253,516
DCT Industrial Trust, Inc.	4,751	227,478
National Storage Affiliates Trust	9,992	220,523
Howard Hughes Corp.*	1,927	219,871
Redwood Trust, Inc.	14,379	218,705
Camden Property Trust	2,492	209,502
Monogram Residential Trust, Inc.	19,284	208,653
CoreCivic, Inc.	6,568	160,653
Hancock Holding Co.	3,328	143,437
Banc of California, Inc.	7,526	130,576
Hartford Financial Services Group, Inc.	2,687	128,036
Umpqua Holdings Corp.	6,720	126,202
Genworth Financial, Inc. — Class A*	27,754	105,743
Parkway, Inc.*	4,713	104,864
Total Financial		37,033,927

Consumer, Non-cyclical - 16.0%
Johnson & Johnson	19,695	2,269,062
Bunge Ltd.	25,370	1,832,729
Quest Diagnostics, Inc.	18,020	1,656,038
Pfizer, Inc.	47,521	1,543,482
Merck & Company, Inc.	22,873	1,346,534
Procter & Gamble Co.	13,284	1,116,919
HCA Holdings, Inc.*	14,282	1,057,154
United Rentals, Inc.*	8,809	930,054
Medtronic plc	12,720	906,046
Zimmer Biomet Holdings, Inc.	8,320	858,624
Hormel Foods Corp.	21,001	731,045
Navigant Consulting, Inc.*	23,890	625,441
Philip Morris International, Inc.	6,162	563,761
Mondelez International, Inc. — Class A	12,662	561,306
UnitedHealth Group, Inc.	3,364	538,374
Emergent BioSolutions, Inc.*	16,131	529,742
Hershey Co.	4,559	471,537
DaVita, Inc.*	7,079	454,472
Dr Pepper Snapple Group, Inc.	4,281	388,158
Sanderson Farms, Inc.	3,964	373,567
HealthSouth Corp.	8,880	366,211
ICF International, Inc.*	6,022	332,414
Premier, Inc. — Class A*	9,350	283,866
Dean Foods Co.	12,807	278,936
Ingredion, Inc.	1,550	193,688
Molina Healthcare, Inc.*	3,257	176,725
Surgical Care Affiliates, Inc.*	3,164	146,398
Total Consumer, Non-cyclical		20,532,283

Industrial - 11.2%
WestRock Co.	29,197	1,482,332
General Electric Co.	39,991	1,263,715
Corning, Inc.	41,858	1,015,893
Republic Services, Inc. — Class A	16,303	930,086
Huntington Ingalls Industries, Inc.	4,482	825,540
Timken Co.	17,043	676,607
Jabil Circuit, Inc.	27,295	646,073
United Technologies Corp.	5,724	627,465
Owens Corning	11,018	568,088
CSX Corp.	15,312	550,160
Crane Co.	7,337	529,145
Orbital ATK, Inc.	5,157	452,424
Carlisle Companies, Inc.	4,094	451,527
Eaton Corp. plc	6,518	437,292
Honeywell International, Inc.	3,573	413,932
Snap-on, Inc.	2,221	380,391
Spirit AeroSystems Holdings, Inc. — Class A	6,222	363,053
FLIR Systems, Inc.	9,993	361,647
Harris Corp.	3,264	334,462
Summit Materials, Inc. — Class A*	13,875	330,075
Werner Enterprises, Inc.	11,820	318,549

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

Owens-Illinois, Inc.*	18,039	$314,059
General Dynamics Corp.	1,463	252,602
Kirby Corp.*	3,738	248,577
Scorpio Tankers, Inc.	50,155	227,202
ITT, Inc.	5,626	216,995
Covenant Transportation Group, Inc. — Class A*	7,179	138,842
Total Industrial		14,356,733

Energy - 10.7%
Chevron Corp.	25,300	2,977,809
Exxon Mobil Corp.	25,723	2,321,758
Kinder Morgan, Inc.	74,160	1,535,854
Marathon Oil Corp.	73,655	1,274,968
Rowan Companies plc — Class A*	51,730	977,180
Hess Corp.	12,900	803,541
Valero Energy Corp.	10,843	740,794
Whiting Petroleum Corp.*	43,557	523,555
Chesapeake Energy Corp.*	62,597	439,431
Apache Corp.	6,526	414,205
Laredo Petroleum, Inc.*	27,205	384,679
QEP Resources, Inc.*	17,476	321,733
Western Refining, Inc.	8,304	314,306
Oasis Petroleum, Inc.*	17,391	263,300
Tesoro Corp.	2,515	219,937
Schlumberger Ltd.	2,554	214,408
Total Energy		13,727,458

Technology - 8.5%
Micron Technology, Inc.*	75,101	1,646,213
Intel Corp.	42,340	1,535,672
IXYS Corp.	106,070	1,262,233
Lam Research Corp.	11,675	1,234,398
CSRA, Inc.	38,756	1,233,990
QUALCOMM, Inc.	16,349	1,065,955
Teradata Corp.*	29,946	813,633
Apple, Inc.	3,896	451,235
Maxwell Technologies, Inc.*	67,170	343,911
Cray, Inc.*	16,255	336,479
MKS Instruments, Inc.	4,648	276,091
Photronics, Inc.*	22,113	249,877
NCR Corp.*	5,847	237,154
Qorvo, Inc.*	4,164	219,568
Total Technology		10,906,409

Utilities - 7.8%
OGE Energy Corp.	45,730	1,529,668
Ameren Corp.	26,929	1,412,694
UGI Corp.	21,026	968,878
Exelon Corp.	25,408	901,730
Public Service Enterprise Group, Inc.	18,645	818,143
Edison International	9,238	665,044
FirstEnergy Corp.	20,704	641,203
Pinnacle West Capital Corp.	7,141	557,212
Black Hills Corp.	8,511	522,065
Avista Corp.	10,450	417,896
Portland General Electric Co.	9,624	417,008
Duke Energy Corp.	4,420	343,080
AES Corp.	26,885	312,404
Calpine Corp.*	21,488	245,608
ONE Gas, Inc.	3,529	225,715
Total Utilities		9,978,348

Consumer, Cyclical - 6.9%
Lear Corp.	7,314	968,154
Southwest Airlines Co.	15,990	796,942
Wal-Mart Stores, Inc.	11,320	782,438
CVS Health Corp.	9,561	754,459
Target Corp.	9,280	670,294
Goodyear Tire & Rubber Co.	20,861	643,979
UniFirst Corp.	4,165	598,302
DR Horton, Inc.	18,737	512,082
Caleres, Inc.	15,523	509,464
PACCAR, Inc.	7,199	460,016
PVH Corp.	4,819	434,867
MGM Resorts International*	14,955	431,153
Deckers Outdoor Corp.*	5,402	299,217
J.C. Penney Company, Inc.*	28,123	233,702
AutoNation, Inc.*	4,748	230,990
CalAtlantic Group, Inc.	6,304	214,399
Macy’s, Inc.	5,133	183,813
Vista Outdoor, Inc.*	1,983	73,173
Total Consumer, Cyclical		8,797,444

Communications - 4.6%
Cisco Systems, Inc.	66,576	2,011,927
Scripps Networks Interactive, Inc. — Class A	11,959	853,514
DigitalGlobe, Inc.*	25,656	735,044
Time Warner, Inc.	4,818	465,081
Walt Disney Co.	4,408	459,402
AT&T, Inc.	9,760	415,093
Verizon Communications, Inc.	7,439	397,094
Finisar Corp.*	11,271	341,173
Infinera Corp.*	26,284	223,151
Total Communications		5,901,479

Basic Materials - 3.2%
Dow Chemical Co.	24,480	1,400,746
Reliance Steel & Aluminum Co.	13,676	1,087,789
Freeport-McMoRan, Inc.*	51,453	678,665
Nucor Corp.	4,422	263,197
Olin Corp.	9,838	251,951
LyondellBasell Industries N.V. — Class A	2,274	195,064
Clearwater Paper Corp.*	1,547	101,406
Landec Corp.*	7,101	97,994
Total Basic Materials		4,076,812

Total Common Stocks
(Cost $101,073,204)		125,310,893

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

SHORT-TERM INVESTMENTS† - 2.5%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[1]	3,175,330	$3,175,330
Total Short-Term Investments
(Cost $3,175,330)		3,175,330

Total Investments - 100.1%
(Cost $104,248,534)		$128,486,223
Other Assets & Liabilities, net - (0.1)%		(119,361)
Total Net Assets - 100.0%		$128,366,862

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$125,310,893	$—	$—	$125,310,893
Short-Term Investments	3,175,330	—	—	3,175,330
Total	$128,486,223	$—	$—	$128,486,223

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $104,248,534)	$128,486,223
Prepaid expenses	12,045
Receivables:
Fund shares sold	202
Dividends	158,377
Foreign taxes reclaim	3,587
Total assets	128,660,434

Liabilities:
Payable for:
Fund shares redeemed	157,439
Management fees	80,711
Direct shareholders expense	14,997
Fund accounting/administration fees	8,735
Trustees’ fees*	6,369
Transfer agent/maintenance fees	2,263
Miscellaneous	23,058
Total liabilities	293,572
Commitments and contingent liabilities (Note 14)	—
Net assets	$128,366,862

Net assets consist of:
Paid in capital	$93,849,082
Undistributed net investment income	1,816,135
Accumulated net realized gain on investments	8,463,956
Net unrealized appreciation on investments	24,237,689
Net assets	$128,366,862
Capital shares outstanding	3,770,345
Net asset value per share	$34.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $1,892)	$2,822,294
Interest	4,693
Other income	125
Total investment income	2,827,112

Expenses:
Management fees	834,934
Transfer agent/maintenance fees	23,546
Fund accounting/administration fees	108,374
Line of credit fees	19,453
Trustees’ fees*	9,577
Custodian fees	3,700
Miscellaneous	73,307
Total expenses	1,072,891
Net investment income	1,754,221

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,664,729
Net realized gain	9,664,729
Net change in unrealized appreciation (depreciation) on:
Investments	13,190,343
Net change in unrealized appreciation (depreciation)	13,190,343
Net realized and unrealized gain	22,855,072
Net increase in net assets resulting from operations	$24,609,293

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,754,221	$1,793,008
Net realized gain on investments	9,664,729	8,219,838
Net change in unrealized appreciation (depreciation) on investments	13,190,343	(16,228,817)
Net increase (decrease) in net assets resulting from operations	24,609,293	(6,215,971)

Distributions to shareholders from:
Net investment income	(1,790,127)	(1,281,376)
Net realized gains	(4,633,656)	(16,826,249)
Total distributions to shareholders	(6,423,783)	(18,107,625)

Capital share transactions:
Proceeds from sale of shares	7,733,531	4,474,326
Distributions reinvested	6,423,783	18,107,625
Cost of shares redeemed	(24,088,801)	(25,462,084)
Net decrease from capital share transactions	(9,931,487)	(2,880,133)
Net increase (decrease) in net assets	8,254,023	(27,203,729)

Net assets:
Beginning of year	120,112,839	147,316,568
End of year	$128,366,862	$120,112,839
Undistributed net investment income at end of year	$1,816,135	$1,852,041

Capital share activity:
Shares sold	256,668	133,321
Shares issued from reinvestment of distributions	210,823	579,444
Shares redeemed	(796,265)	(781,405)
Net decrease in shares	(328,774)	(68,640)

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$29.30	$35.35	$32.85	$24.66	$21.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.43	.31	.24	.21
Net gain (loss) on investments (realized and unrealized)	6.01	(1.80)	2.19	7.95	3.10
Total from investment operations	6.46	(1.37)	2.50	8.19	3.31
Less distributions from:
Net investment income	(.48)	(.33)	(—)[b]	—	—
Net realized gains	(1.23)	(4.35)	—	—	—
Total distributions	(1.71)	(4.68)	(—)[b]	—	—
Net asset value, end of period	$34.05	$29.30	$35.35	$32.85	$24.66

Total Return[c]	22.71%	(4.70%)	7.61%	33.21%	15.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,367	$120,113	$147,317	$153,702	$130,234
Ratios to average net assets:
Net investment income (loss)	1.48%	1.33%	0.92%	0.81%	0.91%
Total expenses	0.90%	0.92%	0.89%	0.90%	0.89%
Net expenses	0.90%	0.92%[d]	0.89%[d]	0.90%	0.89%
Portfolio turnover rate	47%	39%	49%	22%	14%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas Hauser, Managing Director and Portfolio Manager; and Richard de Wet, Vice President and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Series’ performance for the fiscal year ended December 31, 2016.

For the one-year period ended December 31, 2016, the Series P (High Yield Series) returned 17.52%, compared with 17.13% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, outperforming by 0.39%.

The Fund outperformed the broader market from the beginning of the year through mid-February, but did not keep up with the vigorous market rally that followed, marked by the bottoming of oil prices and a slew of downgrades by the credit ratings agencies primarily of commodity-related issuers. The downgrade of greater than $60 billion dollars’ worth of investment grade debt into the high yield universe (“fallen angels”) significantly increased the market’s exposure to commodity-related issuers. The market was pricing in a high level of defaults at the time; but with the easing of global growth concerns, especially in China, and the beginning of a recovery in oil and metals pricing, the market rapidly snapped back with strong returns through the end of the period. For the year, top performing sectors were Metals & Mining (+45.5%) and Energy (+37.4%). In terms of quality, CCC bonds (+31.5%) outperformed BB bonds (+12.8%) and B bonds (+15.8%).

Fund performance for the year was primarily a result of a consistent credit selection process, as Guggenheim’s bottom-up, fundamental approach results in the construction of portfolios that produce solid yield while at the same being defensively positioned. The portfolio has consistently maintained a defensive stance to interest rate volatility with an underweight to duration. A sizable allocation to bank loans that are more senior in the capital structure compared to high yield bonds reduced return volatility and contributed to performance as a whole.

The Fund ended the year facing the tightest high-yield bond spreads since August 2014. At this juncture, we are positioning for a year of clipping coupons, with a small amount of potential price appreciation in B bonds and some highly selective CCC bonds. The Fund’s allocation to BB bonds remains the largest. Our research indicates that BB bonds perform the best of the high yield universe, as the Federal Reserve tightens. At the end of the period, the Fund was positioned higher in quality and was carefully managing exposure to CCC bonds.

The Fund is consistently positioned conservatively in terms of duration, with higher exposure to short-dated bonds and overweight to floating rate securities (bank loans), which decreases volatility as well as diversifies sources of return. Beginning with the February rally, bank loan exposure detracted from performance, even though bank loans performed well on a risk-adjusted basis, although not as vigorous in absolute terms. We believe the loan market currently looks relatively attractive versus high-yield bonds, as the possibility of increasing interest rates and uncertainty over future government policy loom. In addition, bank loans stand to benefit from the phenomenon of higher interest rates, as their coupons reset at a higher rate. A small exposure to investment grade corporates assisted with performance as they provided exposure to higher quality credits and benefited from spread tightening.

While the Fund’s underweight to energy worked against the Fund during the rebound in energy prices that began in February, we prudently sought opportunities to add energy credit near the end of the commodity downgrade cycle. The Fund was roughly market neutral in the space at the end of the period, having bought a number of stable credits at discounted prices. The near-term outlook for high-yield bond defaults is improving, as the upward trajectory in the 12-month trailing default rate slows, and appears to be reversing.

Fiscal stimulus packages proposed by the new administration should encourage further economic growth. That, aided by low levels of unemployment, should help improve corporate growth, particularly in sectors tied to the strength of the consumer. Sectors with the best relative value are services, media and technology sectors, along with select consumer cyclical names.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
Kennedy-Wilson, Inc.	1.6%
Vector Group Ltd.	1.4%
SPDR Bloomberg Barclays High Yield Bond ETF	1.2%
DISH DBS Corp.	1.2%
Epicor Software	1.2%
Equinix, Inc.	1.1%
FBM Finance, Inc.	1.0%
Sprint Communications, Inc.	1.0%
LBC Tank Terminals Holding Netherlands BV	1.0%
CSC Holdings LLC	1.0%
Top Ten Total	11.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series P (High Yield Series)	17.52%	7.37%	7.36%
Bloomberg Barclays U.S. Corporate High Yield Index	17.13%	7.36%	7.45%

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	0.2%
AA	0.2%
A	0.3%
BBB	8.4%
BB	36.4%
B	35.5%
CCC	9.3%
CC	0.8%
NR1	3.2%
Other Instruments	5.7%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[1]	NR securities do not necessarily indicate low credit quality.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES P (HIGH YIELD SERIES)

	Shares	Value

COMMON STOCKS† - 1.0%

Technology - 0.5%
Aspect Software Parent, Inc.*,†††,1	32,624	$488,377

Energy - 0.5%
Titan Energy LLC*,1	10,783	258,792
SandRidge Energy, Inc.*	6,468	152,321
Stallion Oilfield Holdings Ltd.*,††	19,265	12,040
Total Energy		423,153

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††	2,107	33,010
Aimia, Inc.	5	33
Total Communications		33,043

Diversified - 0.0%
Leucadia National Corp.	247	5,743

Consumer, Non-cyclical - 0.0%
Crimson Wine Group Ltd.*	24	225
MEDIQ, Inc.*,†††	92	—
Total Consumer, Non-cyclical		225

Basic Materials - 0.0%
Mirabela Nickel Ltd.*,†††,1	1,470,315	106

Consumer, Cyclical - 0.0%
Delta Air Lines, Inc.	1	49
Chorus Aviation, Inc.	3	16
Total Consumer, Cyclical		65

Financial - 0.0%
Adelphia Recovery Trust†††,*	5,270	1

Total Common Stocks
(Cost $2,522,222)		950,713

PREFERRED STOCKS† - 0.2%
Financial - 0.2%
People’s United Financial, Inc. 5.63%*,2,3	5,000	129,250

Industrial - 0.0%
U.S. Shipping Corp. due *,††,1	24,529	24,529
Total Preferred Stocks
(Cost $750,000)		153,779

WARRANTS†† - 0.0%
Comstock Resources, Inc.
$0.01, 09/06/18*	2,406	23,675
Total Warrants
(Cost $20,248)		23,675

EXCHANGE-TRADED FUNDS† - 1.2%
SPDR Bloomberg Barclays High Yield Bond ETF	32,000	1,166,400
Total Exchange-Traded Funds
(Cost $1,145,729)		1,166,400

SHORT-TERM INVESTMENTS† - 3.4%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[4]	3,293,944	3,293,944
Total Short-Term Investments
(Cost $3,293,944)		3,293,944

	Face Amount[11]

CORPORATE BONDS†† - 79.0%
Communications - 15.6%
DISH DBS Corp.
5.88% due 11/15/24	$1,100,000	1,131,900
7.75% due 07/01/26	350,000	394,625
5.88% due 07/15/22	200,000	210,500
CSC Holdings LLC
6.75% due 11/15/21	850,000	913,750
5.25% due 06/01/24	650,000	635,375
5.50% due 04/15/27[5]	150,000	151,875
T-Mobile USA, Inc.
6.25% due 04/01/21	700,000	728,000
6.50% due 01/15/26	450,000	486,563
Sprint Communications, Inc.
9.00% due 11/15/18[5]	900,000	992,249
6.00% due 11/15/22	100,000	100,750
SFR Group S.A.
6.00% due 05/15/22[5]	500,000	513,125
7.38% due 05/01/26[5]	425,000	435,625
MDC Partners, Inc.
6.50% due 05/01/24[5]	925,000	832,500
Inmarsat Finance plc
4.88% due 05/15/22[5]	625,000	607,813
Cengage Learning, Inc.
9.50% due 06/15/24[5]	675,000	599,063
Sirius XM Radio, Inc.
5.38% due 07/15/26[5]	550,000	537,625
Virgin Media Finance plc
6.38% due 04/15/23[5]	500,000	519,375
Midcontinent Communications / Midcontinent Finance Corp.
6.88% due 08/15/23[5]	450,000	479,250
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
3.36% due 09/20/21[5]	475,000	475,888
Cable One, Inc.
5.75% due 06/15/22[5]	400,000	412,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES P (HIGH YIELD SERIES)

	Face Amount[11]		Value

CCO Holdings LLC / CCO Holdings Capital Corp.
5.88% due 04/01/24		$350,000	$373,625
EIG Investors Corp.
10.88% due 02/01/24		375,000	363,750
Anixter, Inc.
5.50% due 03/01/23		300,000	311,250
Altice US Finance I Corp.
5.50% due 05/15/26[5]		300,000	306,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[5,6]		300,000	302,250
Comcast Corp.
3.20% due 07/15/36		325,000	292,329
TIBCO Software, Inc.
11.38% due 12/01/21[5]		245,000	245,000
Cogent Communications Group, Inc.
5.38% due 03/01/22[5]		200,000	206,500
Ziggo Bond Finance BV
5.88% due 01/15/25[5]		200,000	200,000
Level 3 Financing, Inc.
5.25% due 03/15/26		200,000	198,000
Ziggo Secured Finance BV
5.50% due 01/15/27[5]		200,000	194,960
Sprint Corp.
7.88% due 09/15/23		100,000	106,750
7.63% due 02/15/25		50,000	52,563
Match Group, Inc.
6.38% due 06/01/24		150,000	158,250
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25		150,000	156,750
CenturyLink, Inc.
5.63% due 04/01/25		150,000	142,500
Sirius XM Canada Holdings, Inc.
5.63% due 04/23/21[5]	CAD	150,000	111,705
Total Communications			14,880,033

Energy - 13.0%
Sabine Pass Liquefaction LLC
6.25% due 03/15/22		450,000	492,750
5.63% due 04/15/23		300,000	318,750
5.88% due 06/30/26		250,000	269,375
5.00% due 03/15/27		150,000	151,313
CONSOL Energy, Inc.
8.00% due 04/01/23		450,000	461,813
5.88% due 04/15/22		450,000	441,000
Comstock Resources, Inc.
10.00% due 03/15/20		875,000	896,874
Gibson Energy, Inc.
6.75% due 07/15/21[5]		789,000	818,587
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21		625,000	428,092
8.00% due 12/01/20		505,000	374,963
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23		750,000	765,000
Antero Resources Corp.
5.63% due 06/01/23		350,000	358,313
5.13% due 12/01/22		256,000	258,560
5.38% due 11/01/21		100,000	102,250
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[7]		750,000	532,499
8.63% due 10/15/20[7]		250,000	176,250
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20		450,000	414,842
6.38% due 06/15/23		350,000	276,500
Unit Corp.
6.63% due 05/15/21		700,000	678,999
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21		650,000	645,125
Keane Group Holdings LLC
12.00% due 08/08/19†††,1		617,500	566,556
Halcon Resources Corp.
8.63% due 02/01/20[5,6]		525,000	546,000
TerraForm Power Operating LLC
6.38% due 02/01/23[5,8]		400,000	405,000
6.13% due 06/15/25[5,6,8]		125,000	129,375
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25		400,000	408,124
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.50% due 08/15/22		200,000	195,000
7.50% due 07/01/21		150,000	157,500
Alta Mesa Holdings Limited Partnership / Alta Mesa Finance Services Corp.
7.88% due 12/15/24		300,000	310,500
FTS International, Inc.
8.46% due 06/15/20[2,5]		250,000	250,000
QEP Resources, Inc.
6.88% due 03/01/21		200,000	212,500
SandRidge Energy, Inc.
due 10/04/20[9]		152,484	189,938
Whiting Petroleum Corp.
5.75% due 03/15/21[6]		175,000	174,272
Approach Resources, Inc.
7.00% due 06/15/21		55,000	49,500
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[7,10]		173,733	20,848
SandRidge Energy, Inc. Escrow Notes
8.75% due 06/01/18†††,1,7		675,000	68
SemGroup, LP
8.75% due 11/15/15†††,1,7		1,700,000	2
Total Energy			12,477,038

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES P (HIGH YIELD SERIES)

	Face Amount[11]		Value

Financial - 11.9%
Kennedy-Wilson, Inc.
5.88% due 04/01/24		$1,520,000	$1,548,500
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]		755,000	754,999
7.50% due 04/15/21[5]		400,000	396,000
FBM Finance, Inc.
8.25% due 08/15/21[5]		950,000	1,002,250
American Equity Investment Life Holding Co.
6.63% due 07/15/21		750,000	781,875
GEO Group, Inc.
5.88% due 01/15/22		450,000	455,625
6.00% due 04/15/26		250,000	245,625
Lincoln Finance Ltd.
6.88% due 04/15/21	EUR	600,000	688,443
Citigroup, Inc.
6.30%[2,3]		650,000	644,475
NFP Corp.
9.00% due 07/15/21[5]		600,000	633,000
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20		450,000	459,563
Wilton Re Finance LLC
5.88% due 03/30/33[2,5]		400,000	407,500
NewStar Financial, Inc.
7.25% due 05/01/20		400,000	398,000
EPR Properties
5.75% due 08/15/22		300,000	322,990
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/20[5]		300,000	286,500
Compass Bank
3.88% due 04/10/25		300,000	285,492
Greystar Real Estate Partners LLC
8.25% due 12/01/22[5]		250,000	270,625
Hospitality Properties Trust
4.50% due 03/15/25		250,000	243,687
Capital One Financial Corp.
3.75% due 07/28/26		250,000	242,349
PNC Financial Services Group, Inc.
5.00%[2,3]		250,000	241,250
Goldman Sachs Group, Inc.
5.30%[2,3]		250,000	239,688
CyrusOne, LP / CyrusOne Finance Corp.
6.38% due 11/15/22		200,000	210,500
M&T Bank Corp.
5.13%[2,3]		200,000	193,500
Cabot Financial Luxembourg S.A.
7.50% due 10/01/23	GBP	150,000	184,979
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[5]		180,000	179,100
HUB International Ltd.
9.25% due 02/15/21[5]		100,000	103,500
Total Financial			11,420,015

Consumer, Non-cyclical - 8.2%
Vector Group Ltd.
7.75% due 02/15/21		1,250,000	1,303,124
Bumble Bee Holdco SCA
9.63% due 03/15/18[5]		784,000	762,440
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[5]		700,000	722,750
Kinetic Concepts Incorporated / KCI USA Inc
7.88% due 02/15/21[5]		575,000	623,875
Tenet Healthcare Corp.
7.50% due 01/01/22		525,000	547,312
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[5]		550,000	543,125
WEX, Inc.
4.75% due 02/01/23[5]		550,000	536,938
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[5]		450,000	447,750
Halyard Health, Inc.
6.25% due 10/15/22		375,000	386,250
Central Garden & Pet Co.
6.13% due 11/15/23		350,000	369,250
ServiceMaster Co. LLC
5.13% due 11/15/24[5]		350,000	355,250
Acadia Healthcare Company, Inc.
6.50% due 03/01/24		200,000	204,500
5.63% due 02/15/23		125,000	125,000
ADT Corp.
6.25% due 10/15/21		200,000	217,000
3.50% due 07/15/22		115,000	109,538
HCA, Inc.
4.50% due 02/15/27		250,000	245,625
AMN Healthcare, Inc.
5.13% due 10/01/24[5]		175,000	174,563
Post Holdings, Inc.
5.00% due 08/15/26[5]		150,000	143,625
Opal Acquisition, Inc.
8.88% due 12/15/21[5]		45,000	38,475
Total Consumer, Non-cyclical			7,856,390

Technology - 7.7%
First Data Corp.
5.75% due 01/15/24[5]		850,000	877,098
5.00% due 01/15/24[5]		700,000	703,724
Open Text Corp.
5.88% due 06/01/26[5]		650,000	685,750
5.63% due 01/15/23[5]		550,000	574,750
NCR Corp.
6.38% due 12/15/23		600,000	645,000
5.88% due 12/15/21		500,000	523,750
Epicor Software
9.25% due 06/21/23†††		1,150,000	1,123,550
Micron Technology, Inc.
5.25% due 08/01/23		525,000	526,968
7.50% due 09/15/23[5]		435,000	481,763

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES P (HIGH YIELD SERIES)

	Face Amount[11]		Value

Infor US, Inc.
6.50% due 05/15/22		$600,000	$625,500
5.75% due 08/15/20[5]		250,000	261,875
Microsoft Corp.
4.20% due 11/03/35		200,000	210,461
Oracle Corp.
3.85% due 07/15/36		150,000	146,388
Total Technology			7,386,577

Consumer, Cyclical - 7.5%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23		750,000	736,874
6.75% due 01/15/22		650,000	641,875
6.50% due 05/01/21		150,000	149,250
WMG Acquisition Corp.
6.75% due 04/15/22[5]		815,000	857,788
4.88% due 11/01/24[5]		200,000	199,000
5.00% due 08/01/23[5]		150,000	150,750
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[5]		650,000	644,800
L Brands, Inc.
6.75% due 07/01/36		300,000	303,750
7.60% due 07/15/37		125,000	127,813
6.88% due 11/01/35		100,000	102,000
Nathan’s Famous, Inc.
10.00% due 03/15/20[5]		400,000	435,000
Carmike Cinemas, Inc.
6.00% due 06/15/23[5]		350,000	369,250
NPC International Inc. / NPC Operating Company A Inc / NPC Operating Company B Inc
10.50% due 01/15/20		350,000	360,938
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.50% due 06/01/24		350,000	354,375
Wyndham Worldwide Corp.
5.10% due 10/01/25		300,000	316,125
Interval Acquisition Corp.
5.63% due 04/15/23		300,000	306,000
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[5]		300,000	297,000
TVL Finance PLC
8.50% due 05/15/23	GBP	200,000	262,483
Group 1 Automotive, Inc.
5.25% due 12/15/23[5]		200,000	198,000
Carrols Restaurant Group, Inc.
8.00% due 05/01/22		150,000	161,625
AMC Entertainment Holdings, Inc.
5.88% due 11/15/26		100,000	102,250
Scotts Miracle-Gro Co.
5.25% due 12/15/26		60,000	60,000
Total Consumer, Cyclical			7,136,946

Industrial - 6.9%
Novelis Corp.
5.88% due 09/30/26[5]		700,000	707,000
6.25% due 08/15/24[5]		600,000	636,000
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[5]		775,000	815,688
Grinding Media Incorporated / MC Grinding Media Canada Inc
7.38% due 12/15/23[5]		700,000	735,419
Amsted Industries, Inc.
5.38% due 09/15/24[5]		650,000	638,625
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22		500,000	552,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[5]		450,000	474,188
Standard Industries, Inc.
5.50% due 02/15/23[5]		423,000	437,847
Actuant Corp.
5.63% due 06/15/22		300,000	307,500
Crown Americas LLC / Crown Americas Capital Corporation V
4.25% due 09/30/26		250,000	235,625
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.38% due 07/15/21[2,5]		200,000	204,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13% due 07/15/23[5]		200,000	204,250
Moto Finance plc
6.38% due 09/01/20	GBP	150,000	192,241
Infor US, Inc.
5.75% due 05/15/22	EUR	150,000	162,464
LMI Aerospace, Inc.
7.38% due 07/15/19		125,000	124,688
Coveris Holdings S.A.
7.88% due 11/01/19[5]		125,000	124,063
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
6.88% due 02/15/21		64,814	66,693
Total Industrial			6,619,291

Basic Materials - 3.9%
Alcoa Nederland Holding BV
7.00% due 09/30/26[5]		800,000	876,000
6.75% due 09/30/24[5]		300,000	325,500
Eldorado Gold Corp.
6.13% due 12/15/20[5]		900,000	913,500
Constellium N.V.
7.88% due 04/01/21[5]		350,000	376,250
GCP Applied Technologies, Inc.
9.50% due 02/01/23[5]		300,000	344,250
Yamana Gold, Inc.
4.95% due 07/15/24		300,000	294,000

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES P (HIGH YIELD SERIES)

	Face Amount[11]		Value

PQ Corp.
6.75% due 11/15/22[5]		$200,000	$214,000
Kaiser Aluminum Corp.
5.88% due 05/15/24		150,000	155,250
Cascades, Inc.
5.75% due 07/15/23[5]		150,000	152,250
Mirabela Nickel Ltd.
2.38% due 06/24/19†††,1,7		390,085	71,943
1.00% due 09/10/44†††,1,12		7,799	—
Total Basic Materials			3,722,943

Utilities - 3.5%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5]		950,000	971,375
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.63% due 05/20/24		500,000	511,250
5.50% due 05/20/25		350,000	353,500
Terraform Global Operating LLC
9.75% due 08/15/22[5,6]		800,000	854,000
AES Corp.
6.00% due 05/15/26		550,000	558,250
3.93% due 06/01/19[2]		66,000	66,000
Total Utilities			3,314,375

Diversified - 0.8%
HRG Group, Inc.
7.88% due 07/15/19		748,000	779,790
Total Corporate Bonds
(Cost $75,293,240)			75,593,398

SENIOR FLOATING RATE INTERESTS††,2 - 19.0%
Technology - 5.9%
Equinix, Inc.
3.25% due 12/07/23	EUR	1,000,000	1,058,657
Greenway Medical Technologies
9.25% due 11/04/21[1]		500,000	485,000
6.00% due 11/04/20[1]		291,653	288,736
Sparta Holding Corp.
6.50% due 07/28/20†††,1		668,540	664,556
Oberthur Technologies of America Corp.
3.75% due 12/14/23		550,000	554,538
Masergy Holdings, Inc.
5.50% due 12/15/23		475,000	477,575
GTT Communications, Inc.
5.00% due 12/13/23		400,000	405,500
EIG Investors Corp.
6.00% due 02/09/23		344,724	341,707
Verisure Cayman 2
3.75% due 10/21/22	EUR	250,000	265,104
Landslide Holdings, Inc.
5.50% due 09/27/22		254,439	257,302
Kronos, Inc.
5.00% due 11/01/23		250,000	252,930
TIBCO Software, Inc.
6.50% due 12/04/20		197,985	198,605
Advanced Computer Software
10.50% due 01/31/23[1]		200,000	179,750
Coherent Holding GmbH
4.25% due 11/07/23	EUR	149,625	159,501
Aspect Software, Inc.
11.28% due 05/25/20		14,743	14,682
Total Technology			5,604,143

Industrial - 2.9%
Zodiac Pool Solutions LLC
5.50% due 12/20/23		500,000	502,814
Hardware Holdings LLC
6.75% due 03/30/20†††,1		307,125	300,983
CareCore National LLC
5.50% due 03/05/21		298,445	293,222
Quikrete Holdings, Inc.
4.00% due 11/15/23		250,000	252,293
Atkore International, Inc.
4.00% due 12/22/23		250,000	251,875
Advanced Integration Technology LP
6.50% due 07/22/21		249,375	249,375
ProAmpac PG Borrower LLC
5.00% due 11/20/23		200,000	202,126
Flex Acquisition Company, Inc.
4.25% due 12/29/23		200,000	201,666
Mast Global
7.75% due 09/12/19†††,1		175,471	174,673
Sirva Worldwide, Inc.
7.50% due 11/22/22[1]		159,085	155,506
USIC Holding, Inc.
4.75% due 12/08/23		150,000	150,875
NANA Development Corp.
8.00% due 03/15/18[1]		37,500	36,000
Total Industrial			2,771,408

Consumer, Non-cyclical - 2.8%
Halyard Health
3.50% due 11/01/21		675,000	676,971
IHC Holding Corp.
7.00% due 04/30/21†††,1		541,750	535,882
NES Global Talent
6.50% due 10/03/19[1]		565,176	508,659
Reddy Ice Holdings, Inc.
10.75% due 10/01/19[1]		530,000	455,800
CTI Foods Holding Co. LLC
8.25% due 06/28/21		300,000	270,000
Give and Go Prepared Foods Corp.
6.50% due 07/29/23		249,375	249,375
Total Consumer, Non-cyclical			2,696,687

Communications - 2.2%
Virgin Media Bristol LLC
2.75% due 01/31/25		600,000	602,327
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23		498,747	484,488
Anaren, Inc.
9.25% due 08/18/21[1]		500,000	483,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES P (HIGH YIELD SERIES)

	Face Amount[11]	Value

SFR Group SA
4.04% due 01/14/25	$300,000	$302,325
Radiate HoldCo LLC
3.75% due 12/12/23	250,000	251,528
Total Communications		2,124,418

Consumer, Cyclical - 2.1%
Mavis Tire
6.25% due 11/02/20†††,1	492,500	487,185
Sears Holdings Corp.
5.50% due 06/30/18	491,456	470,569
Belk, Inc.
5.75% due 12/12/22	426,625	366,543
Navistar, Inc.
6.50% due 08/07/20	247,500	250,346
Amaya Holding B.V.
5.00% due 08/01/21	200,000	200,612
Fitness International LLC
6.00% due 07/01/20	199,500	199,626
Advantage Sales & Marketing LLC
4.25% due 07/25/19†††,1	67,500	63,031
Total Consumer, Cyclical		2,037,912

Financial - 1.9%
National Financial Partners Corp.
4.50% due 12/09/23	500,000	503,749
Outerwall, Inc.
5.25% due 09/27/23	399,000	404,610
York Risk Services
4.75% due 10/01/21[1]	372,381	350,969
Safe-Guard
6.25% due 08/19/21	268,792	258,040
Acrisure LLC
5.75% due 11/22/23	253,571	256,346
Total Financial		1,773,714

Utilities - 1.0%
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22	386,590	371,127
Viva Alamo LLC
5.47% due 02/22/21	349,104	329,903
Exgen Texas Power LLC
5.75% due 09/18/21	398,979	301,979
Total Utilities		1,003,009

Basic Materials - 0.2%
ASP Chromaflo Dutch I B.V.
5.00% due 11/20/23	113,056	113,833
ASP Chromaflo Intermediate Holdings, Inc.
5.00% due 11/20/23	86,944	87,543
Total Basic Materials		201,376
Total Senior Floating Rate Interests
(Cost $18,294,432)		18,212,667

SENIOR FIXED RATE INTERESTS†† - 0.8%
Financial - 0.8%
Magic Newco, LLC
12.00% due 06/12/19	700,000	742,294
Total Senior Fixed Rate Interests
(Cost $741,080)		742,294

ASSET-BACKED SECURITIES†† - 0.1%
Collateralized Debt Obligations - 0.1%
SRERS Funding Ltd.
2011-RS, 0.90% due 05/09/46[2,5]	110,592	108,959
Total Asset-Backed Securities
(Cost $109,526)		108,959

Total Investments - 104.7%
(Cost $102,170,421)		$100,245,829
Other Assets & Liabilities, net - (4.7)%		(4,485,738)
Total Net Assets - 100.0%		$95,760,091

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at December 31, 2016	Net Unrealized Appreciation/ Depreciation
J.P Morgan	(521,000)	GBP	01/12/17	$655,905	$642,199	$13,706
Bank of America	(2,260,000)	EUR	01/12/17	2,385,973	2,379,914	6,059
Morgan Stanley	255,000	EUR	01/12/17	(266,044)	(268,530)	2,486
J.P Morgan	(151,000)	CAD	01/12/17	114,586	112,471	2,115
Morgan Stanley	204,000	EUR	01/12/17	(217,576)	(214,824)	(2,752)
Morgan Stanley	409,000	EUR	01/12/17	(435,233)	(430,701)	(4,532)
						$17,082

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES P (HIGH YIELD SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2016.
[3]	Perpetual maturity.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
[5]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $39,696,209 (cost $38,857,468), or 41.5% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[6]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 12.
[7]	Security is in default of interest and/or principal obligations.
[8]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[9]	Zero coupon rate security.
[10]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 44A or Section 4(a)(2) securities is $20,848 (cost $111,437), or 0.0% of total net assets — See Note 13.

[11]	The face amount is denominated in U.S. dollars unless otherwise noted.
[12]	Security is a pay in-kind bond.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Asset-Backed Securities	$—	$108,959	$—	$—	$108,959
Common Stocks	417,179	45,050	—	488,484	950,713
Corporate Bonds	—	73,831,279	—	1,762,119	75,593,398
Forward Foreign Currency Exchange Contracts	—	—	24,366	—	24,366
Exchange-Traded Funds	1,166,400	—	—	—	1,166,400
Preferred Stocks	129,250	24,529	—	—	153,779
Senior Fixed Rate Interests	—	742,294	—	—	742,294
Senior Floating Rate Interests	—	15,986,357	—	2,226,310	18,212,667
Short-Term Investments	3,293,944	—	—	—	3,293,944
Warrants	—	23,675	—	—	23,675
Total	$5,006,773	$90,762,143	$24,366	$4,476,913	$100,270,195

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$7,284	$—	$7,284

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES P (HIGH YIELD SERIES)

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Level 3	Valuation Technique	Unobservable Inputs	Input Values
Common Stocks	$488,377	Enterprise Value	Valuation Multiple	7.5	x
Common Stocks	106	Model Price	Liquidation value	—
Corporate Bonds	1,123,550	Model Price	Market Comparable Yields	8.6%
Corporate Bonds	566,558	Model Price	Market Comparable Yields	12.7%
Corporate Bonds	71,943	Model Price	Liquidation value	—
Senior Floating Rate Interests	1,389,445	Model Price	Purchase Price	—
Senior Floating Rate Interests	535,882	Model Price	Market Comparable Yields	5.5%
Senior Floating Rate Interests	300,983	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Total	$4,476,844

Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

As of December 31, 2016, Series P (High Yield Series) had securities with a total value of $336,105 transfer into Level 3 from Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2016:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Common Stocks	Corporate Bonds	Senior Floating Rate Interests	Total
Series P (High Yield Series)
Assets:
Beginning Balance	$108	$2,105,082	$4,071,122	$6,176,312
Purchases	670,665	(1,969)	812,195	1,480,891
Sales, maturities and paydowns	—	(358,250)	(3,060,228)	(3,418,478)
Corporate actions	233,566	2	—	233,568
Earned amortization/accretion	—	19,046	33,589	52,635
Total realized gains or losses included in earnings	—	(231,429)	(398,780)	(630,209)
Total change in unrealized gains or losses included in earnings	(415,855)	229,637	432,307	246,089
Transfers into Level 3	—	—	336,105	336,105
Transfers out of Level 3	—	—	—	—
Ending Balance	$488,484	$1,762,119	$2,226,310	$4,476,913
Net Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016	$(415,856)	$51,182	$5,568	$(359,106)

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $102,170,421)	$100,245,829
Foreign currency, at value (cost $174,190)	175,711
Cash	91,666
Unrealized appreciation on forward foreign currency exchange contracts	24,366
Prepaid expenses	3,756
Receivables:
Securities sold	260,058
Fund shares sold	341,293
Dividends	5,807
Foreign taxes reclaim	771
Interest	1,367,305
Total assets	102,516,562

Liabilities:
Reverse Repurchase Agreements (Note 12)	1,319,031
Unfunded loan commitments, at value (Note 9) (proceeds $662,789)	361,721
Unrealized depreciation on forward foreign currency exchange contracts	7,284
Payable for:
Securities purchased	4,780,996
Fund shares redeemed	157,647
Management fees	46,619
Distribution and service fees	19,206
Fund accounting/administration fees	6,146
Trustees’ fees*	2,989
Transfer agent/maintenance fees	1,924
Miscellaneous	52,908
Total liabilities	6,756,471
Commitments and contingent liabilities (Note 14)	—
Net assets	$95,760,091

Net assets consist of:
Paid in capital	$95,692,981
Undistributed net investment income	4,910,162
Accumulated net realized loss on investments and foreign currency	(3,229,456)
Net unrealized depreciation on investments and foreign currency	(1,613,596)
Net assets	$95,760,091
Capital shares outstanding	3,106,979
Net asset value per share	$30.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Interest	$5,530,789
Dividends	72,810
Total investment income	5,603,599

Expenses:
Management fees	443,039
Transfer agent/maintenance fees	24,198
Distribution and service fees	184,600
Fund accounting/administration fees	67,176
Interest expense	30,781
Line of credit fees	14,160
Custodian fees	10,570
Trustees’ fees*	8,854
Miscellaneous	83,449
Total expenses	866,827
Less:
Expenses waived by Adviser	(30,120)
Net expenses	836,707
Net investment income	4,766,892

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,503,599)
Foreign currency	26,042
Forward currency exchange contracts	193,582
Net realized loss on investments and foreign currency	(3,283,975)
Net change in unrealized appreciation (depreciation) on:
Investments	10,588,663
Foreign currency	(6,900)
Forward foreign currency exchange contracts	(9,533)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,572,230
Net realized and unrealized gain on investments and foreign currency	7,288,255
Net increase in net assets resulting from operations	$12,055,147

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,766,892	$5,614,236
Net realized gain (loss) on investments and foreign currency	(3,283,975)	344,710
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,572,230	(8,369,682)
Net increase (decrease) in net assets resulting from operations	12,055,147	(2,410,736)

Distributions to shareholders from:
Net investment income	(6,102,500)	(8,057,853)
Net realized gains	—	(1,595,016)
Total distributions to shareholders	(6,102,500)	(9,652,869)

Capital share transactions:
Proceeds from sale of shares	71,984,095	55,427,241
Distributions reinvested	6,102,500	9,652,869
Cost of shares redeemed	(55,187,261)	(65,300,291)
Net increase (decrease) from capital share transactions	22,899,334	(220,181)
Net increase (decrease) in net assets	28,851,981	(12,283,786)

Net assets:
Beginning of year	66,908,110	79,191,896
End of year	$95,760,091	$66,908,110
Undistributed net investment income at end of year	$4,910,162	$6,597,990

Capital share activity:
Shares sold	2,424,811	1,702,233
Shares issued from reinvestment of distributions	211,525	311,785
Shares redeemed	(1,866,157)	(2,015,583)
Net increase (decrease) in shares	770,179	(1,565)

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$28.63	$33.87	$33.02	$30.75	$26.77
Income (loss) from investment operations:
Net investment income (loss)[a]	1.91	2.17	2.23	2.20	2.01
Net gain (loss) on investments (realized and unrealized)	2.93	(3.23)	(1.38)	.07	1.97
Total from investment operations	4.84	(1.06)	.85	2.27	3.98
Less distributions from:
Net investment income	(2.65)	(3.49)	—	—	—
Net realized gains	—	(.69)	—	—	—
Total distributions	(2.65)	(4.18)	—	—	—
Net asset value, end of period	$30.82	$28.63	$33.87	$33.02	$30.75

Total Return[b]	17.52%	(3.95%)	2.51%	7.38%	14.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,760	$66,908	$79,192	$123,983	$138,253
Ratios to average net assets:
Net investment income (loss)	6.46%	6.69%	6.50%	6.86%	6.95%
Total expenses[c]	1.17%	1.19%	1.09%	1.07%	0.95%
Net expenses[d]	1.13%[e]	1.15%[e]	1.08%[e]	1.07%	0.95%
Portfolio turnover rate	84%	101%	90%	100%	95%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

12/31/16	12/31/15	12/31/14
1.07%	1.07%	0.97%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series Q (Small Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities and Portfolio Manager; and Gregg Strohkorb, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2016.

For the fiscal year ended December 31, 2016, the Series Q (Small Cap Value Series) returned 26.60%, compared with the Russell 2000® Value Index, which returned 31.74%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the current market environment becomes more discriminating, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection, although sector allocation was also a detractor. The largest negative impact was in Information Technology, followed by Health Care. On the positive side, the leading contributor to return was Industrials, which was the best-returning sector in the Fund, and the Financials sector.

Among the top individual contributors were Industrials name DigitalGlobe, Inc., which benefitted from stronger-than-expected commercial as well as government business, and Zions Bancorporation. The Fund’s asset-sensitive bank holdings performed particularly well late in the period in anticipation of a hike in short term interest rates. Another strong contributor was Finisar Corporation, a provider of optical subsystems and components that advanced on strong sales among telecom clients.

Among the leading individual detractors were Tech name Maxwell Technologies, Inc., which experienced erratic order patterns out of China earlier in 2016, and Health Care holding Emergent BioSolutions, a provider of anthrax vaccines that lost ground last summer when the company was negotiating its government biodefense contracts.

Portfolio Positioning

The largest relative sector exposures for the year were underweights in Financials and Real Estate and an overweight in Health Care. The underweights in Financials and Real Estate contributed to performance for the period, with Real Estate being helped by the Fund’s lack of exposure to retail/mall-based REITs. The Health Care overweight, however, detracted from performance.

The Fund trimmed underweights in both Financials and Real Estate as the period progressed. The Real Estate Investment Trust industry was extracted from Financials to form a separate sector in September 2016.

The Health Care sector was the lowest-returning of the Fund for the period. Results were driven by fears of price controls, brought about by election year politics, severely pressuring biotechnology, device, and products stocks.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2016

Portfolio and Market Outlook

The 2016 election results affected market as investors began to discount the possibility of a stronger economy brought about by reduced regulation and broad based tax cuts. In addition, the market appears to be getting comfortable with the notion that any interest rate increases will be gradual and enacted with extreme caution. Therefore, the market seems unusually complacent about the risks and optimistic with the future direction of the economy.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Trustmark Corp.	1.9%
Cathay General Bancorp	1.7%
Navigators Group, Inc.	1.6%
Wintrust Financial Corp.	1.6%
Spire, Inc.	1.6%
Portland General Electric Co.	1.6%
DigitalGlobe, Inc.	1.5%
Fulton Financial Corp.	1.5%
Berkshire Hills Bancorp, Inc.	1.5%
Avista Corp.	1.4%
Top Ten Total	15.9%

“Ten Largest Holdings” excludes any temporary cash investments.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	26.60%	13.77%	8.87%
Russell 2000 Value Index	31.74%	15.07%	6.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 99.1%

Financial - 39.4%
Trustmark Corp.	57,015	$2,032,584
Cathay General Bancorp	46,690	1,775,621
Navigators Group, Inc.	14,660	1,726,215
Wintrust Financial Corp.	23,644	1,715,844
Fulton Financial Corp.	83,819	1,575,797
Berkshire Hills Bancorp, Inc.	41,854	1,542,320
1st Source Corp.	33,231	1,484,096
Hanmi Financial Corp.	39,023	1,361,903
First Citizens BancShares, Inc. — Class A	3,671	1,303,205
Prosperity Bancshares, Inc.	17,458	1,253,135
Horace Mann Educators Corp.	27,610	1,181,708
Argo Group International Holdings Ltd.	17,845	1,175,986
Equity Commonwealth*	37,882	1,145,552
Farmer Mac — Class C	19,950	1,142,537
Umpqua Holdings Corp.	60,085	1,128,396
Investors Bancorp, Inc.	75,872	1,058,414
Hanover Insurance Group, Inc.	11,243	1,023,225
Radian Group, Inc.	56,743	1,020,239
Old National Bancorp	55,117	1,000,374
TriCo Bancshares	26,062	890,799
Valley National Bancorp	76,261	887,678
FNB Corp.	54,901	880,063
EastGroup Properties, Inc.	11,645	859,867
Hersha Hospitality Trust	37,741	811,432
CubeSmart	28,984	775,902
EPR Properties	9,656	693,012
First Merchants Corp.	17,551	660,795
Hancock Holding Co.	14,415	621,287
Cousins Properties, Inc.	70,595	600,763
Lexington Realty Trust	54,490	588,492
MB Financial, Inc.	12,239	578,048
IBERIABANK Corp.	6,884	576,535
Flagstar Bancorp, Inc.*	21,385	576,112
Capital Bank Financial Corp. — Class A	14,595	572,854
First Industrial Realty Trust, Inc.	20,067	562,879
Hilltop Holdings, Inc.	17,999	536,370
DCT Industrial Trust, Inc.	10,831	518,588
iStar, Inc.*	41,331	511,264
Genworth Financial, Inc. — Class A*	133,112	507,157
Monogram Residential Trust, Inc.	43,962	475,669
Washington Federal, Inc.	11,976	411,376
Stifel Financial Corp.*	7,447	371,978
CoreCivic, Inc.	15,151	370,593
Forestar Group, Inc.*	24,027	319,559
Sterling Bancorp	13,443	314,566
MBIA, Inc.*	26,761	286,343
Janus Capital Group, Inc.	16,208	215,080
Parkway, Inc.*	8,824	196,334
Hope Bancorp, Inc.	2,326	50,916
Total Financial		41,869,462

Industrial - 11.4%
Sanmina Corp.*	39,658	1,453,466
Benchmark Electronics, Inc.*	46,659	1,423,100
Argan, Inc.	9,946	701,690
Werner Enterprises, Inc.	25,376	683,883
GATX Corp.	10,516	647,575
FLIR Systems, Inc.	15,866	574,191
Methode Electronics, Inc.	13,738	568,066
Marten Transport Ltd.	23,746	553,282
Esterline Technologies Corp.*	6,185	551,702
Summit Materials, Inc. — Class A*	23,037	548,054
Crane Co.	7,542	543,929
Kirby Corp.*	8,069	536,588
TriMas Corp.*	22,746	534,531
Ryder System, Inc.	7,145	531,874
Scorpio Tankers, Inc.	113,782	515,432
Oshkosh Corp.	7,369	476,111
ITT, Inc.	12,287	473,910
AEP Industries, Inc.	3,630	421,443
Trinseo S.A.	4,381	259,793
Rand Logistics, Inc.*	119,809	99,418
Total Industrial		12,098,038

Consumer, Non-cyclical - 11.2%
Dean Foods Co.	63,212	1,376,758
Navigant Consulting, Inc.*	52,245	1,367,775
Molina Healthcare, Inc.*	19,367	1,050,853
Sanderson Farms, Inc.	10,963	1,033,153
Emergent BioSolutions, Inc.*	31,062	1,020,076
Premier, Inc. — Class A*	26,870	815,773
Surgical Care Affiliates, Inc.*	14,391	665,871
Carriage Services, Inc. — Class A	21,530	616,619
HealthSouth Corp.	14,520	598,805
AMN Healthcare Services, Inc.*	15,291	587,939
Fresh Del Monte Produce, Inc.	9,197	557,614
FTI Consulting, Inc.*	12,341	556,332
Air Methods Corp.*	15,715	500,523
Universal Corp.	5,760	367,200
United Rentals, Inc.*	2,988	315,473
Darling Ingredients, Inc.*	15,418	199,046
Trevena, Inc.*	27,736	163,088
Community Health Systems, Inc.*	13,830	77,310
Total Consumer, Non-cyclical		11,870,208

Consumer, Cyclical - 10.2%
Century Communities, Inc.*	69,931	1,468,552
UniFirst Corp.	8,149	1,170,604
International Speedway Corp. — Class A	30,021	1,104,773
Wabash National Corp.	65,187	1,031,258
Essendant, Inc.	34,150	713,735
Hawaiian Holdings, Inc.*	10,354	590,178
Unifi, Inc.*	16,961	553,437
Asbury Automotive Group, Inc.*	8,724	538,271
Tenneco, Inc.*	8,475	529,433
Cooper Tire & Rubber Co.	13,519	525,213
Meritage Homes Corp.*	14,802	515,110
La-Z-Boy, Inc.	14,764	458,422
Tuesday Morning Corp.*	71,560	386,424
Caleres, Inc.	10,184	334,239
Genesco, Inc.*	4,519	280,630

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

DSW, Inc. — Class A	9,988	$226,228
Deckers Outdoor Corp.*	3,837	212,531
Vista Outdoor, Inc.*	4,587	169,260
Total Consumer, Cyclical		10,808,298

Utilities - 7.6%
Spire, Inc.	25,822	1,666,811
Portland General Electric Co.	38,360	1,662,139
Avista Corp.	38,357	1,533,896
Black Hills Corp.	19,137	1,173,864
ONE Gas, Inc.	10,744	687,186
Calpine Corp.*	49,761	568,768
ALLETE, Inc.	6,984	448,303
Southwest Gas Holdings, Inc.	5,057	387,467
Total Utilities		8,128,434

Technology - 6.2%
ManTech International Corp. — Class A	23,067	974,581
Brooks Automation, Inc.	56,730	968,381
IXYS Corp.	74,091	881,683
Photronics, Inc.*	69,609	786,582
MKS Instruments, Inc.	11,877	705,494
Axcelis Technologies, Inc.*	47,737	694,573
Cray, Inc.*	26,117	540,622
Maxwell Technologies, Inc.*	97,468	499,036
InnerWorkings, Inc.*	27,332	269,220
MicroStrategy, Inc. — Class A*	1,266	249,908
Total Technology		6,570,080

Energy - 5.8%
Oasis Petroleum, Inc.*	101,022	1,529,472
Laredo Petroleum, Inc.*	84,335	1,192,497
Rowan Companies plc — Class A*	37,020	699,308
Chesapeake Energy Corp.*	92,985	652,755
Gulfport Energy Corp.*	24,623	532,842
Western Refining, Inc.	13,560	513,246
Jones Energy, Inc. — Class A*	88,838	444,190
Delek US Holdings, Inc.	13,255	319,048
MRC Global, Inc.*	15,733	318,751
Total Energy		6,202,109

Communications - 4.8%
DigitalGlobe, Inc.*	56,600	1,621,591
Bankrate, Inc.*	90,259	997,362
Finisar Corp.*	19,816	599,830
Scholastic Corp.	12,352	586,596
Viavi Solutions, Inc.*	64,156	524,796
Infinera Corp.*	59,673	506,624
Time, Inc.	14,200	253,470
Total Communications		5,090,269

Basic Materials - 2.5%
Reliance Steel & Aluminum Co.	11,980	952,888
Olin Corp.	24,301	622,349
Chemtura Corp.*	16,958	563,006
Kaiser Aluminum Corp.	6,774	526,272
Total Basic Materials		2,664,515

Total Common Stocks
(Cost $86,037,712)		105,301,413

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp. *,1,3	116,667	—
Total Convertible Preferred Stocks
(Cost $111,410)		—

SHORT-TERM INVESTMENTS† - 2.1%
Dreyfus Treasury Securities Cash Management Fund -Institutional Class 0.31%[2]	2,263,069	2,263,069
Total Short-Term Investments
(Cost $2,263,069)		2,263,069

Total Investments - 101.2%
(Cost $88,412,191)		$107,564,482
Other Assets & Liabilities, net - (1.2)%		(1,260,847)
Total Net Assets - 100.0%		$106,303,635

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7 day yield as of December 31, 2016.
[3]	Illiquid security.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES Q (SMALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$105,301,413	$—	$—	$105,301,413
Convertible Preferred Stocks	—	—	—	—
Short-Term Investments	2,263,069	—	—	2,263,069
Total	$107,564,482	$—	$—	$107,564,482

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $88,412,191)	$107,564,482
Cash	9,394
Prepaid expenses	9,097
Receivables:
Securities sold	277,598
Dividends	109,820
Total assets	107,970,391

Liabilities:
Payable for:
Securities purchased	1,401,847
Fund shares redeemed	124,233
Management fees	84,947
Fund accounting/administration fees	7,153
Trustees’ fees*	4,877
Transfer agent/maintenance fees	2,173
Miscellaneous	41,526
Total liabilities	1,666,756
Commitments and contingent liabilities (Note 14)	—
Net assets	$106,303,635

Net assets consist of:
Paid in capital	$83,394,134
Undistributed net investment income	567,821
Accumulated net realized gain on investments	3,189,389
Net unrealized appreciation on investments	19,152,291
Net assets	$106,303,635
Capital shares outstanding	2,310,090
Net asset value per share	$46.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $471)	$1,543,336
Interest	4,465
Total investment income	1,547,801

Expenses:
Management fees	875,611
Transfer agent/maintenance fees	23,661
Fund accounting/administration fees	83,994
Line of credit fees	14,486
Trustees’ fees*	10,299
Custodian fees	2,520
Miscellaneous	58,951
Total expenses	1,069,522
Net investment income	478,279

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,120,880
Net realized gain	4,120,880
Net change in unrealized appreciation (depreciation) on:
Investments	17,847,187
Net change in unrealized appreciation (depreciation)	17,847,187
Net realized and unrealized gain	21,968,067
Net increase in net assets resulting from operations	$22,446,346

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$478,279	$265,478
Net realized gain on investments	4,120,880	7,658,172
Net change in unrealized appreciation (depreciation) on investments	17,847,187	(14,683,247)
Net increase (decrease) in net assets resulting from operations	22,446,346	(6,759,597)

Distributions to shareholders from:
Net investment income	(111,618)	—
Net realized gains	(7,824,673)	(18,520,174)
Total distributions to shareholders	(7,936,291)	(18,520,174)

Capital share transactions:
Proceeds from sale of shares	13,715,122	7,140,709
Distributions reinvested	7,936,291	18,520,174
Cost of shares redeemed	(19,615,292)	(26,556,736)
Net increase (decrease) from capital share transactions	2,036,121	(895,853)
Net increase (decrease) in net assets	16,546,176	(26,175,624)

Net assets:
Beginning of year	89,757,459	115,933,083
End of year	$106,303,635	$89,757,459
Undistributed net investment income at end of year	$567,821	$206,735

Capital share activity:
Shares sold	333,315	154,490
Shares issued from reinvestment of distributions	201,173	432,310
Shares redeemed	(484,741)	(567,478)
Net increase in shares	49,747	19,322

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$39.71	$51.73	$52.46	$38.35	$32.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.12	.08	.01	(—)[b]
Net gain (loss) on investments (realized and unrealized)	9.76	(2.87)	(.80)	14.10	6.26
Total from investment operations	9.97	(2.75)	(.72)	14.11	6.26
Less distributions from:
Net investment income	(.05)	—	(.01)	—	—
Net realized gains	(3.61)	(9.27)	—	—	—
Total distributions	(3.66)	(9.27)	(.01)	—	—
Net asset value, end of period	$46.02	$39.71	$51.73	$52.46	$38.35

Total Return[d]	26.60%	(6.62%)	(1.38%)	36.79%	19.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,304	$89,757	$115,933	$139,943	$111,402
Ratios to average net assets:
Net investment income (loss)	0.52%	0.26%	0.15%	0.02%	(0.00%)[c]
Total expenses	1.16%	1.19%	1.16%	1.16%	1.15%
Portfolio turnover rate	68%	57%	50%	30%	44%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Net investment income (loss) ratio is less than 0.01%.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series V (Mid Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; and Gregg Strohkorb, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2016.

For the fiscal year ended December 31, 2016, the Series V (Mid Cap Value Series) returned 26.75%, compared with the Russell 2500® Value Index, which returned 25.20%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the current market environment becomes more discriminating, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection, as sector allocation was negative for the period. The Financials sector had the largest positive impact on performance. Financials is the largest sector in the benchmark and the Fund, so this allocation provided almost all of the positive variance from selection. Much of the rest came from the Industrials sector. The Information Technology sector had the largest negative impact on return, followed by the Real Estate sector.

Among the top individual contributors were Industrials name DigitalGlobe, Inc., which benefitted from stronger-than-expected commercial as well as government business, and Finisar Corporation, a provider of optical subsystems and components that advanced on strong sales among telecom clients. The Fund’s asset-sensitive bank holdings performed particularly well late in the period in anticipation of a hike in short-term interest rates. Among the top performers was regional bank holding Zions Bancorporation. Endurance Specialty Holdings Ltd. also contributed strongly for the period; it agreed to be acquired during the fourth quarter by Japanese insurer Sompo.

Among the leading individual detractors were Consumer Discretionary name Essendant, Inc., which reported poor earnings last summer, and Tech name Maxwell Technologies, Inc., which experienced erratic order patterns out of China earlier in 2016. CoreCivic, Inc., a Real Estate holding formerly called Corrections Corp. of America, was affected by investor concern about the potential loss of federal funding.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Real Estate and an overweight in Health Care. The underweight in Real Estate, along with lack of exposure to retail/mall-based REITs, contributed to performance for the period. The Health Care overweight, however, detracted from performance. The other large underweight was in Financials, which detracted from return for the year.

The Fund trimmed underweights in both Financials and Real Estate as the period progressed. The Real Estate Investment Trust industry was extracted from Financials to form a separate sector in September 2016.

Although positive as a group, the Health Care sector was among the lowest-returning of the Fund for the period. Results were driven by fears of price controls, brought about by election year politics, severely pressuring biotechnology, device, and products stocks.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2016

Portfolio and Market Outlook

The 2016 election results affected the market as investors began to discount the possibility of a stronger economy brought about by reduced regulation and broad based tax cuts. In addition, the market appears to be getting comfortable with the notion that any interest rate increases will be gradual and enacted with extreme caution. Therefore, the market seems unusually complacent about the risks and optimistic with the future direction of the economy.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Zions Bancorporation	2.8%
Alleghany Corp.	2.1%
KeyCorp	2.0%
DigitalGlobe, Inc.	1.7%
Wintrust Financial Corp.	1.7%
Assured Guaranty Ltd.	1.5%
WestRock Co.	1.4%
OGE Energy Corp.	1.4%
Trustmark Corp.	1.4%
Huntington Bancshares, Inc.	1.4%
Top Ten Total	17.4%

“Ten Largest Holdings” excludes any temporary cash investments.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	26.75%	13.23%	7.84%
Russell 2500 Value Index	25.20%	15.04%	6.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.6%

Financial - 34.8%
Zions Bancorporation	163,271	$7,027,184
Alleghany Corp.*	8,376	5,093,613
KeyCorp	274,858	5,021,655
Wintrust Financial Corp.	57,866	4,199,336
Assured Guaranty Ltd.	99,883	3,772,581
Trustmark Corp.	99,286	3,539,547
Huntington Bancshares, Inc.	267,648	3,538,307
Fulton Financial Corp.	174,674	3,283,871
Popular, Inc.	70,770	3,101,141
Radian Group, Inc.	161,876	2,910,530
Sun Communities, Inc.	36,171	2,771,060
Unum Group	62,097	2,727,921
E*TRADE Financial Corp.*	78,359	2,715,139
Hanover Insurance Group, Inc.	27,275	2,482,298
Prosperity Bancshares, Inc.	32,186	2,310,311
Alexandria Real Estate Equities, Inc.	20,506	2,278,832
CubeSmart	84,231	2,254,864
EastGroup Properties, Inc.	28,557	2,108,649
Equity Commonwealth*	59,780	1,807,747
EPR Properties	23,907	1,715,806
Cousins Properties, Inc.	198,975	1,693,277
First Merchants Corp.	41,984	1,580,698
PacWest Bancorp	28,038	1,526,389
IBERIABANK Corp.	17,169	1,437,904
Lexington Realty Trust	131,063	1,415,480
First Industrial Realty Trust, Inc.	49,416	1,386,119
DCT Industrial Trust, Inc.	26,721	1,279,401
National Storage Affiliates Trust	57,431	1,267,502
Redwood Trust, Inc.	82,321	1,252,102
Howard Hughes Corp.*	10,717	1,222,810
Monogram Residential Trust, Inc.	104,010	1,125,388
Camden Property Trust	13,236	1,112,751
CoreCivic, Inc.	35,256	862,362
Hancock Holding Co.	18,608	802,005
Banc of California, Inc.	41,544	720,788
Farmer Mac — Class C	12,249	701,500
Umpqua Holdings Corp.	36,238	680,550
Genworth Financial, Inc. — Class A*	149,393	569,187
Apartment Investment & Management Co. — Class A	12,292	558,671
Parkway, Inc.*	24,871	553,380
Total Financial		86,408,656

Industrial - 15.4%
WestRock Co.	70,656	3,587,204
Oshkosh Corp.	50,437	3,258,735
Gentex Corp.	158,475	3,120,372
Sonoco Products Co.	58,624	3,089,485
Corning, Inc.	115,574	2,804,981
Orbital ATK, Inc.	29,259	2,566,893
FLIR Systems, Inc.	58,209	2,106,584
Harris Corp.	18,935	1,940,269
Owens-Illinois, Inc.*	104,559	1,820,372
Huntington Ingalls Industries, Inc.	9,615	1,770,987
Werner Enterprises, Inc.	62,922	1,695,748
Spirit AeroSystems Holdings, Inc. — Class A	25,548	1,490,726
Crane Co.	18,653	1,345,254
Summit Materials, Inc. — Class A*	55,439	1,318,903
Kirby Corp.*	19,730	1,312,045
Scorpio Tankers, Inc.	267,471	1,211,644
ITT, Inc.	29,282	1,129,407
Owens Corning	21,090	1,087,400
Covenant Transportation Group, Inc. — Class A*	39,609	766,038
Ryder System, Inc.	9,023	671,672
Total Industrial		38,094,719

Consumer, Non-cyclical - 10.4%
Bunge Ltd.	48,153	3,478,573
Quest Diagnostics, Inc.	33,785	3,104,842
Navigant Consulting, Inc.*	114,131	2,987,950
Emergent BioSolutions, Inc.*	89,773	2,948,145
United Rentals, Inc.*	19,440	2,052,475
Sanderson Farms, Inc.	21,247	2,002,317
ICF International, Inc.*	34,905	1,926,756
Premier, Inc. — Class A*	53,610	1,627,600
Dean Foods Co.	69,969	1,523,925
HealthSouth Corp.	29,142	1,201,816
Surgical Care Affiliates, Inc.*	24,620	1,139,167
Molina Healthcare, Inc.*	17,698	960,293
Ingredion, Inc.	7,501	937,325
Total Consumer, Non-cyclical		25,891,184

Utilities - 8.9%
OGE Energy Corp.	106,788	3,572,060
Black Hills Corp.	45,364	2,782,628
Ameren Corp.	51,366	2,694,660
Portland General Electric Co.	55,356	2,398,575
Avista Corp.	55,805	2,231,642
Pinnacle West Capital Corp.	27,240	2,125,537
UGI Corp.	40,140	1,849,651
AES Corp.	156,883	1,822,980
Calpine Corp.*	121,546	1,389,271
ONE Gas, Inc.	19,747	1,263,018
Total Utilities		22,130,022

Technology - 8.0%
Micron Technology, Inc.*	161,036	3,529,909
IXYS Corp.	198,821	2,365,970
CSRA, Inc.	73,658	2,345,271
Lam Research Corp.	19,361	2,047,038
Cray, Inc.*	95,295	1,972,607
Maxwell Technologies, Inc.*	370,023	1,894,518
MKS Instruments, Inc.	29,450	1,749,329
Photronics, Inc.*	126,596	1,430,535
Qorvo, Inc.*	23,090	1,217,536
Teradata Corp.*	44,196	1,200,805
Total Technology		19,753,518

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

Consumer, Cyclical - 7.0%
UniFirst Corp.	24,030	$3,451,910
PVH Corp.	28,731	2,592,685
DR Horton, Inc.	87,981	2,404,521
Deckers Outdoor Corp.*	31,512	1,745,450
Caleres, Inc.	49,114	1,611,921
AutoNation, Inc.*	26,209	1,275,068
CalAtlantic Group, Inc.	33,606	1,142,940
J.C. Penney Company, Inc.*	127,552	1,059,957
Macy’s, Inc.	28,679	1,026,995
Goodyear Tire & Rubber Co.	19,687	607,738
Vista Outdoor, Inc.*	11,029	406,970
Total Consumer, Cyclical		17,326,155

Energy - 6.0%
Laredo Petroleum, Inc.*	149,205	2,109,758
Whiting Petroleum Corp.*	155,633	1,870,709
Chesapeake Energy Corp.*	254,402	1,785,902
Rowan Companies plc — Class A*	85,753	1,619,874
Oasis Petroleum, Inc.*	97,299	1,473,107
Apache Corp.	20,817	1,321,255
Marathon Oil Corp.	75,485	1,306,645
Tesoro Corp.	13,914	1,216,780
Western Refining, Inc.	31,977	1,210,329
Gulfport Energy Corp.*	39,469	854,109
HydroGen Corp.*,†††,1	672,346	1
Total Energy		14,768,469

Communications - 3.8%
DigitalGlobe, Inc.*	148,966	4,267,876
Finisar Corp.*	64,348	1,947,814
Scripps Networks Interactive, Inc. — Class A	26,984	1,925,848
Infinera Corp.*	145,727	1,237,222
Total Communications		9,378,760

Basic Materials - 3.3%
Reliance Steel & Aluminum Co.	28,851	2,294,809
Freeport-McMoRan, Inc.*	159,464	2,103,330
Olin Corp.	64,200	1,644,163
LyondellBasell Industries N.V. — Class A	12,707	1,090,006
Clearwater Paper Corp.*	8,837	579,265
Landec Corp.*	40,384	557,299
Total Basic Materials		8,268,872

Total Common Stocks
(Cost $197,194,325)		242,020,355

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2,4	308,333	1
Total Convertible Preferred Stocks
(Cost $294,438)		1

SHORT-TERM INVESTMENTS† - 2.7%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[3]	6,673,368	6,673,368
Total Short-Term Investments
(Cost $6,673,368)		6,673,368

Total Investments - 100.3%
(Cost $204,162,131)		$248,693,724
Other Assets & Liabilities, net - (0.3)%		(632,035)
Total Net Assets - 100.0%		$248,061,689

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7 day yield as of December 31, 2016.
[4]	Illiquid security.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES V (MID CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$242,020,354	$—	$1	$242,020,355
Convertible Preferred Stocks	—	—	1	1
Short-Term Investments	6,673,368	—	—	6,673,368
Total	$248,693,722	$—	$2	$248,693,724

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $201,590,556)	$248,693,723
Investments in affiliated issuers, at value (cost $2,571,575)	1
Total investments (cost $204,162,131)	248,693,724
Prepaid expenses	13,871
Cash	3,185
Receivables:
Fund shares sold	9,491
Dividends	300,607
Foreign taxes reclaim	5,224
Total assets	249,026,102

Liabilities:
Payable for:
Fund shares redeemed	483,553
Management fees	158,846
Direct shareholders expense	57,655
Fund accounting/administration fees	16,944
Trustees’ fees*	6,457
Transfer agent/maintenance fees	3,229
Miscellaneous	237,729
Total liabilities	964,413
Commitments and contingent liabilities (Note 14)	—
Net assets	$248,061,689

Net assets consist of:
Paid in capital	$197,709,901
Undistributed net investment income	3,419,630
Accumulated net realized gain on investments	2,400,565
Net unrealized appreciation on investments	44,531,593
Net assets	$248,061,689
Capital shares outstanding	3,336,559
Net asset value per share	$74.35

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $7,836)	$5,196,586
Interest	11,640
Total investment income	5,208,226

Expenses:
Management fees	1,630,057
Transfer agent/maintenance fees	25,230
Fund accounting/administration fees	197,994
Line of credit fees	34,916
Trustees’ fees*	11,261
Custodian fees	7,353
Miscellaneous	118,939
Total expenses	2,025,750
Net investment income	3,182,476

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,848,974
Net realized gain	4,848,974
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	44,991,587
Net change in unrealized appreciation (depreciation)	44,991,587
Net realized and unrealized gain	49,840,561
Net increase in net assets resulting from operations	$53,023,037

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

SERIES V (MID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,182,476	$2,237,217
Net realized gain on investments	4,848,974	21,149,578
Net change in unrealized appreciation (depreciation) on investments	44,991,587	(39,178,946)
Net increase (decrease) in net assets resulting from operations	53,023,037	(15,792,151)

Distributions to shareholders from:
Net investment income	(2,053,048)	(1,461,676)
Net realized gains	(21,634,815)	(38,146,459)
Total distributions to shareholders	(23,687,863)	(39,608,135)

Capital share transactions:
Proceeds from sale of shares	22,422,562	6,517,513
Distributions reinvested	23,687,863	39,608,135
Cost of shares redeemed	(34,776,420)	(47,827,753)
Net increase (decrease) from capital share transactions	11,334,005	(1,702,105)
Net increase (decrease) in net assets	40,669,179	(57,102,391)

Net assets:
Beginning of year	207,392,510	264,494,901
End of year	$248,061,689	$207,392,510
Undistributed net investment income at end of year	$3,419,630	$2,290,202

Capital share activity:
Shares sold	330,438	84,460
Shares issued from reinvestment of distributions	363,032	558,963
Shares redeemed	(511,605)	(629,265)
Net increase in shares	181,865	14,158

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$65.74	$84.22	$83.46	$62.60	$53.45
Income (loss) from investment operations:
Net investment income (loss)[a]	0.99	.71	.53	.36	.25
Net gain (loss) on investments (realized and unrealized)	15.50	(5.42)	.23	20.50	8.90
Total from investment operations	16.49	(4.71)	.76	20.86	9.15
Less distributions from:
Net investment income	(.68)	(.51)	(—)[b]	—	—
Net realized gains	(7.20)	(13.26)	—	—	—
Total distributions	(7.88)	(13.77)	(—)[b]	—	—
Net asset value, end of period	$74.35	$65.74	$84.22	$83.46	$62.60

Total Return[c]	26.75%	(6.79%)	0.91%	33.32%	17.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$248,062	$207,393	$264,495	$302,166	$249,806
Ratios to average net assets:
Net investment income (loss)	1.46%	0.94%	0.62%	0.48%	0.43%
Total expenses	0.93%	0.95%	0.93%	0.93%	0.93%
Portfolio turnover rate	60%	50%	53%	22%	24%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series X (StylePlusTM—Small Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2016.

For the year ended December 31, 2016, the Series X (StylePlus—Small Growth Series) returned 13.45%, compared with the 11.32% return of its benchmark, the Russell 2000® Growth Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The allocation to actively managed individual equity via stocks, and passive equity via derivatives, is designed to provide exposure to large core equity. Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The passive equity position uses derivatives such as swap agreements to gain exposure to the index. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities, corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund outperformed the Russell 2000 Growth Index for the one-year period ended December 31, 2016. The fixed income sleeve was the largest positive contributor. The investments in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments. The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance for the period.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Health Care sectors and most underweight the Materials and Real Estate sectors.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS, investment-grade corporates, and NA RMBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	26.2%
Guggenheim Variable Insurance Strategy Fund III	24.8%
Guggenheim Strategy Fund II	13.1%
Guggenheim Strategy Fund I	12.0%
HealthSouth Corp.	0.3%
B&G Foods, Inc.	0.3%
Molina Healthcare, Inc.	0.2%
Prestige Brands Holdings, Inc.	0.2%
j2 Global, Inc.	0.2%
Deluxe Corp.	0.2%
Top Ten Total	77.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	13.45%	13.95%	6.32%
Russell 2000 Growth Index	11.32%	13.74%	7.76%

*

The performance data above represents past performance that is not predictive of future results. Effective April 30, 2013, certain changes were made to the Series’ investment objective and principal investment strategies. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 20.6%

Consumer, Non-cyclical - 8.8%
HealthSouth Corp.	2,398	$98,894
B&G Foods, Inc.	2,027	88,783
Molina Healthcare, Inc.*	1,573	85,351
Prestige Brands Holdings, Inc.*	1,615	84,141
Deluxe Corp.	1,128	80,776
Brink’s Co.	1,772	73,095
Central Garden & Pet Co. — Class A*	2,336	72,182
Darling Ingredients, Inc.*	5,509	71,121
PAREXEL International Corp.*	1,002	65,851
NuVasive, Inc.*	853	57,458
Fresh Del Monte Produce, Inc.	895	54,264
Surgical Care Affiliates, Inc.*	1,151	53,257
Vector Group Ltd.	2,178	49,528
Tenet Healthcare Corp.*	3,218	47,755
TESARO, Inc.*	353	47,470
Myriad Genetics, Inc.*	2,827	47,125
Travelport Worldwide Ltd.	3,266	46,051
AMN Healthcare Services, Inc.*	1,171	45,024
Owens & Minor, Inc.	1,224	43,195
CEB, Inc.	602	36,481
Magellan Health, Inc.*	477	35,894
Helen of Troy Ltd.*	411	34,709
Cimpress N.V.*	364	33,346
Prothena Corporation plc*	675	33,203
US Physical Therapy, Inc.	464	32,573
Landauer, Inc.	672	32,323
TriNet Group, Inc.*	1,251	32,051
Integra LifeSciences Holdings Corp.*	372	31,914
Medifast, Inc.	760	31,639
Meridian Bioscience, Inc.	1,755	31,064
Inter Parfums, Inc.	938	30,720
Premier, Inc. — Class A*	974	29,570
Air Methods Corp.*	920	29,302
LHC Group, Inc.*	620	28,334
Chefs’ Warehouse, Inc.*	1,791	28,298
Bright Horizons Family Solutions, Inc.*	404	28,288
Cross Country Healthcare, Inc.*	1,772	27,661
Five Prime Therapeutics, Inc.*	547	27,410
Amedisys, Inc.*	636	27,113
Emergent BioSolutions, Inc.*	824	27,059
Intersect ENT, Inc.*	2,212	26,765
Insulet Corp.*	685	25,811
Ligand Pharmaceuticals, Inc. — Class B*	252	25,605
Kite Pharma, Inc.*	570	25,559
FTI Consulting, Inc.*	563	25,380
HMS Holdings Corp.*	1,387	25,188
Nevro Corp.*	342	24,850
Exelixis, Inc.*	1,631	24,318
MiMedx Group, Inc.*	2,728	24,170
On Assignment, Inc.*	544	24,023
Natural Health Trends Corp.	963	23,931
SP Plus Corp.*	846	23,815
Supernus Pharmaceuticals, Inc.*	939	23,710
Korn/Ferry International	793	23,338
Coca-Cola Bottling Company Consolidated	129	23,072
Genomic Health, Inc.*	775	22,778
Quidel Corp.*	1,063	22,769
Omega Protein Corp.*	900	22,545
Providence Service Corp.*	592	22,526
Great Lakes Dredge & Dock Corp.*	5,337	22,415
Impax Laboratories, Inc.*	1,686	22,340
Chemed Corp.	138	22,137
Globus Medical, Inc. — Class A*	885	21,957
Cal-Maine Foods, Inc.	497	21,955
Advisory Board Co.*	660	21,945
Sucampo Pharmaceuticals, Inc. — Class A*	1,607	21,775
Pacira Pharmaceuticals, Inc.*	674	21,770
Grand Canyon Education, Inc.*	362	21,159
Cynosure, Inc. — Class A*	455	20,748
Nektar Therapeutics*	1,686	20,687
Repligen Corp.*	664	20,464
Ultragenyx Pharmaceutical, Inc.*	290	20,390
Intra-Cellular Therapies, Inc.*	1,349	20,356
Insmed, Inc.*	1,526	20,189
Mirati Therapeutics, Inc.*	4,229	20,088
Sage Therapeutics, Inc.*	387	19,760
AMAG Pharmaceuticals, Inc.*	567	19,732
Spark Therapeutics, Inc.*	394	19,661
Insperity, Inc.	276	19,582
Huron Consulting Group, Inc.*	384	19,450
Diplomat Pharmacy, Inc.*	1,535	19,341
Alder Biopharmaceuticals, Inc.*	915	19,032
Horizon Pharma plc*	1,175	19,012
Avon Products, Inc.*	3,771	19,006
Novavax, Inc.*	14,772	18,613
Amicus Therapeutics, Inc.*	3,535	17,569
Radius Health, Inc.*	455	17,304
Cempra, Inc.*	6,000	16,800
MacroGenics, Inc.*	817	16,699
ARIAD Pharmaceuticals, Inc.*	1,324	16,471
BioSpecifics Technologies Corp.*	293	16,320
Puma Biotechnology, Inc.*	515	15,811
Lexicon Pharmaceuticals, Inc.*	1,127	15,586
Pacific Biosciences of California, Inc.*	3,090	11,742
Total Consumer, Non-cyclical		2,998,292

Industrial - 3.2%
EMCOR Group, Inc.	997	70,548
Swift Transportation Co. — Class A*	2,812	68,500
Hillenbrand, Inc.	1,761	67,534
Dycom Industries, Inc.*	763	61,261
Moog, Inc. — Class A*	752	49,391
Woodward, Inc.	680	46,954
Belden, Inc.	580	43,366
Universal Forest Products, Inc.	422	43,120
Generac Holdings, Inc.*	994	40,496
Hub Group, Inc. — Class A*	815	35,657
MasTec, Inc.*	899	34,387
Rexnord Corp.*	1,672	32,754
American Outdoor Brands Corp.*	1,438	30,313

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Curtiss-Wright Corp.	307	$30,197
General Cable Corp.	1,531	29,166
Albany International Corp. — Class A	626	28,984
Matson, Inc.	811	28,701
NCI Building Systems, Inc.*	1,801	28,186
Builders FirstSource, Inc.*	2,520	27,644
Masonite International Corp.*	404	26,583
Hyster-Yale Materials Handling, Inc.	412	26,273
Littelfuse, Inc.	173	26,256
Tetra Tech, Inc.	600	25,890
Multi-Color Corp.	320	24,832
Continental Building Products, Inc.*	1,055	24,371
Methode Electronics, Inc.	574	23,735
Mueller Industries, Inc.	587	23,457
Coherent, Inc.*	167	22,943
Applied Industrial Technologies, Inc.	380	22,572
Advanced Drainage Systems, Inc.	1,041	21,445
EnerSys	272	21,243
Total Industrial		1,086,759

Consumer, Cyclical - 2.8%
Tenneco, Inc.*	1,042	65,094
Tailored Brands, Inc.	2,509	64,105
Bloomin’ Brands, Inc.	3,537	63,772
Hawaiian Holdings, Inc.*	1,071	61,047
Cooper-Standard Holdings, Inc.*	573	59,237
Beacon Roofing Supply, Inc.*	1,284	59,153
HNI Corp.	807	45,127
Big Lots, Inc.	878	44,084
Penn National Gaming, Inc.*	3,114	42,942
American Eagle Outfitters, Inc.	2,461	37,333
H&E Equipment Services, Inc.	1,518	35,294
Allegiant Travel Co. — Class A	208	34,611
Chico’s FAS, Inc.	2,178	31,341
Herman Miller, Inc.	879	30,062
UniFirst Corp.	209	30,023
Children’s Place, Inc.	287	28,973
Wolverine World Wide, Inc.	1,300	28,535
LCI Industries	260	28,015
La Quinta Holdings, Inc.*	1,859	26,416
Steelcase, Inc. — Class A	1,435	25,687
KB Home	1,375	21,739
Churchill Downs, Inc.	140	21,063
Sportsman’s Warehouse Holdings, Inc.*	2,128	19,982
American Woodmark Corp.*	258	19,415
Finish Line, Inc. — Class A	937	17,625
Boyd Gaming Corp.*	792	15,975
Total Consumer, Cyclical		956,650

Technology - 2.4%
j2 Global, Inc.	988	80,818
Syntel, Inc.	2,765	54,718
Take-Two Interactive Software, Inc.*	1,014	49,980
Rambus, Inc.*	3,610	49,710
MaxLinear, Inc. — Class A*	2,189	47,720
Omnicell, Inc.*	1,239	42,002
Science Applications International Corp.	486	41,212
Convergys Corp.	1,576	38,707
Synaptics, Inc.*	658	35,256
Unisys Corp.*	2,346	35,073
Aspen Technology, Inc.*	597	32,644
Synchronoss Technologies, Inc.*	851	32,593
Quality Systems, Inc.*	2,378	31,271
Cavium, Inc.*	470	29,347
Lumentum Holdings, Inc.*	727	28,099
Fair Isaac Corp.	235	28,017
Cirrus Logic, Inc.*	433	24,482
CSG Systems International, Inc.	467	22,603
Medidata Solutions, Inc.*	454	22,550
Envestnet, Inc.*	638	22,490
BroadSoft, Inc.*	535	22,069
Blackbaud, Inc.	339	21,696
Electronics for Imaging, Inc.*	492	21,579
Computer Programs & Systems, Inc.	849	20,036
Total Technology		834,672

Communications - 2.1%
Ciena Corp.*	3,179	77,599
Sinclair Broadcast Group, Inc. — Class A	2,269	75,672
General Communication, Inc. — Class A*	2,574	50,064
Web.com Group, Inc.*	2,319	49,047
ViaSat, Inc.*	630	41,720
CalAmp Corp.*	2,384	34,568
Nexstar Broadcasting Group, Inc. — Class A	524	33,169
InterDigital, Inc.	352	32,155
NETGEAR, Inc.*	546	29,675
Gray Television, Inc.*	2,669	28,959
Shenandoah Telecommunications Co.	1,059	28,911
Endurance International Group Holdings, Inc.*	3,093	28,765
Extreme Networks, Inc.*	5,715	28,746
Vonage Holdings Corp.*	4,161	28,503
Stamps.com, Inc.*	246	28,204
WebMD Health Corp. — Class A*	560	27,759
Plantronics, Inc.	411	22,506
Cogent Communications Holdings, Inc.	541	22,370
Shutterstock, Inc.*	449	21,336
Infinera Corp.*	2,496	21,191
LogMeIn, Inc.	218	21,048
Total Communications		731,967

Financial - 0.8%
Blackhawk Network Holdings, Inc.*	1,813	68,304
WageWorks, Inc.*	755	54,737
Primerica, Inc.	520	35,958
DuPont Fabros Technology, Inc.	542	23,810
Banc of California, Inc.	1,348	23,388
Texas Capital Bancshares, Inc.*	289	22,658
Washington Prime Group, Inc.	2,124	22,111
STAG Industrial, Inc.	926	22,104
Total Financial		273,070

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Basic Materials - 0.3%
U.S. Silica Holdings, Inc.	1,010	$57,247
Univar, Inc.*	1,214	34,441
Aceto Corp.	1,054	23,156
Total Basic Materials		114,844

Diversified - 0.1%
HRG Group, Inc.*	3,389	52,733

Energy - 0.1%
Callon Petroleum Co.*	1,290	19,827
TETRA Technologies, Inc.*	3,548	17,811
Total Energy		37,638

Total Common Stocks
(Cost $6,617,394)		7,086,625

MUTUAL FUNDS† - 76.1%
Guggenheim Strategy Fund III[1]	358,410	8,949,495
Guggenheim Variable Insurance Strategy Fund III[1]	338,961	8,484,186
Guggenheim Strategy Fund II1	179,186	4,470,690
Guggenheim Strategy Fund I1	164,849	4,121,230
Total Mutual Funds
(Cost $25,950,255)		26,025,601

SHORT-TERM INVESTMENTS† - 2.8%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[2]	941,570	941,570
Total Short-Term Investments
(Cost $941,570)		941,570

Total Investments - 99.5%
(Cost $33,509,219)		$34,053,796
Other Assets & Liabilities, net - 0.5%		162,390
Total Net Assets - 100.0%		$34,216,186

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $165,880)	1	(2,264)
March 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $203,610)	3	(2,329)
(Total Aggregate Value of Contracts $369,490)		$(4,593)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Deutsche Bank Swap April 2017 Russell 2000 Growth Index Swap 0.12%[3], Terminating 04/04/17 (Notional Value $26,865,710)	34,412	$916,187

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of December 31, 2016.
[3]	Total Return based on Russell 2000 Growth Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$7,086,625	$—	$—	$—	$—	$7,086,625
Equity Index Swap Agreements	—	—	—	916,187	—	916,187
Mutual Funds	26,025,601	—	—	—	—	26,025,601
Short-Term Investments	941,570	—	—	—	—	941,570
Total	$34,053,796	$—	$—	$916,187	$—	$34,969,983

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$4,593	$—	$—	$—	$4,593

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $7,558,964)	$8,028,195
Investments in affiliated issuers, at value (cost $25,950,255)	26,025,601
Total investments (cost $33,509,219)	34,053,796
Unrealized appreciation on swap agreements	916,187
Cash	311,888
Segregated cash with broker	51,400
Prepaid expenses	4,618
Receivables:
Dividends	57,187
Total assets	35,395,076

Liabilities:
Segregated cash due to broker	980,000
Payable for:
Securities purchased	72,361
Fund shares redeemed	63,507
Management fees	24,848
Trustees’ fees*	4,521
Fund accounting/administration fees	2,339
Transfer agent/maintenance fees	2,047
Variation margin	1,500
Miscellaneous	27,767
Total liabilities	1,178,890
Commitments and contingent liabilities (Note 14)	—
Net assets	$34,216,186

Net assets consist of:
Paid in capital	$33,980,703
Undistributed net investment income	268,704
Accumulated net realized loss on investments	(1,489,392)
Net unrealized appreciation on investments	1,456,171
Net assets	$34,216,186
Capital shares outstanding	1,034,250
Net asset value per share	$33.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$597,605
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $29)	66,072
Interest	1,823
Total investment income	665,500

Expenses:
Management fees	274,132
Transfer agent/maintenance fees	23,272
Fund accounting/administration fees	29,429
Professional fees	20,533
Custodian fees	15,923
Trustees’ fees*	10,785
Line of credit fees	5,680
Interest expense	2,903
Miscellaneous	14,547
Total expenses	397,204
Net investment income	268,296

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(56,050)
Investments in affiliated issuers	(13,815)
Swap agreements	127,254
Futures contracts	75,998
Net realized gain	133,387
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	868,864
Investments in affiliated issuers	186,395
Swap agreements	2,416,122
Futures contracts	(27,399)
Net change in unrealized appreciation (depreciation)	3,443,982
Net realized and unrealized gain	3,577,369
Net increase in net assets resulting from operations	$3,845,665

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$268,296	$121,740
Net realized gain on investments	133,387	3,256,356
Net change in unrealized appreciation (depreciation) on investments	3,443,982	(3,843,105)
Net increase (decrease) in net assets resulting from operations	3,845,665	(465,009)

Distributions to shareholders from:
Net investment income	(126,568)	(304,934)
Net realized gains	(1,846,910)	(109,624)
Total distributions to shareholders	(1,973,478)	(414,558)

Capital share transactions:
Proceeds from sale of shares	2,515,724	9,712,517
Distributions reinvested	1,973,478	414,558
Cost of shares redeemed	(10,746,152)	(7,651,877)
Net increase (decrease) from capital share transactions	(6,256,950)	2,475,198
Net increase (decrease) in net assets	(4,384,763)	1,595,631

Net assets:
Beginning of year	38,600,949	37,005,318
End of year	$34,216,186	$38,600,949
Undistributed net investment income at end of year	$268,704	$126,976

Capital share activity:
Shares sold	82,490	301,844
Shares issued from reinvestment of distributions	65,477	11,855
Shares redeemed	(357,673)	(234,673)
Net increase (decrease) in shares	(209,706)	79,026

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$31.03	$31.77	$29.20	$20.66	$18.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.10	.22	(.05)	(.11)
Net gain (loss) on investments (realized and unrealized)	3.74	(.47)	2.35	8.59	2.25
Total from investment operations	3.99	(.37)	2.57	8.54	2.14
Less distributions from:
Net investment income	(.13)	(.27)	—	—	—
Net realized gains	(1.81)	(.10)	—	—	—
Total distributions	(1.94)	(.37)	—	—	—
Net asset value, end of period	$33.08	$31.03	$31.77	$29.20	$20.66

Total Return[b]	13.45%	(1.29%)	8.80%	41.34%	11.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,216	$38,601	$37,005	$38,586	$32,037
Ratios to average net assets:
Net investment income (loss)	0.83%	0.32%	0.74%	(0.21%)	(0.56%)
Total expenses[c]	1.23%	1.21%	1.26%	1.23%	1.14%
Net expenses	1.23%	1.21%	1.24%[d]	1.23%	1.14%
Portfolio turnover rate	76%	79%	102%	255%	72%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series Y (StylePlusTM—Large Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2016.

For the year ended December 31, 2016, the Series Y (StylePlus—Large Growth Series) returned 8.72%, compared with the 7.08% return of its benchmark, the Russell 1000 Growth Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The allocation to actively managed individual equity via stocks, and passive equity via derivatives, is designed to provide exposure to large core equity. Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The passive equity position uses derivatives such as swap agreements to gain exposure to the index. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities, corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund outperformed the Russell 1000 Growth Index for the one-year period ended December 31, 2016. The fixed income sleeve was the largest positive contributor. The investments in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments. The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance for the period.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Health Care and Information Technology sectors and most underweight the Consumer Discretionary and Real Estate sectors.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS, investment-grade corporates, and NA RMBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	26.4%
Guggenheim Strategy Fund II	24.6%
Guggenheim Variable Insurance Strategy Fund III	22.0%
Guggenheim Strategy Fund I	5.5%
Apple, Inc.	1.1%
Microsoft Corp.	0.9%
Alphabet, Inc. — Class C	0.6%
Comcast Corp. — Class A	0.4%
UnitedHealth Group, Inc.	0.4%
Visa, Inc. — Class A	0.4%
Top Ten Total	82.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	8.72%	13.42%	5.13%
Russell 1000 Growth Index	7.08%	14.50%	8.33%

*

The performance data above represents past performance that is not predictive of future results. Effective April 30, 2013, certain changes were made to the Series’ investment objective and principal investment strategies. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 16.5%

Consumer, Non-cyclical - 5.6%
UnitedHealth Group, Inc.	992	$158,760
PepsiCo, Inc.	1,367	143,029
Amgen, Inc.	882	128,957
AbbVie, Inc.	1,971	123,424
Gilead Sciences, Inc.	1,680	120,305
Allergan plc	472	99,125
Biogen, Inc.*	347	98,402
Johnson & Johnson	850	97,929
Stryker Corp.	763	91,415
General Mills, Inc.	1,392	85,984
Kroger Co.	2,481	85,619
Becton Dickinson and Co.	509	84,265
Boston Scientific Corp.*	3,820	82,627
Kimberly-Clark Corp.	721	82,281
Sysco Corp.	1,482	82,058
McKesson Corp.	568	79,776
Express Scripts Holding Co.*	1,157	79,590
Alexion Pharmaceuticals, Inc.*	637	77,937
Cardinal Health, Inc.	1,065	76,648
HCA Holdings, Inc.*	1,011	74,834
Pfizer, Inc.	2,230	72,430
Danaher Corp.	911	70,912
Conagra Brands, Inc.	502	19,854
Altria Group, Inc.	280	18,934
Coca-Cola Co.	444	18,408
Thermo Fisher Scientific, Inc.	127	17,920
Total Consumer, Non-cyclical		2,171,423

Technology - 4.1%
Apple, Inc.	3,619	419,154
Microsoft Corp.	5,607	348,419
International Business Machines Corp.	759	125,986
Texas Instruments, Inc.	1,486	108,433
Cognizant Technology Solutions Corp. — Class A*	1,499	83,989
Applied Materials, Inc.	2,444	78,868
Activision Blizzard, Inc.	2,047	73,917
Intel Corp.	2,030	73,628
Fidelity National Information Services, Inc.	947	71,631
Oracle Corp.	1,723	66,249
VMware, Inc. — Class A*	797	62,748
Broadcom Ltd.	130	22,980
athenahealth, Inc.*	201	21,139
Skyworks Solutions, Inc.	248	18,516
QUALCOMM, Inc.	222	14,474
Total Technology		1,590,131

Communications - 2.8%
Alphabet, Inc. — Class C*	291	224,600
Comcast Corp. — Class A	2,304	159,090
Verizon Communications, Inc.	2,475	132,116
Amazon.com, Inc.*	149	111,730
Facebook, Inc. — Class A*	803	92,385
eBay, Inc.*	2,801	83,162
Twenty-First Century Fox, Inc. — Class A	2,814	78,905
T-Mobile US, Inc.*	1,229	70,680
DISH Network Corp. — Class A*	853	49,414
Walt Disney Co.	470	48,983
Charter Communications, Inc. — Class A*	81	23,322
Total Communications		1,074,387

Industrial - 1.5%
Boeing Co.	787	122,520
United Parcel Service, Inc. — Class B	961	110,170
FedEx Corp.	477	88,817
Waste Management, Inc.	1,128	79,986
Emerson Electric Co.	1,177	65,618
Honeywell International, Inc.	493	57,114
Union Pacific Corp.	508	52,669
Total Industrial		576,894

Consumer, Cyclical - 1.5%
CVS Health Corp.	1,388	109,527
Lowe’s Companies, Inc.	1,403	99,781
Delta Air Lines, Inc.	1,628	80,081
Southwest Airlines Co.	1,457	72,617
Walgreens Boots Alliance, Inc.	851	70,429
Target Corp.	860	62,118
Home Depot, Inc.	272	36,470
Delphi Automotive plc	287	19,329
McDonald’s Corp.	158	19,232
Total Consumer, Cyclical		569,584

Financial - 0.6%
Visa, Inc. — Class A	1,952	152,295
Discover Financial Services	1,003	72,306
Total Financial		224,601

Basic Materials - 0.3%
LyondellBasell Industries N.V. — Class A	599	51,383
Air Products & Chemicals, Inc.	192	27,613
Praxair, Inc.	158	18,516
Total Basic Materials		97,512

Energy - 0.1%
EOG Resources, Inc.	154	15,569
Williams Companies, Inc.	401	12,487
Apache Corp.	189	11,996
Total Energy		40,052

Total Common Stocks
(Cost $5,986,101)		6,344,584

MUTUAL FUNDS† - 78.4%
Guggenheim Strategy Fund III[1]	407,982	10,187,301
Guggenheim Strategy Fund II1	380,582	9,495,528
Guggenheim Variable Insurance Strategy Fund III[1]	338,511	8,472,940
Guggenheim Strategy Fund I1	83,925	2,098,122
Total Mutual Funds
(Cost $30,152,617)		30,253,891

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

SHORT-TERM INVESTMENTS† - 5.8%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.31%[2]	2,243,377	$2,243,377
Total Short-Term Investments
(Cost $2,243,377)		2,243,377

Total Investments - 100.7%
(Cost $38,382,095)		$38,841,852
Other Assets & Liabilities, net - (0.7)%		(276,685)
Total Net Assets - 100.0%		$38,565,167

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $97,300)	1	(40)
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $223,600)	2	(1,462)
(Total Aggregate Value of Contracts $320,900)		$(1,502)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America April 2017 Russell 1000 Growth Index Swap 0.90%[3], Terminating 04/04/17 (Notional Value $31,786,627)	30,171	$246,742

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of December 31, 2016.
[3]	Total Return based on Russell 1000 Growth Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$6,344,584	$—	$—	$—	$—	$6,344,584
Equity Index Swap Agreements	—	—	—	246,742	—	246,742
Mutual Funds	30,253,891	—	—	—	—	30,253,891
Short-Term Investments	2,243,377	—	—	—	—	2,243,377
Total	$38,841,852	$—	$—	$246,742	$—	$39,088,594

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$1,502	$—	$—	$—	$1,502

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $8,229,478)	$8,587,961
Investments in affiliated issuers, at value (cost $30,152,617)	30,253,891
Total investments (cost $38,382,095)	38,841,852
Unrealized appreciation on swap agreements	246,742
Segregated cash with broker	217,600
Prepaid expenses	5,550
Cash	125
Receivables:
Fund shares sold	6,827
Dividends	68,037
Total assets	39,386,733

Liabilities:
Segregated cash due to broker	595,000
Payable for:
Fund shares redeemed	89,005
Securities purchased	67,083
Management fees	24,646
Trustees’ fees*	5,745
Fund accounting/administration fees	2,629
Transfer agent/maintenance fees	2,032
Variation margin	1,980
Miscellaneous	33,446
Total liabilities	821,566
Commitments and contingent liabilities (Note 14)	—
Net assets	$38,565,167

Net assets consist of:
Paid in capital	$39,060,682
Undistributed net investment income	436,940
Accumulated net realized loss on investments	(1,637,451)
Net unrealized appreciation on investments	704,996
Net assets	$38,565,167
Capital shares outstanding	2,448,553
Net asset value per share	$15.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$714,344
Dividends from securities of unaffiliated issuers	116,204
Interest	1,974
Total investment income	832,522

Expenses:
Management fees	286,334
Transfer agent/maintenance fees	23,081
Fund accounting/administration fees	34,880
Trustees’ fees*	10,979
Line of credit fees	5,607
Custodian fees	716
Miscellaneous	33,985
Total expenses	395,582
Net investment income	436,940

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	314,549
Investments in affiliated issuers	(3,602)
Swap agreements	1,159,721
Futures contracts	(4,413)
Net realized gain	1,466,255
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	179,448
Investments in affiliated issuers	212,199
Swap agreements	799,917
Futures contracts	(16,114)
Net change in unrealized appreciation (depreciation)	1,175,450
Net realized and unrealized gain	2,641,705
Net increase in net assets resulting from operations	$3,078,645

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$436,940	$198,923
Net realized gain on investments	1,466,255	2,975,808
Net change in unrealized appreciation (depreciation) on investments	1,175,450	(1,215,217)
Net increase in net assets resulting from operations	3,078,645	1,959,514

Distributions to shareholders from:
Net investment income	(201,372)	(392,674)
Net realized gains	(1,396,565)	(2,676,505)
Total distributions to shareholders	(1,597,937)	(3,069,179)

Capital share transactions:
Proceeds from sale of shares	4,941,960	9,360,101
Distributions reinvested	1,597,937	3,069,179
Cost of shares redeemed	(9,633,921)	(8,083,305)
Net increase (decrease) from capital share transactions	(3,094,024)	4,345,975
Net increase (decrease) in net assets	(1,613,316)	3,236,310

Net assets:
Beginning of year	40,178,483	36,942,173
End of year	$38,565,167	$40,178,483
Undistributed net investment income at end of year	$436,940	$201,372

Capital share activity:
Shares sold	324,196	604,897
Shares issued from reinvestment of distributions	104,372	200,338
Shares redeemed	(638,856)	(517,974)
Net increase (decrease) in shares	(210,288)	287,261

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$15.11	$15.58	$13.52	$10.54	$9.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.08	.15	.04	.07
Net gain (loss) on investments (realized and unrealized)	1.13	.79	1.91	2.94	.95
Total from investment operations	1.30	.87	2.06	2.98	1.02
Less distributions from:
Net investment income	(.08)	(.17)	—	—	—
Net realized gains	(.58)	(1.17)	—	—	—
Total distributions	(.66)	(1.34)	—	—	—
Net asset value, end of period	$15.75	$15.11	$15.58	$13.52	$10.54

Total Return[b]	8.72%	5.49%	15.24%	28.27%	10.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,565	$40,178	$36,942	$40,417	$36,244
Ratios to average net assets:
Net investment income (loss)	1.14%	0.52%	1.05%	0.33%	0.63%
Total expenses[c]	1.04%	1.15%	1.18%	1.10%	1.01%
Net expenses	1.04%	1.15%	1.16%[d]	1.10%	1.01%
Portfolio turnover rate	42%	65%	96%	247%	187%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net Expense information reflects ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

MANAGER’S COMMENTARY (Unaudited)	December 31, 2016

To Our Shareholders:

The Series Z (Alpha Opportunity Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Vice President and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the fiscal year ended December 31, 2016.

For the one year period ended December 31, 2016, the Series Z (Alpha Opportunity Series) returned 12.79%, compared with the 11.96% return of its benchmark, the S&P 500 Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was 0.98%.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Performance Review

On average during the period, the Fund held about 140% of assets in long securities, and 100% short–for an average net-dollar exposure of 40%. The realized net beta (sensitivity of monthly Fund returns to broad market moves) averaged around 0.17 during the year. This low realized beta is partly by design (the Fund target net beta ranged in the 0.10 to 0.30 during the trailing year) and partly due to some significant alpha being produced during the January 2016 market drop (when the Fund ended with gains while the broad market declined more than 5%). For the period, the long positions averaged a return of +21.1%, compared to the Russell 3000 index return of 12.7%, providing the bulk of the alpha. Short positions averaged a return of +12.6%, contributing a sliver of alpha by producing slightly below market returns while hedging out the bulk of the market risk.

The year started on a sour note – with markets negatively digesting China growth and devaluation fears at the same time as the Fed began its rate increases with the first Fed Funds rate adjustment in a nine years. On top of that, Saudi Arabia continued to open its oil spigots wide to purposely drive oil prices down to hurt U.S. energy sector investment. All these macro factors created a risk-off market reaction spanning economically sensitive sectors, credit spreads in bonds, and any emerging market or natural resources based economy. In that environment, any tilt towards higher quality and lower volatility businesses paid off tremendously. The Fund’s tilt towards defensive sectors (Consumer Staples, Utilities, Telecom, and Health Care), close to zero net exposure in Energy, and net short in Materials–all paid off during the first few months of the year. In the midst of these large market moves–we began removing some of the large profitable Materials short trades (mining names in particular) as their stocks began trading at option-like valuations. That is–with heightened credit risk fears, the equity portion of their capital structure had in many cases become so small in relation to debt that the market was assuming many of the names would go bust. That risk reduction after a profitable directional move helped us avoid giving back the alpha from the beginning of the year when economies, oil, and credit spreads all rallied in a massive way during spring and summer.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2016

During the final six months of the fiscal year, markets were driven by both election news, as well as a broad global positive turn in economic indicators. The election season drove a few sectors, particularly health care losses and flattish returns for banks and insurance firms, under the assumption of a Democratic presidential win and possible Congress sweep. When the presidential and congressional election results surprised the markets, our value tilt, slight net long exposure, and exposures to rising rate industries kicked in with above average contributions.

Derivatives in the Fund are used only to take an equity long or short position above 100% of NAV (that is, to increase leverage). Long side average exposure was 140% for the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Long Holdings (% of Total Net Assets)
Verizon Communications, Inc.	1.5%
Edison International	1.5%
CVS Health Corp.	1.5%
Wal-Mart Stores, Inc.	1.5%
Tyson Foods, Inc. — Class A	1.4%
Oracle Corp.	1.4%
FirstEnergy Corp.	1.3%
Kimberly-Clark Corp.	1.2%
Exelon Corp.	1.2%
UGI Corp.	1.2%
Top Ten Total	13.7%

“Ten Largest Long Holdings” excludes any temporary cash or derivative investments.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2016†

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	12.79%	11.25%	7.72%
Morningstar Long/Short Equity Category Average	0.98%	4.86%	3.89%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS	December 31, 2016
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

COMMON STOCKS† - 96.0%

Consumer, Non-cyclical - 26.7%
Tyson Foods, Inc. — Class A1	2,997	$184,855
Kimberly-Clark Corp.	1,431	163,306
Express Scripts Holding Co.*,1	2,274	156,428
HCA Holdings, Inc.*,1	1,942	143,747
Deluxe Corp.[2]	1,715	122,811
DaVita, Inc.*,1	1,599	102,656
ManpowerGroup, Inc.[2]	1,103	98,024
JM Smucker Co.[1]	757	96,941
AbbVie, Inc.[1]	1,531	95,872
Sanderson Farms, Inc.[2]	1,008	94,994
Danaher Corp.[1]	1,217	94,731
Laboratory Corporation of America Holdings*	717	92,049
Johnson & Johnson	783	90,209
Quest Diagnostics, Inc.[1]	908	83,445
Pfizer, Inc.	2,393	77,725
Ingredion, Inc.[2]	579	72,351
Universal Corp.	1,133	72,229
Flowers Foods, Inc.	3,614	72,172
Medtronic plc	962	68,523
Darling Ingredients, Inc.*,2	5,270	68,036
SpartanNash Co.[2]	1,714	67,772
Whole Foods Market, Inc.	2,168	66,688
General Mills, Inc.	1,067	65,909
AmerisourceBergen Corp. — Class A1	828	64,741
United Therapeutics Corp.*,2	451	64,687
Hormel Foods Corp.	1,835	63,876
Sysco Corp.[1]	1,117	61,848
Total System Services, Inc.	1,261	61,826
Robert Half International, Inc.[2]	1,223	59,658
Dr Pepper Snapple Group, Inc.[1]	654	59,298
Baxter International, Inc.	1,265	56,090
MEDNAX, Inc.*	826	55,061
Magellan Health, Inc.*	720	54,180
Charles River Laboratories International, Inc.*,2	676	51,504
H&R Block, Inc.	2,240	51,498
United Natural Foods, Inc.*	1,078	51,442
Post Holdings, Inc.*	634	50,967
Becton Dickinson and Co.	307	50,824
United Rentals, Inc.*	467	49,306
HealthSouth Corp.	1,138	46,931
Zimmer Biomet Holdings, Inc.[1]	448	46,234
Chemed Corp.[2]	273	43,792
Air Methods Corp.*,2	1,351	43,029
Hill-Rom Holdings, Inc.	724	40,645
Cambrex Corp.*	749	40,409
Endo International plc*	2,450	40,352
Henry Schein, Inc.*,2	262	39,748
Cempra, Inc.*	10,500	29,400
Total Consumer, Non-cyclical		3,528,819

Financial - 14.1%
Aflac, Inc.[1]	2,230	155,208
RenaissanceRe Holdings Ltd.	1,108	150,932
Old Republic International Corp.[2]	5,573	105,887
Equity Residential	1,389	89,396
State Street Corp.[1]	1,141	88,679
Discover Financial Services[1]	1,219	87,878
Federated Investors, Inc. — Class B	2,912	82,351
Aspen Insurance Holdings Ltd.[2]	1,375	75,625
Prudential Financial, Inc.[1]	723	75,235
Interactive Brokers Group, Inc. — Class A1	2,044	74,626
Franklin Resources, Inc.	1,866	73,857
MetLife, Inc.[1]	1,206	64,991
Visa, Inc. — Class A	824	64,288
Selective Insurance Group, Inc.[2]	1,344	57,859
American Financial Group, Inc.	656	57,807
Hanover Insurance Group, Inc.[2]	601	54,697
Citigroup, Inc.	904	53,725
Ameriprise Financial, Inc.[1]	476	52,807
Cullen/Frost Bankers, Inc.	548	48,350
Fifth Third Bancorp	1,751	47,225
Omega Healthcare Investors, Inc.	1,509	47,171
Wells Fargo & Co.	849	46,788
CNO Financial Group, Inc.[2]	2,438	46,688
Unum Group	976	42,876
Piedmont Office Realty Trust, Inc. — Class A	1,956	40,900
Jones Lang LaSalle, Inc.	396	40,012
Capital One Financial Corp.	446	38,909
Irish Bank Resolution Corporation Ltd.†††	16,638	—
Total Financial		1,864,767

Technology - 13.0%
Oracle Corp.[1]	4,792	184,252
Intel Corp.[1]	3,952	143,339
International Business Machines Corp.[1]	840	139,432
Apple, Inc.[1]	1,163	134,699
CA, Inc.[1]	3,726	118,375
HP, Inc.[1]	6,767	100,422
NetApp, Inc.[1]	2,372	83,660
Broadridge Financial Solutions, Inc.	1,206	79,958
CACI International, Inc. — Class A*,2	524	65,133
NCR Corp.*	1,598	64,815
Activision Blizzard, Inc.[1]	1,782	64,348
Science Applications International Corp.[2]	747	63,346
Convergys Corp.[2]	2,521	61,916
Skyworks Solutions, Inc.[1]	813	60,699
Jack Henry & Associates, Inc.	640	56,819
Cerner Corp.*,1	1,187	56,228
Fidelity National Information Services, Inc.	579	43,796
Seagate Technology plc	1,122	42,827
VeriFone Systems, Inc.*	2,325	41,222
Sykes Enterprises, Inc.*,2	1,406	40,577
Allscripts Healthcare Solutions, Inc.*	3,870	39,513
Icad, Inc.*,2	7,269	23,515
Total Technology		1,708,891

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Industrial - 12.5%
Arrow Electronics, Inc.*,2	1,408	$100,390
Huntington Ingalls Industries, Inc.[2]	540	99,463
TE Connectivity Ltd.[1]	1,420	98,378
Timken Co.[2]	2,402	95,359
Stanley Black & Decker, Inc.	697	79,939
Fluor Corp.	1,435	75,366
Saia, Inc.*,2	1,639	72,362
Ingersoll-Rand plc	953	71,513
ITT, Inc.	1,794	69,194
Harris Corp.	659	67,528
United Parcel Service, Inc. — Class B	565	64,772
Sanmina Corp.*,2	1,697	62,194
Crane Co.[2]	846	61,014
Boeing Co.[1]	387	60,248
Vishay Intertechnology, Inc.[2]	3,714	60,167
Barnes Group, Inc.[2]	1,231	58,374
ArcBest Corp.[2]	2,102	58,120
Methode Electronics, Inc.	1,400	57,890
Applied Industrial Technologies, Inc.[2]	943	56,014
Keysight Technologies, Inc.*	1,480	54,124
Trinity Industries, Inc.[2]	1,803	50,051
Federal Signal Corp.[2]	3,163	49,374
Norfolk Southern Corp.	382	41,283
Waters Corp.*	300	40,317
Werner Enterprises, Inc.[2]	1,490	40,156
Total Industrial		1,643,590

Consumer, Cyclical - 12.2%
CVS Health Corp.[1]	2,553	201,457
Wal-Mart Stores, Inc.[1]	2,813	194,435
UniFirst Corp.[2]	894	128,423
Alaska Air Group, Inc.[1]	1,176	104,346
Southwest Airlines Co.	1,966	97,985
Hawaiian Holdings, Inc.*	1,658	94,506
JetBlue Airways Corp.*	3,847	86,250
Walgreens Boots Alliance, Inc.[1]	1,008	83,422
Herman Miller, Inc.	2,334	79,823
Big Lots, Inc.	1,378	69,189
Children’s Place, Inc.	647	65,314
Delphi Automotive plc[1]	922	62,097
Brinker International, Inc.	1,184	58,644
American Airlines Group, Inc.[1]	1,164	54,347
Foot Locker, Inc.	713	50,545
Cooper-Standard Holdings, Inc.*	460	47,555
Allegiant Travel Co. — Class A	272	45,261
Nordstrom, Inc.	897	42,993
Brunswick Corp.	731	39,869
Total Consumer, Cyclical		1,606,461

Utilities - 11.9%
Edison International[2]	2,804	201,860
FirstEnergy Corp.[2]	5,415	167,703
Exelon Corp.	4,516	160,273
UGI Corp.[2]	3,399	156,626
Ameren Corp.[1]	2,784	146,049
American Electric Power Company, Inc.[1]	2,066	130,075
WEC Energy Group, Inc.[1]	2,080	121,992
Duke Energy Corp.[1]	1,233	95,705
Southwest Gas Holdings, Inc.	1,116	85,508
Xcel Energy, Inc.[1]	2,002	81,481
AES Corp.	6,157	71,544
Pinnacle West Capital Corp.	738	57,586
Hawaiian Electric Industries, Inc.	1,623	53,673
National Fuel Gas Co.	730	41,347
Total Utilities		1,571,422

Communications - 5.6%
Verizon Communications, Inc.[1]	3,824	204,124
eBay, Inc.*,1	3,889	115,465
VeriSign, Inc.*	1,451	110,378
Discovery Communications, Inc. — Class A*,2	3,509	96,182
AMC Networks, Inc. — Class A*,2	1,525	79,819
Comcast Corp. — Class A1	1,024	70,707
Juniper Networks, Inc.	2,133	60,277
Total Communications		736,952

Total Common Stocks
(Cost $11,796,743)		12,660,902

SHORT-TERM INVESTMENTS† - 6.1%
Goldman Sachs Financial Square Treasury Instruments Fund 0.35%[3]	809,911	809,911
Total Short-Term Investments
(Cost $809,911)		809,911

Total Investments - 102.1%
(Cost $12,606,654)		$13,470,813

COMMON STOCKS SOLD SHORT† - (13.9)%

Consumer, Non-cyclical - (0.6)%
Cantel Medical Corp.	499	(39,296)
Monro Muffler Brake, Inc.	730	(41,756)
Total Consumer, Non-cyclical		(81,052)

Communications - (0.7)%
Amazon.com, Inc.*	119	(89,235)

Industrial - (0.9)%
Louisiana-Pacific Corp.*	2,554	(48,347)
EnPro Industries, Inc.	947	(63,790)
Total Industrial		(112,137)

Consumer, Cyclical - (2.0)%
Crocs, Inc.*	5,605	(38,450)
Popeyes Louisiana Kitchen, Inc.*	700	(42,336)
Pool Corp.	498	(51,961)
Papa John’s International, Inc.	651	(55,713)
LKQ Corp.*	2,416	(74,051)
Total Consumer, Cyclical		(262,511)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Basic Materials - (2.4)%
NewMarket Corp.	112	$(47,470)
Sensient Technologies Corp.	1,650	(129,658)
Royal Gold, Inc.	2,107	(133,478)
Total Basic Materials		(310,606)

Technology - (2.8)%
CommVault Systems, Inc.*	962	(49,447)
Medidata Solutions, Inc.*	1,327	(65,912)
Silicon Laboratories, Inc.*	1,017	(66,105)
Ultimate Software Group, Inc.*	377	(68,746)
Cypress Semiconductor Corp.	10,447	(119,514)
Total Technology		(369,724)

Financial - (4.5)%
Safety Insurance Group, Inc.	533	(39,282)
American Assets Trust, Inc.	936	(40,323)
Life Storage, Inc.	475	(40,499)
Liberty Property Trust	1,062	(41,949)
EastGroup Properties, Inc.	754	(55,675)
Glacier Bancorp, Inc.	1,565	(56,700)
Community Bank System, Inc.	931	(57,526)
Webster Financial Corp.	1,582	(85,871)
Federal Realty Investment Trust	652	(92,656)
Associated Banc-Corp.	3,812	(94,155)
Total Financial		(604,636)

Total Common Stocks Sold Short
(Proceeds $1,571,261)		(1,829,901)
Total Securities Sold Short- (13.9)%
(Proceeds $1,571,261)		$(1,829,901)
Other Assets & Liabilities, net - 11.8%		1,551,425
Total Net Assets - 100.0%		$13,192,337

	Units	Unrealized Gain (Loss)

OTC EQUITY SWAP AGREEMENTS SOLD SHORT††
Morgan Stanley February 2017 Alpha Opportunity Portfolio Short Custom Basket Swap 0.31%[5] , Terminating 02/03/17 (Notional Value $11,230,852)		$(845,661)
OTC EQUITY SWAP AGREEMENTS††
Morgan Stanley February 2017 Alpha Opportunity Portfolio Long Custom Basket Swap 1.11%[4] , Terminating 02/03/17 (Notional Value $6,100,793)		$632,489

	Shares	Unrealized Gain

CUSTOM BASKET OF LONG SECURITIES[4]
InterDigital, Inc.	1,316	60,490
WellCare Health Plans, Inc.*	801	47,514
United Continental Holdings, Inc.*	1,243	29,248
EMCOR Group, Inc.	1,145	27,885
Cisco Systems, Inc.	5,665	25,153
Teradyne, Inc.	3,289	21,633
Principal Financial Group, Inc.	1,064	21,357
UnitedHealth Group, Inc.	630	20,538
Delta Air Lines, Inc.	2,501	20,044
SYNNEX Corp.	549	20,003
CenterPoint Energy, Inc.	7,099	18,967
Energizer Holdings, Inc.	1,685	18,278
Wabash National Corp.	3,625	16,973
Everest Re Group Ltd.	681	16,891
Lincoln National Corp.	621	16,480
Scripps Networks Interactive, Inc. — Class A	1,750	16,118
Conagra Brands, Inc.	3,394	15,945
Western Union Co.	5,562	15,233
Cummins, Inc.	1,050	15,002
Synchrony Financial	1,487	11,943
AECOM*	1,447	11,671
F5 Networks, Inc.*	530	11,565
McKesson Corp.	532	11,367
WR Berkley Corp.	680	11,043
Travelers Companies, Inc.	1,033	10,603
IPG Photonics Corp.*	585	10,326
CSX Corp.	1,720	9,593
Northern Trust Corp.	641	9,338
Textron, Inc.	998	8,995
Archer-Daniels-Midland Co.	2,493	8,490
Telephone & Data Systems, Inc.	4,044	8,042
Motorola Solutions, Inc.	1,216	7,941
Owens & Minor, Inc.	2,883	7,554
Wyndham Worldwide Corp.	649	7,152
Best Buy Co., Inc.	1,623	6,919
Hartford Financial Services Group, Inc.	974	6,519
Allstate Corp.	1,048	6,148
Fiserv, Inc.*	986	6,074
Carlisle Companies, Inc.	883	5,569
BorgWarner, Inc.	1,170	5,297
Public Service Enterprise Group, Inc.	2,134	5,261
Progressive Corp.	1,953	5,168
Cognizant Technology Solutions Corp. — Class A*	853	4,657
Texas Instruments, Inc.	1,455	4,625
Entergy Corp.	1,290	4,577
Kroger Co.	2,428	3,860
DST Systems, Inc.	606	3,858
Teradata Corp.*	1,804	3,776
Hologic, Inc.*	1,147	3,690
TRI Pointe Group, Inc.*	3,752	3,423
Target Corp.	1,037	2,885
Cal-Maine Foods, Inc.	1,730	2,885
PPL Corp.	3,930	2,437
Interpublic Group of Companies, Inc.	1,957	2,419

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Unrealized Gain (Loss)

Bed Bath & Beyond, Inc.	2,635	$2,160
Biogen, Inc.*	165	1,746
Masco Corp.	2,231	1,251
Molina Healthcare, Inc.*	1,218	1,200
Casey’s General Stores, Inc.	391	(208)
PepsiCo, Inc.	778	(217)
Amgen, Inc.	1,150	(1,222)
Procter & Gamble Co.	1,040	(1,581)
Philip Morris International, Inc.	492	(2,079)
Consolidated Edison, Inc.	2,017	(3,324)
Cardinal Health, Inc.	1,864	(3,762)
Mallinckrodt plc*	768	(3,769)
Pitney Bowes, Inc.	4,374	(6,803)
Merck & Company, Inc.	1,509	(6,810)
Ford Motor Co.	6,526	(7,084)
Michael Kors Holdings Ltd.*	1,392	(9,516)
Gilead Sciences, Inc.	1,735	(19,513)
Total Custom Basket of Long Securities		619,891

CUSTOM BASKET OF SHORT SECURITIES[5]
Hanesbrands, Inc.	(2,502)	23,447
TripAdvisor, Inc.*	(987)	17,633
Mattel, Inc.	(3,155)	13,511
International Flavors & Fragrances, Inc.	(858)	13,003
Fortinet, Inc.*	(1,339)	6,496
Simon Property Group, Inc.	(280)	6,052
American Tower Corp. — Class A	(639)	6,017
Crown Castle International Corp.	(1,310)	5,988
Sempra Energy	(1,145)	5,291
Wynn Resorts Ltd.	(437)	5,245
Realty Income Corp.	(1,069)	4,843
Red Hat, Inc.*	(716)	4,498
Healthcare Realty Trust, Inc.	(1,660)	4,394
Newell Brands, Inc.	(1,419)	4,267
MarketAxess Holdings, Inc.	(248)	3,711
salesforce.com, Inc.*	(673)	3,662
Extra Space Storage, Inc.	(597)	3,507
Allegion plc	(618)	3,247
Expedia, Inc.	(442)	2,790
NIKE, Inc. — Class B	(1,940)	2,576
FactSet Research Systems, Inc.	(260)	2,441
Buffalo Wild Wings, Inc.*	(341)	2,324
Cintas Corp.	(436)	2,237
NiSource, Inc.	(2,469)	2,050
American Campus Communities, Inc.	(1,984)	1,734
Fastenal Co.	(1,249)	1,417
Global Payments, Inc.	(605)	1,250
Ligand Pharmaceuticals, Inc. — Class B*	(374)	1,239
Home Depot, Inc.	(569)	1,171
Facebook, Inc. — Class A*	(337)	1,065
Bemis Company, Inc.	(1,079)	1,012
Healthcare Services Group, Inc.	(1,781)	923
Loews Corp.	(1,883)	851
Washington Federal, Inc.	(1,940)	669
International Paper Co.	(1,061)	571
Innospec, Inc.	(632)	545
SCANA Corp.	(915)	510
U.S. Bancorp	(1,501)	483
Quaker Chemical Corp.	(489)	446
Priceline Group, Inc.*	(34)	379
Electronics for Imaging, Inc.*	(905)	325
Acadia Realty Trust	(1,381)	257
Aqua America, Inc.	(1,540)	214
AptarGroup, Inc.	(786)	132
Sealed Air Corp.	(2,136)	115
Prologis, Inc.	(1,333)	14
HCP, Inc.	(1,463)	(2)
Communications Sales & Leasing, Inc.	(1,588)	(14)
PPG Industries, Inc.	(510)	(46)
Equinix, Inc.	(368)	(174)
Commerce Bancshares, Inc.	(1,187)	(189)
Tyler Technologies, Inc.*	(284)	(234)
Orbital ATK, Inc.	(488)	(344)
Atmos Energy Corp.	(1,356)	(362)
Provident Financial Services, Inc.	(1,425)	(367)
Ross Stores, Inc.	(1,169)	(568)
Citizens Financial Group, Inc.	(1,142)	(602)
BB&T Corp.	(1,433)	(652)
Weyerhaeuser Co.	(2,027)	(745)
New Jersey Resources Corp.	(2,591)	(808)
Trustmark Corp.	(1,884)	(827)
Duke Realty Corp.	(2,737)	(966)
Kilroy Realty Corp.	(670)	(1,079)
National Retail Properties, Inc.	(1,017)	(1,108)
Digital Realty Trust, Inc.	(426)	(1,184)
BlackRock, Inc. — Class A	(103)	(1,263)
CoreSite Realty Corp.	(958)	(1,278)
First Industrial Realty Trust, Inc.	(3,967)	(1,330)
STERIS plc	(691)	(1,420)
Adobe Systems, Inc.*	(426)	(1,430)
UDR, Inc.	(1,494)	(1,602)
Align Technology, Inc.*	(413)	(1,942)
Flowserve Corp.	(850)	(2,044)
Chuy’s Holdings, Inc.*	(1,189)	(2,249)
O’Reilly Automotive, Inc.*	(300)	(2,342)
Intercontinental Exchange, Inc.	(1,028)	(2,383)
Corning, Inc.	(1,638)	(2,584)
Taubman Centers, Inc.	(1,076)	(2,706)
Netflix, Inc.*	(345)	(2,849)
Belmond Ltd. — Class A*	(3,886)	(3,055)
Bottomline Technologies de, Inc.*	(1,635)	(3,112)
Four Corners Property Trust, Inc.	(1,994)	(3,130)
Tiffany & Co.	(617)	(3,137)
Alexander & Baldwin, Inc.	(914)	(3,664)
Ecolab, Inc.	(1,396)	(3,734)
McDonald’s Corp.	(524)	(3,788)
Core-Mark Holding Company, Inc.	(1,317)	(4,053)
Alexandria Real Estate Equities, Inc.	(937)	(4,127)
Tractor Supply Co.	(1,269)	(4,163)
MDC Holdings, Inc.	(2,489)	(4,205)
DCT Industrial Trust, Inc.	(1,454)	(4,487)
Texas Roadhouse, Inc. — Class A	(1,329)	(4,614)
General Electric Co.	(3,617)	(4,640)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Unrealized Loss

Education Realty Trust, Inc.	(1,636)	$(4,674)
Starbucks Corp.	(1,961)	(4,793)
Dominion Resources, Inc.	(1,648)	(5,058)
Deltic Timber Corp.	(1,044)	(5,211)
Essex Property Trust, Inc.	(387)	(5,291)
Royal Caribbean Cruises Ltd.	(496)	(5,422)
Five Below, Inc.*	(1,466)	(5,644)
Cheesecake Factory, Inc.	(999)	(5,662)
Public Storage	(379)	(5,704)
Trimble, Inc.*	(1,387)	(5,844)
CME Group, Inc. — Class A	(914)	(5,852)
Alliant Energy Corp.	(2,942)	(5,930)
Advance Auto Parts, Inc.	(299)	(6,131)
Donaldson Company, Inc.	(1,077)	(6,889)
Air Products & Chemicals, Inc.	(669)	(6,963)
Panera Bread Co. — Class A*	(530)	(6,998)
Domino’s Pizza, Inc.	(413)	(7,392)
RPM International, Inc.	(1,825)	(7,959)
Marriott Vacations Worldwide Corp.	(539)	(7,989)
Compass Minerals International, Inc.	(1,524)	(8,689)
American International Group, Inc.	(1,067)	(8,873)
Allegheny Technologies, Inc.	(3,589)	(9,073)
Lexington Realty Trust	(3,937)	(9,084)
Take-Two Interactive Software, Inc.*	(1,475)	(9,248)
Lithia Motors, Inc. — Class A	(805)	(9,379)
West Pharmaceutical Services, Inc.	(924)	(9,506)
Group 1 Automotive, Inc.	(574)	(9,628)
S&P Global, Inc.	(452)	(9,690)
Douglas Emmett, Inc.	(2,079)	(9,980)
Bank of the Ozarks, Inc.	(1,040)	(10,084)
Financial Engines, Inc.	(1,408)	(10,284)
Vornado Realty Trust	(706)	(10,689)
Old National Bancorp	(2,888)	(10,822)
Eagle Materials, Inc.	(671)	(10,830)
Ulta Salon Cosmetics & Fragrance, Inc.*	(251)	(11,224)
Bio-Rad Laboratories, Inc. — Class A*	(516)	(11,317)
Deere & Co.	(554)	(11,427)
Scotts Miracle-Gro Co. — Class A	(1,402)	(12,274)
Sterling Bancorp	(2,039)	(12,738)
Mercury General Corp.	(973)	(12,839)
MB Financial, Inc.	(1,561)	(13,627)
CF Industries Holdings, Inc.	(1,814)	(13,860)
BancorpSouth, Inc.	(1,759)	(13,900)
Jack in the Box, Inc.	(539)	(14,376)
Dunkin’ Brands Group, Inc.	(1,909)	(14,448)
Copart, Inc.*	(1,176)	(14,649)
Fulton Financial Corp.	(3,334)	(14,814)
New York Community Bancorp, Inc.	(10,136)	(15,434)
First Horizon National Corp.	(3,897)	(15,731)
Autodesk, Inc.*	(1,576)	(15,741)
South Jersey Industries, Inc.	(1,950)	(16,062)
Wendy’s Co.	(6,256)	(16,825)
Semtech Corp.*	(1,579)	(16,856)
US Concrete, Inc.*	(1,081)	(17,169)
Freeport-McMoRan, Inc.*	(5,919)	(17,343)
Goldman Sachs Group, Inc.	(353)	(18,131)
Bob Evans Farms, Inc.	(1,185)	(18,224)
PTC, Inc.*	(1,818)	(18,274)
Leucadia National Corp.	(2,898)	(20,090)
NVIDIA Corp.	(675)	(23,141)
Vulcan Materials Co.	(1,386)	(23,553)
People’s United Financial, Inc.	(7,026)	(23,724)
FMC Corp.	(2,171)	(24,821)
Balchem Corp.	(1,164)	(28,407)
Itron, Inc.*	(999)	(29,384)
United States Steel Corp.	(2,335)	(31,738)
Martin Marietta Materials, Inc.	(762)	(33,518)
CarMax, Inc.*	(1,791)	(34,789)
Total Custom Basket of Short Securities		(818,763)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity swap collateral at December 31, 2016.
[2]	All or a portion of this security is pledged as short security collateral at December 31, 2016.
[3]	Rate indicated is the 7 day yield as of December 31, 2016.
[4]	Total Return is based on the return of custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2016.
[5]	Total Return is based on the return of custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
SERIES Z (ALPHA OPPORTUNITY SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$12,660,902	$—	$—	$—	$12,660,902
Equity Index Swap Agreements	—	—	632,489	—	632,489
Short-Term Investments	809,911	—	—	—	809,911
Total	$13,470,813	$—	$632,489	$—	$14,103,302

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$1,829,901	$—	$—	$—	$1,829,901
Equity Index Swap Agreements	—	—	845,661	—	845,661
Total	$1,829,901	$—	$845,661	$—	$2,675,562

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $12,606,654)	$13,470,813
Segregated cash with broker	1,836,175
Unrealized appreciation on swap agreements	632,489
Prepaid expenses	3,802
Receivables:
Swap settlement	41,045
Fund shares sold	319
Dividends	15,784
Other assets	239
Total assets	16,000,666

Liabilities:
Securities sold short, at value (proceeds $1,571,261)	1,829,901
Unrealized depreciation on swap agreements	845,661
Overdraft due to custodian bank	251
Payable for:
Management fees	51,357
Securities purchased	28,029
Fund accounting/administration fees	4,473
Trustees’ fees*	4,424
Transfer agent/maintenance fees	2,108
Fund shares redeemed	253
Miscellaneous	41,872
Total liabilities	2,808,329
Commitments and contingent liabilities (Note 14)	—
Net assets	$13,192,337

Net assets consist of:
Paid in capital	$12,707,868
Undistributed net investment income	172,127
Accumulated net realized loss on investments	(80,005)
Net unrealized appreciation on investments	392,347
Net assets	$13,192,337
Capital shares outstanding	705,497
Net asset value per share	$18.70

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends	$223,225
Interest	1,278
Total investment income	224,503

Expenses:
Management fees	183,050
Transfer agent/maintenance fees	23,088
Fund accounting/administration fees	25,254
Short sales dividend expense	55,388
Printing expense	19,174
Prime broker interest expense	18,683
Trustees’ fees*	10,440
Custodian fees	7,355
Miscellaneous	34,408
Total expenses	376,840
Net investment loss	(152,337)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	888,215
Swap agreements	(361,892)
Securities sold short	(90,922)
Net realized gain	435,401
Net change in unrealized appreciation (depreciation) on:
Investments	1,418,144
Securities sold short	(194,095)
Swap agreements	27,232
Net change in unrealized appreciation (depreciation)	1,251,281
Net realized and unrealized gain	1,686,682
Net increase in net assets resulting from operations	$1,534,345

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(152,337)	$(282,580)
Net realized gain on investments	435,401	651,047
Net change in unrealized appreciation (depreciation) on investments	1,251,281	(1,024,889)
Net increase (decrease) in net assets resulting from operations	1,534,345	(656,422)

Distributions to shareholders from:
Net realized gains	—	(4,910,631)
Total distributions to shareholders	—	(4,910,631)

Capital share transactions:
Proceeds from sale of shares	1,222,864	1,135,619
Distributions reinvested	—	4,910,631
Cost of shares redeemed	(2,113,031)	(3,542,147)
Net increase (decrease) from capital share transactions	(890,167)	2,504,103
Net increase (decrease) in net assets	644,178	(3,062,950)

Net assets:
Beginning of year	12,548,159	15,611,109
End of year	$13,192,337	$12,548,159
Undistributed net investment income at end of year	$172,127	$240,404

Capital share activity:
Shares sold	70,252	57,194
Shares issued from reinvestment of distributions	—	291,605
Shares redeemed	(121,346)	(163,462)
Net increase (decrease) in shares	(51,094)	185,337

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$16.59	$27.33	$25.00	$19.55	$17.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.43)	(.43)	(.15)	(.08)
Net gain (loss) on investments (realized and unrealized)	2.32	(.69)	2.76	5.60	2.36
Payments by affiliates	—	—	—	—	.03 [b]
Total from investment operations	2.11	(1.12)	2.33	5.45	2.31
Less distributions from:
Net realized gains	—	(9.62)	—	—	—
Total distributions	—	(9.62)	—	—	—
Net asset value, end of period	$18.70	$16.59	$27.33	$25.00	$19.55

Total Return[c]	12.79%	(4.69%)	9.36%	27.83%	13.40%[b]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,192	$12,548	$15,611	$16,707	$15,571
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(2.03%)	(1.65%)	(0.69%)	(0.41%)
Total expenses	2.92%	3.54%	2.71%	3.03%	2.22%
Net expenses[d,e]	2.92%	3.46%	2.33%	2.44%	2.22%
Portfolio turnover rate	198%	446%	—	548%	720%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

For the year ended December 31, 2012, 0.17% of the Series total return consisted of a voluntary reimbursement by the Adviser for losses incurred during fund trading. Excluding the item, total return would have been 13.23% for the Series.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the net expense ratios for the periods presented would be:

12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
2.35%	2.35%	2.32%	2.35%	2.06%

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately. At December 31, 2016, the Trust consisted of fourteen funds.

This report covers the Series Series A (StylePlus—Large Core Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series) and Series Z (Alpha Opportunity Series) (the “Funds”), each a diversified investment company, with the exception of Series B (Large Cap Value Series) and Series Y (StylePlus—Large Growth Series), which are each a non-diversified investment company.

Guggenheim Investments (“GI”) provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of OTC swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement. A custom portfolio equity swap will be adjusted to include dividends accrued, financing charges and/or interest, as applicable, under the swap agreement.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2016.

D. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

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NOTES TO FINANCIAL STATEMENTS (continued)

E. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

H. Forward foreign currency exchange contracts change in value recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

I. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

J. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

K. Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

L. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2016, there were no earnings credits received.

M. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.55% at December 31, 2016.

N. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

O. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$1,499,634	$—
Series D (World Equity Income Series)	Hedge	—	19,916,907
Series J (StylePlus—Mid Growth Series)	Index exposure	1,595,909	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	24,287,385	1,289,087
Series X (StylePlus—Small Growth Series)	Index exposure	727,423	—
Series Y (StylePlus—Large Growth Series)	Index exposure	836,456	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$178,751,276	$—
Series J (StylePlus—Mid Growth Series)	Index exposure	121,762,295	—
Series X (StylePlus—Small Growth Series)	Index exposure	25,475,834	—
Series Y (StylePlus—Large Growth Series)	Index exposure	31,410,970	—
Series Z (Alpha Opportunity Series)	Hedge, Leverage	7,847,683	10,518,805

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Series P (High Yield Series)	Hedge	$5,093,915	$451,103

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Forward Foreign Currency Exchange Contracts	Total Value at December 31, 2016
Series A (StylePlus—Large Core Series)	$—	$6,394,335	$—	$—	$—	$6,394,335
Series D (World Equity Income Series)	—	—	542,919	—	—	542,919
Series J (StylePlus—Mid Growth Series)	—	266,722	—	—	—	266,722
Series N (Managed Asset Allocation Series)	1,604	—	3,005	—	—	4,609
Series P (High Yield Series)	—	—	—	—	24,366	24,366
Series X (StylePlus—Small Growth Series)	—	916,187	—	—	—	916,187
Series Y (StylePlus—Large Growth Series)	—	246,742	—	—	—	246,742
Series Z (Alpha Opportunity Series)	—	632,489	—	—	—	632,489

Liability Derivative Investments Value
	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Forward Foreign Currency Exchange Contracts	Total Value at December 31, 2016
Series J (StylePlus—Mid Growth Series)	$21,233	$283,832	$—	$—	$—	$305,065
Series N (Managed Asset Allocation Series)	162,590	—	4,011	54,711	—	221,312
Series P (High Yield Series)	—	—	—	—	7,284	7,284
Series X (StylePlus—Small Growth Series)	4,593	—	—	—	—	4,593
Series Y (StylePlus—Large Growth Series)	1,502	—	—	—	—	1,502
Series Z (Alpha Opportunity Series)	—	845,661	—	—	—	845,661

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contract	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Currency/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Currency/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
Series A (StylePlus—Large Core Series)	$73,021	$9,632,638	$—	$—	$—	$9,705,659
Series D (World Equity Income Series)	—	—	115,155	—	—	115,155
Series J (StylePlus—Mid Growth Series)	87,196	4,489,004	—	—	—	4,576,200
Series N (Managed Asset Allocation Series)	1,074,007	—	34,189	41,571	—	1,149,767
Series P (High Yield Series)	—	—	—	—	193,582	193,582
Series X (StylePlus—Small Growth Series)	75,998	127,254	—	—	—	203,252
Series Y (StylePlus—Large Growth Series)	(4,413)	1,159,721	—	—	—	1,155,308
Series Z (Alpha Opportunity Series)	—	(361,892)	—	—	—	(361,892)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Operations	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
Series A (StylePlus—Large Core Series)	$4,381	$9,377,987	$—	$—	$—	$9,382,368
Series D (World Equity Income Series)	—	—	542,919	—	—	542,919
Series J (StylePlus—Mid Growth Series)	(12,887)	2,750,216	—	—	—	2,737,329
Series N (Managed Asset Allocation Series)	(152,935)	—	11,992	(22,511)	—	(163,454)
Series P (High Yield Series)	—	—	—	—	(9,533)	(9,533)
Series X (StylePlus—Small Growth Series)	(27,399)	2,416,122	—	—	—	2,388,723
Series Y (StylePlus—Large Growth Series)	(16,114)	799,917	—	—	—	783,803
Series Z (Alpha Opportunity Series)	—	27,232	—	—	—	27,232

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies,

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NOTES TO FINANCIAL STATEMENTS (continued)

and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.50%
Series F (Floating Rate Strategies Series)	0.65%
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.65%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.95%
Series V (Mid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.85%
Series Y (StylePlus—Large Growth Series)	0.75%
Series Z (Alpha Opportunity Series)	1.25%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), and Series P (High Yield Series) have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/18
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/18
Series O (All Cap Value Series)	1.00%	11/30/12	05/01/18
Series P (High Yield Series)	1.07%	10/20/14	05/01/18
Series Z (Alpha Opportunity Series)	2.35%	11/30/12	05/01/18

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GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At December 31, 2016, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2017	Expires 2018	Expires 2019	Total
Series E (Total Return Bond Series)	$189,173	$220,171	$182,326	$591,670
Series F (Floating Rate Strategies Series)	36,089	52,144	18,770	107,003
Series O (All Cap Value Series)	—	—	—	—
Series P (High Yield Series)	14,814	30,918	30,120	75,852
Series Z (Alpha Opportunity Series)	37,727	11,875	—	49,602

For the year ended December 31, 2016, GI recouped the following amounts:

Fund	Amount
Series O (All Cap Value Series)	$3,755
Series Z (Alpha Opportunity Series)	21,953

If a Fund invests in an affiliated fund other than the Strategy Funds which pay no management fees, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year December 31, 2016, the following Fund waived advisory fees related to investments in affiliated funds.

Fund	Amount
Series E (Total Return Bond Series)	$37,944

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Series A (StylePlus—Large Core Series)	100%
Series B (Large Cap Value Series)	100%
Series D (World Equity Income Series)	99%
Series E (Total Return Bond Series)	70%
Series J (StylePlus—Mid Growth Series)	99%
Series N (Managed Asset Allocation Series)	98%
Series O (All Cap Value Series)	99%
Series P (High Yield Series)	76%
Series Q (Small Cap Value Series)	94%
Series V (Mid Cap Value Series)	98%
Series X (StylePlus-Small Growth Series)	98%
Series Y (StylePlus—Large Growth Series)	96%
Series Z (Alpha Opportunity Series)	100%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$6,394,335	$—	$6,394,335	$—	$6,394,355	$—
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	266,722	—	266,722	—	266,722	—
Series P (High Yield Series)	Forward foreign currency exchange contracts	24,366	—	24,366	2,486	—	21,880
Series X (StylePlus—Small Growth Series)	Swap equity contracts	916,187	—	916,187	—	916,187	—
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	246,742	—	246,742	—	246,742	—
Series Z (Alpha Opportunity Series)	Swap equity contracts	632,489	—	632,489	632,489	—	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	$283,832	$—	$283,832	$—	$—	$283,832
Series P (High Yield Series)	Forward foreign currency exchange contracts	7,284	—	7,284	2,486	—	4,798
Series Z (Alpha Opportunity Series)	Swap equity contracts	845,661	—	845,661	845,661	—	—

[1]	Exchange-traded futures are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2016, the following capital loss carryforward amounts were expired or used:

Fund	Expired	Utilized	Total
Series A (StylePlus—Large Core Series)	$—	$8,855,698	$8,855,698
Series B (Large Cap Value Series)	—	10,999,919	10,999,919
Series D (World Equity Income Series)	37,118,185	—	37,118,185
Series E (Total Return Bond Series)	—	989,257	989,257
Series J (StylePlus—Mid Growth Series)		5,262,620	5,262,620
Series X (StylePlus—Small Growth Series)	1,350,266	105,232	1,455,498
Series Y (StylePlus—Large Growth Series)	133,127	1,465,148	1,598,275
Series Z (Alpha Opportunity Series)	1,131,138	430,335	1,561,473

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$1,891,371	$2,234,605	$4,125,976
Series B (Large Cap Value Series)	4,101,267	3,255,199	7,356,466
Series D (World Equity Income Series)	4,893,739	—	4,893,739
Series E (Total Return Bond Series)	5,293,814	—	5,293,814
Series F (Floating Rate Strategies Series)	2,003,594	66,528	2,070,122
Series J (StylePlus—Mid Growth Series)	1,026,057	863,754	1,889,811
Series N (Managed Asset Allocation Series)	633,385	1,011,391	1,644,776
Series O (All Cap Value Series)	1,790,127	4,633,656	6,423,783
Series P (High Yield Series)	6,102,500	—	6,102,500
Series Q (Small Cap Value Series)	111,618	7,824,673	7,936,291
Series V (Mid Cap Value Series)	2,053,048	21,634,815	23,687,863
Series X (StylePlus—Small Growth Series)	1,663,755	309,723	1,973,478
Series Y (StylePlus—Large Growth Series)	1,069,061	528,876	1,597,937
Series Z (Alpha Opportunity Series)	—	—	—

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$20,903,046	$2,317,549	$23,220,595
Series B (Large Cap Value Series)	2,928,952	37,933,710	40,862,662
Series D (World Equity Income Series)	5,474,029	—	5,474,029
Series E (Total Return Bond Series)	2,550,797	—	2,550,797
Series F (Floating Rate Strategies Series)	1,637,353	30,834	1,668,187
Series J (StylePlus—Mid Growth Series)	12,182,643	950,341	13,132,984
Series N (Managed Asset Allocation Series)	538,173	—	538,173
Series O (All Cap Value Series)	1,281,376	16,826,249	18,107,625
Series P (High Yield Series)	8,426,705	1,226,164	9,652,869
Series Q (Small Cap Value Series)	176,778	18,343,396	18,520,174
Series V (Mid Cap Value Series)	2,218,484	37,389,651	39,608,135
Series X (StylePlus—Small Growth Series)	304,934	109,624	414,558
Series Y (StylePlus—Large Growth Series)	2,811,784	257,395	3,069,179
Series Z (Alpha Opportunity Series)	—	4,910,631	4,910,631

The tax character of distributable earnings/(accumulated losses) at December 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Net Unrealized Appreciation/(Depreciation)	Other Temporary Differences
Series A (StylePlus—Large Core Series)	$5,241,216	$804,516	$(8,648,924)	$8,958,612	$—
Series B (Large Cap Value Series)	3,482,075	7,255,270	(2,375,815)	48,938,049	—
Series D (World Equity Income Series)	4,759,868	—	(16,540,707)	7,828,102	—
Series E (Total Return Bond Series)	5,311,377	—	(6,586,955)	(1,969,553)	—
Series F (Floating Rate Strategies Series)	1,683,851	—	(469,037)	6,188	—
Series J (StylePlus—Mid Growth Series)	1,632,442	—	(9,045,652)	659,057	—
Series N (Managed Asset Allocation Series)	1,203,136	660,699	—	8,201,977	—
Series O (All Cap Value Series)	3,054,847	7,279,210	—	24,183,723	—
Series P (High Yield Series)	4,444,487	—	(3,198,235)	(1,107,350)	(71,792)
Series Q (Small Cap Value Series)	2,055,296	1,844,335	—	19,009,870	—
Series V (Mid Cap Value Series)	3,916,246	2,570,697	—	43,864,845	—
Series X (StylePlus—Small Growth Series)	268,704	—	(1,455,499)	1,422,278	—
Series Y (StylePlus—Large Growth Series)	436,940	—	(1,598,274)	665,819	—
Series Z (Alpha Opportunity Series)	—	—	—	484,410	—

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NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2016, capital loss carryforwards for the Funds were as follows:

			Unlimited
Fund	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Capital Loss Carryforward
Series A (StylePlus—Large Core Series)	$(8,648,924)	$—	$—	$—	$(8,648,924)
Series B (Large Cap Value Series)	(2,375,815)	—	—	—	(2,375,815)
Series D (World Equity Income Series)	(15,850,751)	—	(689,956)	—	(16,540,707)
Series E (Total Return Bond Series)	(6,226,799)	(360,156)	—	—	(6,586,955)
Series F (Floating Rate Strategies Series)	—	—	(19,419)	(449,618)	(469,037)
Series J (StylePlus—Mid Growth Series)	(9,045,652)	—	—	—	(9,045,652)
Series P (High Yield Series)	—	—	—	(3,198,235)	(3,198,235)
Series X (StylePlus—Small Growth Series)	(1,455,499)	—	—	—	(1,455,499)
Series Y (StylePlus—Large Growth Series)	(1,598,274)	—	—	—	(1,598,274)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, return of capital on investments, foreign currency gains and losses, bond premium/discount adjustments, bond bifurcation, accruals on defaulted bonds, short dividend expenses, REIT adjustments, PFIC adjustments, market discount reclasses, equity to debt sales adjustments, equalization accounting and CLO adjustments. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Series A (StylePlus—Large Core Series)	$—	$(27,470)	$27,470
Series B (Large Cap Value Series)	137,949	20,174	(158,123)
Series D (World Equity Income Series)	(37,118,185)	(20,369)	37,138,554
Series E (Total Return Bond Series)	—	1,308,974	(1,308,974)
Series F (Floating Rate Strategies Series)	(1)	(18,986)	18,987
Series J (StylePlus—Mid Growth Series)	(1)	—	1
Series N (Managed Asset Allocation Series)	254,128	2,056	(256,184)
Series O (All Cap Value Series)	1,074,778	—	(1,074,778)
Series P (High Yield Series)	(2)	(352,220)	352,222
Series Q (Small Cap Value Series)	568,930	(5,575)	(563,355)
Series V (Mid Cap Value Series)	1,848,812	—	(1,848,812)
Series X (StylePlus—Small Growth Series)	(1,350,266)	—	1,350,266
Series Y (StylePlus—Large Growth Series)	(133,127)	—	133,127
Series Z (Alpha Opportunity Series)	(1,330,146)	84,060	1,246,086

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Series A (StylePlus—Large Core Series)	$221,931,881	$3,751,904	$(1,187,627)	$2,564,277
Series B (Large Cap Value Series)	211,359,910	52,122,441	(3,184,392)	48,938,049
Series D (World Equity Income Series)	150,133,196	14,297,744	(6,439,552)	7,858,192
Series E (Total Return Bond Series)	126,775,226	2,724,841	(4,694,394)	(1,969,553)
Series F (Floating Rate Strategies Series)	57,860,689	373,693	(367,753)	5,940
Series J (StylePlus—Mid Growth Series)	166,122,282	2,081,922	(1,405,755)	676,167
Series N (Managed Asset Allocation Series)	44,511,237	8,538,827	(335,845)	8,202,982
Series O (All Cap Value Series)	104,302,500	26,438,447	(2,254,724)	24,183,723
Series P (High Yield Series)	101,647,094	2,604,373	(4,005,638)	(1,401,265)
Series Q (Small Cap Value Series)	88,554,612	22,521,107	(3,511,237)	19,009,870
Series V (Mid Cap Value Series)	204,828,879	51,604,132	(7,739,287)	43,864,845
Series X (StylePlus—Small Growth Series)	33,547,705	861,846	(355,755)	506,091
Series Y (StylePlus—Large Growth Series)	38,422,774	635,068	(215,990)	419,078
Series Z (Alpha Opportunity Series)	12,686,718	1,120,088	(335,993)	784,095

7. Securities Transactions

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$87,396,772	$89,293,674
Series B (Large Cap Value Series)	101,661,644	121,503,414
Series D (World Equity Income Series)	67,582,656	79,506,051
Series E (Total Return Bond Series)	66,639,211	67,554,127
Series F (Floating Rate Strategies Series)	26,610,665	28,592,058
Series J (StylePlus—Mid Growth Series)	93,302,814	79,028,978
Series N (Managed Asset Allocation Series)	3,224,761	5,748,979
Series O (All Cap Value Series)	54,702,152	69,189,005
Series P (High Yield Series)	80,705,623	64,440,658
Series Q (Small Cap Value Series)	61,842,875	67,224,287
Series V (Mid Cap Value Series)	127,442,320	134,730,717
Series X (StylePlus—Small Growth Series)	23,988,426	29,998,078
Series Y (StylePlus—Large Growth Series)	14,956,647	17,753,423
Series Z (Alpha Opportunity Series)	32,078,958	29,720,157

For the year ended December 31, 2016, the cost of purchases and proceeds from the sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$42,140,289	$38,046,633

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Series E (Total Return Bond Series)	$918,174	$26,016	$1,016
Series P (High Yield Series)	3,386,219	6,736,938	28,117

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended December 31, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 12/31/15	Additions	Reductions	Value 12/31/16	Shares 12/31/16	Investment Income	Realized Gain (Loss)	Capital Gain Distributions
Series A (StylePlus—Large Core Series)
Guggenheim Strategy Fund I	$33,290,070	$13,221,781	$(24,706,177)	$21,897,209	875,888	$320,635	$(31,125)	$—
Guggenheim Strategy Fund II	53,725,999	9,212,062	(6,000,000)	57,260,566	2,295,013	1,214,067	(60,778)	—
Guggenheim Strategy Fund III	31,299,067	4,439,755	—	36,004,831	1,441,924	940,241	—	—
Guggenheim Variable Insurance Strategy Fund III	56,599,406	1,456,757	—	58,544,462	2,338,972	1,458,262	—	—
	$174,914,542	$28,330,355	$(30,706,177)	$173,707,068		$3,933,205	$(91,903)	$—

Series E (Total Return Bond Series)
Guggenheim Floating Rate Strategies Fund - Institutional Class	$3,209,978	$2,925	$(3,212,904)	$—	—	$3,847	$(68,225)	$—
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	1,923,026	—	(1,877,306)	—	—	—	(123,530)	—
Guggenheim Strategy Fund I	—	3,048,053	—	3,064,585	122,583	47,811	—	—
Guggenheim Limited Duration Fund - Institutional Class	4,993,596	65,767	(3,000,000)	2,074,867	84,139	66,108	(44,262)	362
Guggenheim Total Return Bond Fund - Institutional Class	9,977,489	247,820	(5,000,000)	5,317,937	201,056	227,106	(86,972)	22,479
	$20,104,089	$3,364,565	$(13,090,210)	$10,457,389		$344,872	$(322,989)	$22,841

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NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated issuers by Fund	Value 12/31/15	Additions	Reductions	Value 12/31/16	Shares 12/31/16	Investment Income	Realized Gain (Loss)	Capital Gain Distributions
Series J (StylePlus—Mid Growth Series)
Guggenheim Strategy Fund I	$27,663,301	$25,302,809	$(29,497,546)	$23,566,676	942,667	$271,475	$21,262	$—
Guggenheim Strategy Fund II	35,011,598	708,228	(4,000,000)	31,890,964	1,278,195	710,101	(46,930)	—
Guggenheim Strategy Fund III	18,984,975	12,444,018	—	31,629,271	1,266,691	642,964	—	—
Guggenheim Variable Insurance Strategy Fund III	38,430,993	3,339,741	—	42,142,748	1,683,690	1,040,427	—	—
	$120,090,867	$41,794,796	$(33,497,546)	$129,229,659		$2,664,967	$(25,668)	$—

Series N (Managed Asset Allocation Series)
Guggenheim Strategy Fund I	$1,424,053	$21,929	$(500,000)	$953,501	38,140	$21,877	$600	$—
Guggenheim Strategy Fund II	1,641,155	36,589	—	1,687,827	67,648	36,657	—	—
Guggenheim Strategy Fund III	1,646,124	2,099,157	—	3,770,765	151,012	98,926	—	—
Guggenheim Variable Insurance Strategy Fund III	12,223,431	266,585	(3,050,000)	9,523,812	380,496	267,337	(15,308)	—
	$16,934,763	$2,424,260	$(3,550,000)	$15,935,905		$424,797	$(14,708)	$—

Series V (Mid Cap Value Series)
HydroGen Corp.	$1	$—	$—	$1	672,346	$—	$—	$—

Series X (StylePlus—Small Growth Series)
Guggenheim Strategy Fund I	$7,807,121	$8,057,612	$(11,767,944)	$4,121,230	164,849	$52,499	$17,934	$—
Guggenheim Strategy Fund II	6,880,775	471,816	(2,900,000)	4,470,690	179,186	97,385	(18,372)	—
Guggenheim Strategy Fund III	8,000,373	883,369	—	8,949,495	358,410	233,531	—	—
Guggenheim Variable Insurance Strategy Fund III	9,206,097	213,801	(1,000,000)	8,484,186	338,961	214,190	(13,377)	—
	$31,894,366	$9,626,598	$(15,667,944)	$26,025,601		$597,605	$(13,815)	$—

Series Y (StylePlus—Large Growth Series)
Guggenheim Strategy Fund I	$8,784,283	$818,354	$(7,517,289)	$2,098,122	83,925	$58,369	$(3,602)	$—
Guggenheim Strategy Fund II	7,592,273	1,844,570	—	9,495,528	380,582	194,723	—	—
Guggenheim Strategy Fund III	8,400,709	1,720,123	—	10,187,301	407,982	250,203	—	—
Guggenheim Variable Insurance Strategy Fund III	8,191,438	210,831	—	8,472,940	338,511	211,049	—	—
	$32,968,703	$4,593,878	$(7,517,289)	$30,253,891		$714,344	$(3,602)	$—

9. Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2016. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of December 31, 2016, were as follows:

Borrower	Maturity Date	Face Amount	Value
Series F (Floating Rate Strategies Series)
Acrisure LLC	11/22/23	$24,762	$—
Grinding Media, Inc.	03/03/17	100,000	—
		$124,762	$—
Series P (High Yield Series)
Acosta, Inc.	09/26/19	$1,000,000	$72,870
Acrisure LLC	11/22/23	46,429	—
Advantage Sales & Marketing LLC	07/25/19	832,500	54,997
BBB Industries, LLC	11/04/19	775,000	61,035
Epicor Software	06/01/20	600,000	50,996
Eyemart Express	12/18/19	400,000	28,771
Grinding Media, Inc.	03/03/17	200,000	—
Signode Industrial Group US, Inc.	05/01/19	1,600,000	93,052
		$5,453,929	$361,721

10. Line of Credit

The Trust, with the exception of Series Z (Alpha Opportunity Series) Fund, and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed, with an increased commitment amount to $1,000,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.55% at December 31, 2016, plus 1/2 of 1%. Upfront costs of $2,032,388 were paid to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the period ended December 31, 2016.

The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

In addition, Series E (Total Return Bond Series) and Series F (Floating Rate Strategies Series)(the “Funds”) entered into an additional unlimited credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to LIBOR plus 0.90%. The Funds did not have any borrowings under this agreement at or during the period ended December 31, 2016.

11. Other Liabilities

Series A (StylePlus—Large Core Series) and Series V (Mid Cap Value Series) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2016.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of December 31, 2016 was $18,615 for Series A (StylePlus—Large Core Series) and $205,716 for Series V (Mid Cap Value Series) and included in payable for miscellaneous in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

12. Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2016 the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2016	Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	366	$11,566,929	$6,700,239	0.61%
Series P (High Yield Series)	366	1,319,031	5,373,980	0.57%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Reverse repurchase agreements	$11,566,929	$—	$11,566,929	$11,566,929	$—	$—
Series P (High Yield Series)	Reverse repurchase agreements	1,319,031	—	1,319,031	1,319,031	—	—

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Fund:

Fund	Overnight and Continuous	Up to 30 days	Total
Series E (Total Return Bond Series)
U.S. Treasury Strips	$—	$4,458,233	$4,458,233
U.S. Treasury Note	—	3,706,155	3,706,155
Federal Agency Notes	—	1,906,891	1,906,891
Corporate Bonds	—	1,495,650	1,495,650
Gross amount of recognized liabilities for reverse repurchase agreements	$—	$11,566,929	$11,566,929

Series P (High Yield Series)
Corporate Bonds	$1,319,031	$—	$1,319,031
Gross amount of recognized liabilities for reverse repurchase agreements	$1,319,031	$—	$1,319,031

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NOTES TO FINANCIAL STATEMENTS (continued)

13. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)	ACC Group Housing LLC
	6.35% due 07/15/54	06/03/14	$250,000	$268,573
	Atlantic Marine Corporations Communities LLC
	5.43% due 12/01/50	07/25/14	320,308	323,000
	Cadence Bank North America
	6.25% due 06/28/29	06/06/14	150,000	131,426
	Copper River CLO Ltd.
	2007-1A, due 01/20/21	05/09/14	382,551	141,541
	GMAC Commercial Mortgage Asset Corp 2007-HCKM
	6.11% due 08/10/52	10/07/16	1,127,651	985,544
	Northern Group Housing LLC
	6.80% due 08/15/53	07/25/13	600,000	715,998
	Pacific Northwest Communities LLC
	5.91% due 06/15/50	05/22/14	400,000	430,128
	Turbine Engines Securitization Ltd.
	2013-1A,
	5.13% due 12/13/48	11/27/13	650,954	644,809
	Woodbourne Capital Trust I
	2.83%	01/20/06	301,449	179,497
	Woodbourne Capital Trust II
	2.83%	01/20/06	301,449	179,497
	Woodbourne Capital Trust III
	2.83%	01/20/06	301,449	179,498
	Woodbourne Capital Trust IV
	2.83%	01/20/06	301,449	179,498
			5,087,260	4,359,009

Series P (High Yield Series)	Schahin II Finance Company SPV Ltd.
	5.88% due 09/25/22	03/12/15	111,437	20,848

14. Legal Proceedings

Tribune Company

Guggenheim Variable Funds Trust f/k/a SBL Fund has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

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NOTES TO FINANCIAL STATEMENTS (continued)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus – Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

Guggenheim Variable Funds Trust f/k/a SBL Fund may be a putative member of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. Reichman alleges claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Second Amended Complaint in the Litigation Trust Action and an Amended Complaint in Reichman. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”), is pending as well. Like Reichman, the Creditor Trust Action alleges claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in

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NOTES TO FINANCIAL STATEMENTS (concluded)

Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Guggenheim Variable Funds Trust. The following series of Guggenheim Variable Funds Trust received cash proceeds from the cash out merger in the following amounts: Series N (Managed Asset Allocation Series) - $28,800. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

174 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Variable Fund Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Variable Funds Trust (comprised of Series A (Styleplus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (Styleplus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (Styleplus—Small Growth Series), Series Y (Styleplus—Large Growth Series) and Series Z (Alpha Opportunity Series)) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, paying agents and brokers or by other appropriate auditing procedures where replies from paying agents or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Guggenheim Variable Funds Trust at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 28, 2017

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OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Series A (StylePlus—Large Core Series)	40.08%
Series B (Large Cap Value Series)	100.00%
Series D (World Equity Income Series)	64.50%
Series E (Total Return Bond Series)	0.56%
Series J (StylePlus—Mid Growth Series)	27.22%
Series N (Managed Asset Allocation Series)	100.00%
Series O (All Cap Value Series)	100.00%
Series P (High Yield Series)	0.67%
Series Q (Small Cap Value Series)	100.00%
Series V (Mid Cap Value Series)	100.00%
Series X (StylePlus—Small Growth Series)	2.39%
Series Y (StylePlus—Large Growth Series)	8.98%

With respect to the taxable year ended December 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Subject to the 15% rate:	From Proceeds of Shareholder Redemptions
Series A (StylePlus—Large Core Series)	$2,234,605	$—
Series B (Large Cap Value Series)	3,255,199	137,949
Series F (Floating Rate Strategies Series)	66,528	—
Series J (StylePlus—Mid Growth Series)	863,754	—
Series N (Managed Asset Allocation Series)	1,011,391	254,128
Series O (All Cap Value Series)	4,633,656	1,074,778
Series Q (Small Cap Value Series)	7,824,673	568,931
Series V (Mid Cap Value Series)	21,634,815	1,848,812
Series X (StylePlus—Small Growth Series)	309,723	—
Series Y (StylePlus—Large Growth Series)	528,876	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

176 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

At a special meeting of shareholders held on July 29, 2016, the shareholders of the Funds voted on whether to approve the Plan of Liquidation with respect to Series M (Macro Opportunities Series). A description of the number of shares voted is as follows:

Votes for:	1,250,026
Votes against:	11,725
Abstain:	6,227

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	98	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	95	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	95	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	95	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	100	Current: Edward-Elmhurst Healthcare System (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	95

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota Healthcare Alumni Association Foundation (2009-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	97	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer	Since 2016

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

180 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 181

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

182 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2.	Code of Ethics.

The registrant's Board of Trustees has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Robert B. Karn III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant's principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2016 and December 31, 2015 were $343,750 and $353,087, respectively.

(b) Audit-Related Fees. The aggregate Audit Related Fees billed by the registrant's principal accountant for the fiscal years ended December 31, 2016 and December 31, 2015 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant's investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2016 and December 31, 2015 were $0 and $38,585, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant's principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2016 and December 31, 2015 were $82,104 and $113,380, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant's principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2016 and December 31, 2015 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $149,677 and $151,965, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant's principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. As such, the audit committee has considered these services in maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

Item 11.	Controls and Procedures.

(a) The registrant's President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant's President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 10, 2017

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	March 10, 2017

*	Print the name and title of each signing officer under his or her signature.